Prospectus Supplement (Sales Report) No. 7 dated November 30, 2010 to Prospectus dated October 15, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated October 15, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated October 15, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 526894

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
526894	$9,200	$5,700	5.79%	1.00%	November 29, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 526894. Member loan 526894 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	MTAG Services, LLC	Debt-to-income ratio:	13.05%
Length of employment:	3 years	Location:	Arlington, VA

Home town:
Current & past employers:	MTAG Services, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > My wife and I are looking to consolidate a car loan and a credit card that total $9000. Both have an interest rate of about 10% and this would get us on a good three year plan to pay off these debts and get a lower interest rate at the same time.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,396.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 598274

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598274	$12,000	$12,000	9.99%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598274. Member loan 598274 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	St Charles City Co Library	Debt-to-income ratio:	14.90%
Length of employment:	10+ years	Location:	St Charles, MO

Home town:
Current & past employers:	St Charles City Co Library
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > Will consolidate high interest CC. Will never miss a payment as history has shown.

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1978	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	18
Revolving Credit Balance:	$9,511.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your credit history shows 1 delinquency 18 months ago, could you give more details on this?	Sears Cr Card. The monthly due date kept changing. Payments were online and earlier than anticipated, I missed it until the due date which was too late to make the payment on time. One day. This is one of the cards I want to get paid off. .
Can you please list all your debts, including interest rates, and say which ones you will pay off using this loan? What is your position at the library, and how secure is your job? Can you explain the delinquency on your credit report from 18 months ago?	Position is very secure. Deputy Director. 18 months ago on Sears Credit Card. I was paying online and the due date changed every month. I realized the change on the day the payment was due, however, the payment was not credited to the account until the next day. One day late.
You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Realistically 1-2 years.

Member Payment Dependent Notes Series 598326

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598326	$25,000	$25,000	13.72%	1.00%	November 26, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598326. Member loan 598326 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,250 / month
Current employer:	Stinger Wellhead Proct Serv	Debt-to-income ratio:	9.43%
Length of employment:	4 years	Location:	KILGORE, TX

Home town:
Current & past employers:	Stinger Wellhead Proct Serv
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > This loan is to consolidate 4 accounts that have an average greater than17 percent interest rate. We just can’t handle paying the minimum and paying them off. I have never defaulted on a loan or filed bankruptcy.

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,851.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	To consolidate high interest credit cards/loan and get them down to a lower payment.
Please list the balances, APRs, and monthly payments on the cards you intend to pay off with this loan. Thanks!	#1-11483.83- 17.93- $303 #2-1727.93- 15.24- $33.00 #3- $2,546.96- 22.99- $45.00 #4- 2973.44- 19.99- $50.00 #5- 2234.72- 16.99- $50.00
Your debts add up to about $21,000, but you are asking for a loan of $25,000. What are you planning to do with the extra $4000?	LendingClub has $1200 fee than I have taxes due.

Member Payment Dependent Notes Series 601871

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601871	$2,500	$2,500	15.95%	1.00%	November 24, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601871. Member loan 601871 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,617 / month
Current employer:	advanced leasing	Debt-to-income ratio:	23.20%
Length of employment:	4 years	Location:	MUSKEGON, MI

Home town:
Current & past employers:	advanced leasing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	32
Revolving Credit Balance:	$1,607.00	Public Records On File:	1
Revolving Line Utilization:	25.10%	Months Since Last Record:	70
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for advanced leasing?	Advanced leasing owns several optical stores and I make the optical glasses for one of the stores.
What are you buying	I am going to purchase a pop-up camper

Member Payment Dependent Notes Series 603309

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603309	$12,800	$12,800	16.69%	1.00%	November 24, 2010	November 27, 2015	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603309. Member loan 603309 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,917 / month
Current employer:	New York City Police Dept	Debt-to-income ratio:	7.45%
Length of employment:	10+ years	Location:	Islip terrace, NY

Home town:
Current & past employers:	New York City Police Dept
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > Consolidation of a few accounts Borrower added on 11/15/10 > I plan to use the funds to consolidate a few bills. I do not have a problem meeting my requirements. Would like to send them to one place instead of spreading them. I 've been employed with the same employer for 18yrs. Current economic conditions do not threaten my job. My credit history is very good. In most cases I paid loans in advance. I just finished my car payment 8 months early Borrower added on 11/22/10 > I want to thank all that paritcpated in funding this request. I can reassure you that all payments will be made. Of my 23 yr credit history I've never missed and Mortgage, Loan, car payments etc. On the debt I will be consolidating I currently make bi-weekly payments of $600 dollars.

A credit bureau reported the following information about this borrower member on October 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	61	Months Since Last Delinquency:	18
Revolving Credit Balance:	$91,251.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list credit cards, interest rates, and amount owed.	Citibank Diamond 0% 5445.00 Citibank Platinum 17% 3370.00 Citibank Checking Plus 2300.00
Please detail monthly expenses.	Mortgage $1711.00 Equity Ln $ 400.00 Utilities $450.00 (oil,lectric,tv,phone..etc) CS $325.00 Citbank Dia. $200.00 bi-weekly (I pay) Citibank Pref $125.00 bi-weekly (I pay) Citibank Cr Ln $125.00 bi-weekly (I pay) Car (gas,ins) $400.00 misc $300.00
Please list monthly expenses.	Not sure if the question " detail monthly expenses" replaced this question.
Please send in income verification documents to Lending Club, support@lendingclub.com Investors will be more confident about funding your loan.	All documentation has been emailed. As a note my actual income is $138,000. In error I wrote $119,000
Please send in income verification documents to Lending Club, support@lendingclub.com Investors will be more confident about funding your loan.	Answered in previous question.
Two questions: (1) Position (Job/What you do) for NYPD? (Patrol? Traffic? Admin support? etc.) a-n-d (2) You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticiapte servicing (keeping active) this loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to-4 yrs? 2 to 3-yrs? etc.	I'm a Computer Specialist for the NYPD. I manage Network Communications for Disaster Recovery and E911 as well as Citywide support. As stated, I've been here 18yrs and a minimum of 20yrs before retirement. While I did select 5yrs for repayment I anticipate between 2 and 3 yrs.
Please detail the debt that comprises the $91,251.00 revolving credit listed on your loan.	Citibank Diamond 5445.00 Citibank Platinum 3370.00 Citibank Checking 2400.00 Home Equity Loan 79,136.00 total=90351 The difference of $900.00 amount to payments I've made. As I stated in an earlier question I currently make bi-weekly payments to the debts listed above.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance of the mortage loan is 258,000 and the equity is 78,000. The market value is approximately 355,000

Member Payment Dependent Notes Series 603803

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603803	$24,250	$15,025	12.61%	1.00%	November 30, 2010	November 27, 2015	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603803. Member loan 603803 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Miller-Motte College	Debt-to-income ratio:	11.16%
Length of employment:	1 year	Location:	GREENVILLE, NC

Home town:
Current & past employers:	Miller-Motte College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,437.00	Public Records On File:	0
Revolving Line Utilization:	93.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Miller-Motte College and where did you work prior to that?	I am an IT instructor and I also coordinate our online program. Before that I worked for 4 years at Eastern Area Health Education Center as an IT/Audiovisual/Videoconferencing support technician.
Please detail the debt you plan on paying off. Include total owned and interest rate.	$2300 Personal Loan-No interest rate $8400 Credit Card-12% $7800 Home Equity Line of Credit-4.5% The rest will be used for to replace home heating/AC and other similar repairs.
It seems like you are using this loan to pay off other loans with lower interest rates, why is this?	Hi, I am currently thinking about those things as well; however, I want my Home Equity Line of Credit free of a balance, as well as the credit card. It is also more convenient for me to consolidate those accounts into the one LendingClub loan.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Total for mortgage and HELOC is ~80,000 2. My home is worth ~82000?

Member Payment Dependent Notes Series 606236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606236	$10,000	$6,375	6.17%	1.00%	November 30, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606236. Member loan 606236 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	St Joseph's Hospital	Debt-to-income ratio:	0.77%
Length of employment:	2 years	Location:	ZEPHYRHILLS, FL

Home town:
Current & past employers:	St Joseph's Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	5
Revolving Credit Balance:	$736.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 606635

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606635	$7,000	$7,000	12.98%	1.00%	November 26, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606635. Member loan 606635 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,300 / month
Current employer:	GISD	Debt-to-income ratio:	13.51%
Length of employment:	2 years	Location:	Georgetown, TX

Home town:
Current & past employers:	GISD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	10
Revolving Credit Balance:	$492.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Just two questions...are you a teacher for GISD? And what are the specific debts you are planning to consolidate? Thank you.	I am a counselor. I always pay my debts. I was divorced and paid both of our debts off. So I thought I have two medical and then I need to pay for work being done on my suburban! Which will be paid off soon along with daycare! Just bad timing it happened now. Credit score isn't high enough yet but will be well over 700 in a year! My credit score matters a great deal to me! I have it all budgeted so if you won't lend the amount I need would prefer nothing. Thank you for your time and God bless
Please answer each question completely. 1) For each debt you have, or plan to incur, please list a) The type (credit card, medical bill, car loan, etc) b) The amount you owe or will owe c) The APR, if applicable d) The amount you ACTUALLY pay each month (not the minimum required payment, unless that's what you actually pay) 2) Please indicate which of the above debts you plan to pay with this loan 3) You state "I have it all budgeted so if you won't lend the amount I need would prefer nothing.". It sounds like you really don't need this loan if you have it all budgeted already. Please explain: Why you are applying for this loan then?	I owe about 1500 in medical bills. Wamart card 1000. Getting a lawn mower for my sons job 1200. 3000 to pay toward trans on car. I have the loan money budgeted. It is not life or death I am also working on my credit score and was told to have loans and paying on time and off will help get my score up. I wil not use credit cards just want to know I can pay it off in a certian time. I hope the next time I take out a loan I will get a fair interest rate because my score will be higher. All I ment is I'm not beggin for money just working toward goals. Thanks for your time
Thanks for your answers. Missing some information .... Can you please provide the interest rate on the medical bill and Walmart card. Also, were you planning to do a payment plan for the lawnmower and/or for the transmission if you didn't get this loan, and if so, what would the interest rate be (best guess)?	Interest on walmart card 0 until end of dec! I want to pay cash for lawn more this will be my payment. My son pays me 200/mo. I supply materals. The three thousand will cover what I owe for repair. Like I said it's all bad timing. I hope this will be my last loan for a while. Want my credit score up! I bought a house and would love to add some things in a few years! Will need 700 or above to get real low interest I'm not too far off:) thanks for your time! About another loan. I have a friend who can lend me money just don't want to do that- besides it's about credit score. I could go through my bank but I can only get 5,000 at 9.5 which is what I will do if I have to. Just wanted to get it all done at once if possible. Thanks for your time

Member Payment Dependent Notes Series 606833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
606833	$20,000	$17,325	9.62%	1.00%	November 30, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 606833. Member loan 606833 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,750 / month
Current employer:	Johns Manville	Debt-to-income ratio:	9.39%
Length of employment:	10+ years	Location:	West Linn, OR

Home town:
Current & past employers:	Johns Manville
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > The purpose of this loan is for a 12 month bridge loan to participate in a real estate opportunity. I am a good candidate for this loan because of I have 25 years of experience in business and real estate with a strong credit history. Borrower added on 11/16/10 > The purpose of this loan is for a 12 month bridge loan to participate in a real estate opportunity. I am a good candidate for this loan because of I have 25 years of experience in business and real estate with a strong credit history.

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,614.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Type your answer here. My total monthly expenses average $6500/month. Thanks.
TWO questions: (1) Position (job?What you so for JM a-n-d (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Type your answer here. Sales Manager. anticipate a 2-3 year loan payoff. Thanks.

Member Payment Dependent Notes Series 607161

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607161	$7,200	$6,375	5.79%	1.00%	November 29, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607161. Member loan 607161 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	st joseph	Debt-to-income ratio:	3.98%
Length of employment:	5 years	Location:	eureka, CA

Home town:
Current & past employers:	st joseph
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > This loan will allow me to buy vehicles at auction and resell. Thank you.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,092.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 607224

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607224	$11,500	$11,500	9.99%	1.00%	November 30, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607224. Member loan 607224 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	City Government	Debt-to-income ratio:	15.05%
Length of employment:	1 year	Location:	ITHACA, MI

Home town:
Current & past employers:	City Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > Large portion of credit card debt related to necessary upgrades when we negotiated the sale of our former home. Since that time, my income has gone from $40,000/yr to $63,000/yr, employed in a stable/growing rural community as a municipal manager. I am now trying to refinance and eliminate my high-interest debt. Borrower added on 11/22/10 > I was asked what I did prior to working in government. I worked for five years at a countywide non-profit economic development agency. Borrower added on 11/27/10 > Although she is not included in my application, my wife is employed at a local community bank as a data processor.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,601.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work before the City Government?	I worked for a non-profit economic development agency for 5 years.
TWO questions: (1) Position (Job/What you do) for Itasca City Government? and (2) You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	(1) City Manager (2) I anticipate at least 2 yrs for payoff, possibly the full 3 yrs. My auto loan will be paid off in 2 yrs, so that will allow me to accelerate the pay-down of this loan at that time.

Member Payment Dependent Notes Series 607535

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607535	$10,000	$10,000	15.95%	1.00%	November 24, 2010	November 28, 2015	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607535. Member loan 607535 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	Lance, Inc	Debt-to-income ratio:	5.61%
Length of employment:	4 years	Location:	Indian Land, SC

Home town:
Current & past employers:	Lance, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > We are attempting to adopt a little girl from Ethiopia...we are in the beginning stages. This amount will fund our home-study and our initial payment with our adoption agency. We have been accepted into the Ehtiopia Program with America World Adoption Agency. Borrower added on 11/16/10 > We must have our initial payment into America World by December 12th...we are hoping and praying our loan will be funded by your generosity. Thank you to those who have stepped up thus far. We are more than comfortable with the payment plan that is in place and know that with the 'Adoption Tax Credits' through the Federal Govt and the State of South Carolina, pay back will be pretty quick. We are expecting to close our adoption in 2011... Borrower added on 11/19/10 > We are getting close t the 50% mark...have no idea if the pace we are seeing is good or not...this process is both exciting and nerve racking. Want to express again our appreciation for those that are 'on board' thus far. We are very excited to get this process rolling and turning our dream of adopting into a reality. Thank you again!!

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	36
Revolving Credit Balance:	$2,869.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Lance Inc?	I am a purchasing manager within the Procurement Dept. Have been a member of this team for 4 years. My area of expertise is commodities. I am responsible for $80mm of spend annually.
1. The gross income that you state above is solely your income or combine with your spouse? 2. What amount of tax credits are you entitled to from the state and government? 3.What time frame do you foresee yourself paying this loan off?	The gross income is combined...mine equals $85K/yr and my spouse equals $32K/yr...Righ now the state of SC tax credit is $10,200 after adoption is complete and the federal govt tax credit is $12,000 + (I think $12,500). Not included in the income number is my annual incentive which equates to 20% of my salary annually. I suspect 3 years max to pay off loan (depending on when adoption closes). If adoption closes in 2011 then we would be entitled to tax credits for that tax year. That is our goal.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We have a single mortgage and the balance is $212K...current market value is $230K-$235K

Member Payment Dependent Notes Series 607880

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
607880	$12,000	$12,000	14.83%	1.00%	November 29, 2010	December 4, 2015	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 607880. Member loan 607880 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Boehringer Ingelheim Pharmaceuticals	Debt-to-income ratio:	7.52%
Length of employment:	6 years	Location:	Dallas, TX

Home town:
Current & past employers:	Boehringer Ingelheim Pharmaceuticals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > I plan to use most of the funds to buy my girlfriend of 9 years a nice engagement ring. I am a senior level pharmaceutical sales rep and I have been with the same company for 6 years. My job is very secure as I am currently launching a new drug that is predicted to gross over 1 billion in sale next year for the company. Besides pharmaceuticals I also have my real estate license. I buy/sell/lease properties for additional income at nights and on the weekends. I have NEVER missed one payment on any account as I am anal about paying my bills on time. My girlfriend doesnt know that I am going to propose after 9 years of being together. This loan will help make that happen. Thanks!

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,359.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Boehringer Ingelheim Pharmaceuticals?	Senior Sales Professional
What are your plans for your revolving credit balance?	I recieve pharmaceutical sales bonuses every 3 months which I plan to start putting towards paying down my revolving debt. I stand to make a lot in bonuses for 2011 because of the new drug "Pradaxa" that I selling. I also have my real estate license and plan to use my commissions to pay down my revolving debt. I need this loan now because I want to buy a ring and propose to my girlfriend of 9 years before the end of the year.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgage balance is $352,100 as of Nov 2010 and I dont have a HELOC. The property appraised for $519k before I rehabbed all of the bathrooms and kitchen. The value of similar houses in the neighbor go from $550k to $1m.

Member Payment Dependent Notes Series 608913

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608913	$15,000	$9,750	10.36%	1.00%	November 26, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608913. Member loan 608913 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	UTC Overseas	Debt-to-income ratio:	9.60%
Length of employment:	3 years	Location:	Union City, NJ

Home town:
Current & past employers:	UTC Overseas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > This loan is to purchase the remaining inventory for a clothing retail store. Strong marketing is already in effect and due to demand, more anticipated sales are to be prepared for. This store sells handmade designer apparel for women and men. We have already established a niche of fashionable customers that are eager for every upcoming collection.

A credit bureau reported the following information about this borrower member on November 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,235.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 608980

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
608980	$19,000	$17,250	12.61%	1.00%	November 26, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 608980. Member loan 608980 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	City of Pleasant Grove	Debt-to-income ratio:	10.39%
Length of employment:	4 years	Location:	MORRIS, AL

Home town:
Current & past employers:	City of Pleasant Grove
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,951.00	Public Records On File:	0
Revolving Line Utilization:	78.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Pleasant Grove?	Fire/Medic
A bunch of questions and requests Please list your debts and indicate which ones you are going to pay off: include amount, interest rate, current monthly payment. What is the mortgage on your house please include any 2nds or HELOCs? What is your itemized current monthly expenses? In years how long to you intend to pay off this loan? Are you just planning on managing your debt with this loan or are you taking steps to reduce your expenditures so this debt does not just reoccur? Not a question but a strong suggestion. Submit all your paper work to LC to get your income verified and an "Approved" on your loan review. You will find that your chances of getting this loan filled out will increase dramatically. Good Luck, be safe, and remember it's their emergency not yours. Retired brother.	Citi MasterCard, $13700, %15.9, $340.00 Chase Visa, $6500, %14.9, $130.00 No mortgage, no HELOC's I pay all monthly utilities $600, Student loan$100, Car payment $343.00, My fiancee and I are primary care takers of her father and his expenses cost around $650 a month. I am financing the loan for 5 years, I am going to close the credit cards when paid off, I have recently paid off three other credit cards and am trying to get these paid off
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	No mortgage my house in in my fiancees name only so she hold sthe deed, no HELOC, zillow.com does not have my house listed as it was built just last year, the value of the house is 270,000, and I haved lived there for 10 months.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Two credit cards with a combined balance of 19500, one rate is 15.9 and the other is 14.9, I am planning on borrowing the entire amount and paying off both credit cards, I have recently paid off three other cards and I am trying to get out of credit card debt.
You initially selected 5-years for loan repayment term. In YEARS, How long do you realistically anticipate to service (keep active) this loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks Lender 505570 USMC-RETIRED	If things go well i would like to have it paid off in three years, but how much I am able to work my second job has a big impact on that.

Member Payment Dependent Notes Series 609115

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609115	$12,000	$12,000	9.62%	1.00%	November 24, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609115. Member loan 609115 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	City of Plano	Debt-to-income ratio:	14.19%
Length of employment:	4 years	Location:	PLANO, TX

Home town:
Current & past employers:	City of Plano
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Looking to use the money for weight loss surgery. I have enough money to full cover the surgery if needed but would prefer to keep it as a backup in case of emergencies. Currently have a stable job working as a 911 dispatcher and have been there for 4.5 years now. I also have a side job as a playground designer that I work on that brings in a couple hundred a month on average. I pull in a little over 2000 after taxes each month from main job and other than rent and a used car payment of 230$ a month all the rest of my bills are food/utilities/etc.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	53
Revolving Credit Balance:	$2,424.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I will contribute to your surgery, I wish you the best of luck!	Thank you I have needed it for a long time and I deeply thank all those who have helped!!!!

Member Payment Dependent Notes Series 609551

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
609551	$16,000	$16,000	14.09%	1.00%	November 29, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 609551. Member loan 609551 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	RGS	Debt-to-income ratio:	16.92%
Length of employment:	4 years	Location:	Washington, DC

Home town:
Current & past employers:	RGS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > This loan will be used to pay off credit cards and buy furniturne for my home.

A credit bureau reported the following information about this borrower member on November 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,871.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is RGS and what is your position there?	Type your answer here. I am a System Administrator at RGS. RGS is management consulting firm. For more information regarding RGS please visit us at: http://www.rgsinc.com
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Total amount on my loan is 1st Trust --Bank of America -- $74,500 2nd Trust Urban League (interest free) $19,000
Thanks, and what is the home value based on Zillow?	Type your answer here. 157,000
With decent credit and the knowledge that most furniture stores offer 0% financing, why would you use funds at 14% to buy furniture?	Type your answer here. Please help me find the store

Member Payment Dependent Notes Series 610259

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610259	$6,000	$6,000	6.91%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610259. Member loan 610259 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Sears	Debt-to-income ratio:	14.54%
Length of employment:	2 years	Location:	Orlando, FL

Home town:
Current & past employers:	Sears
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > I started with the company I work for in 1996. My job is very stable and pays well. I would like the loan to buy a car for pleasure.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,460.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
May I ask why you need a $6000 loan when you make $6500 a month? What are your other monthly expenses, and what is the recreational vehicle you wish to obtain?	that is a home equity line on my house it shows on my credit report like credit car debt but it is not. The payment on that debt is 229.00 per month at prime rate. I used it for remodeling Thanks
Hi. Please provide some details about your $38,460.00 balance and how you are paying it. Thanks	It is a home Equity loan ... unfortunatelly it looks like credit card debt but it is not. It is a secured loan on my home at Prime minus 2.oo% It was used for home remodeling

Member Payment Dependent Notes Series 610270

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610270	$25,000	$25,000	16.32%	1.00%	November 24, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610270. Member loan 610270 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Department of Defense	Debt-to-income ratio:	14.23%
Length of employment:	5 years	Location:	QUINCY, MA

Home town:
Current & past employers:	Department of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,469.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding your loan. Your loan request is for $25,000. Your revolvng credit reported is $7400 and your stated loan purpose is Credit Card refinancing. What is the difference, what is not being reported by your revolving credit listing ?	Type your answer here.Currently, I have US Air Master Card with $18000 credit limit and a balance of around $16,900 +. I have Citi Card with $2000 limit and a balance of $1600+ and Quincy Credit Union card with limit of $5000 and balance about the limit
What are your budgeted monthly expenses, and TOTAL household income?	Type your answer here.Monthly Expenses = $3500 Income = $9500 Gross before taxes
Please submit employment information to Lending Club for verification.	Type your answer here. Work with the Fed Govt as Logistics Management Specialist making $90,265 a year. Collect soc sec benefit for $18,800 and a Pension for $2200 a year.
You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks.	Type your answer here.3 to 4 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.Balance Mortgage on home is about $171,500. If HELOC is equity loan, don't have any equity loan against home. Current Market Value is >$230,000.

Member Payment Dependent Notes Series 610693

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610693	$8,000	$8,000	13.35%	1.00%	November 26, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610693. Member loan 610693 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Regions Bank	Debt-to-income ratio:	16.62%
Length of employment:	< 1 year	Location:	Raleigh, NC

Home town:
Current & past employers:	Regions Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	17
Revolving Credit Balance:	$12,120.00	Public Records On File:	2
Revolving Line Utilization:	43.10%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Regions Bank and where did you work prior to that?	Deposit Service Leader for Regions and worked at Paragon Commercial Bank from November 2002 - April 2010 as a Deposit Services Manager
What were your public records on file for?	Filed Bankrupt over 7 years ago.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	187,900.00 and market value is 250,000.00

Member Payment Dependent Notes Series 610958

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
610958	$9,100	$9,100	10.36%	1.00%	November 24, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 610958. Member loan 610958 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	USPS	Debt-to-income ratio:	17.94%
Length of employment:	6 years	Location:	EUGENE, OR

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > This loan is intended to pay this debt off. I have been paying it down for over two years now. I just need a little help with this last bit. Any contributions would be appreciated. Thank You.

A credit bureau reported the following information about this borrower member on November 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	23
Revolving Credit Balance:	$1,008.00	Public Records On File:	0
Revolving Line Utilization:	16.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questions: (1) Position (Job/What you do) for USPS? a-n-d (2) You initially selected 3-years loan term for repayment. In YEARS, How long do you realistically anticipate to service (keep active) this loan before it is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc.	I am a mail processing clerk and, if I can pay off the loan early I will.
Revolving credit balance shows $1k. What is "this debt" you are going to pay off?	I'm not sure what that Revolving Credit Balance is. I can't use my credit cards. I've been with CareOne paying this debt off.

Member Payment Dependent Notes Series 611082

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611082	$25,000	$15,925	20.77%	1.00%	November 30, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611082. Member loan 611082 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	EFS	Debt-to-income ratio:	9.50%
Length of employment:	6 years	Location:	RICHMOND, VA

Home town:
Current & past employers:	EFS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > Credit Card Consolidation at low rates and terms Borrower added on 11/15/10 > Used three credit cards (BOA Visa, Chase Visa, CitiBank MC) to pay for son's 4 year at Liberty University. Last several months these cards rates went well up causing the search to payoff to stop paying high rates.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	45	Months Since Last Delinquency:	17
Revolving Credit Balance:	$29,164.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is EFS and what do you do there?	EFS- Emory Financial Services is a nationally private ownered Broker of new and used vehicle and equipment funding and services, i.e. finance and leasing credit lines, purchase and disposal programs, maintenance management, insurance, titling and licensing services, risk management services and fuel card programs for small and meduim size businesses in US. Current position is National VP of Sales/Business Development.
What is EFS and what is your position there? What was your delinquency 17 months ago? Please list your various Revolving Credit Balances and include the interest rate you are being charged for each.	EFS- Emory Financial Services is a privately owned national full service Broker for vehicle and equipment funding and fleet management services. We provide small and meduim size US companies with competitive funding and fleet management services for new and used vehicles and equipment. Funding is conventional financing or leasing from 12 to 72 months. Fleet Management products and services are purchase and disposal programs, full maintenance or maintenance management, mvr/titling/licensing management, risk management, insurance, daily rental programs and fuel card programs.
Please verify your income with Lending Club, either email it to support@lendingclub.com or fax it to (650) 482-5228. This will help you attract many more investors. Thanks	Working on this today, thank you.
What do you do at EFS?	National VP of Sales/Business Development. In the same industry in sales for 20+ successful years.
What was your delinquency 17 months ago?	I recently re-finance my home "FHA" to lower rate and payment in April 2010. There was no credit (delinquency) or financial concerns at that and at this time? Not sure, this could be one of two possiblities. 1) Paid off CapitalOne and it was not recorded in timely fashion, but this was corrected according to CapitalOne. 2) Our son's cell account was defaulted on by him and as co-signer I wasn't notified to the same, but payoff the ammount owed immediately.
List balances, APR's and min monthly payments of the debts that will and wont be consolidated by this loan	N/A, None
You replied to Q 673724 that there are no debts ("none") that "will and wont be consolidated by this loan." But in your Loan Description you have entered "Credit Card Consolidation." Could you perhaps clarify?	I am sorry, I misread your original question. My reply assumed that there was other credit card debt outside of this request. This said, I believe Lending Club has supplied you with appropriate risk to loan information for your decision. Thank you for your question.
List balances, APR's and min monthly payments of the debts that to be consolidated by this loan. FYI unsolicited income verification documents will be ignored by LC	Respectfully, I see no reason to disclose the information in detail, i.e. balances, apr, monthly payments as you've requested. I believe the Lending Club has supplied you and others with appropaite information for youe decision. Thank you for your question.
Please verify your income with Lending Club by emailing support@lendingclub.com. After it is verified, I will be happy to help fund your loan. Thanks!	This was done last week. It is my understanding that credit approval from lending club's credit team is waiting on verification from IRS. Thamks
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. I only have one mortgage loan and the balance should be in credit report info supplied to you from lending club credit team. Note: I have been advised not to response to details, i.e. acct numbers, amounts, names of creditors, personal info., etc. 2. see note above.
You chose not to respond to a listing of your credit cards and APRs - a valid question. They are not provided by Lending Club. Your total revolving credit is greater than your ask, yet you say there is no other debt. Your reluctance to adequately respond makes me reluctant to invest. Good luck.	I appreciate your and all simular investor comments and questions. To that end, I have had no reluctance to adequately respond to these kinds of questions as I thought lending club provided you, "the investor" all information, i.e. credit reports, risk scoring, income and tax verifications and other related results. This said, the following is my respond and represents an current information as of November 1, 2010; A- Interest Rate/Avg': 28.99%, (low 12%). My rates have gone up from 7 and 8% from March 2010 to this current level - crazy! When question, my creditors claim it's the enivornment their in and all customers are having to pay high rates. Most of these creditors I've a relationship with for 10 plus years and NEVER been late. B- Creditors: 1- BOA- Plat Visa 2- Chase- Marriott Plat Visa 3- Citibank- MC/Sears/HomeDepot 4- US Bank- REI Visa 5- GE- Lowes 6- GE- Sam's Club/Walmart 7- Bestbuy- MC. C- Unpaid balances are $52K of which $27K will be paid off with my year end bonus in January 2011. Out going payments currently total $2,300K for this revolving debt. I've always paid off debt once a year with comissions and bonuses and on time. D- One mortgage, BOA, $190K @ 4.25% Conv-15 Yr, rmonthly: $1326. Had a second but paid off in April 2010. So, as you can see and read here I'm looking to pay less interest with this loan and sharply improve income to debt, credit score, etc. Thank you, John
You are mistaken. Not all the information you give Lending Club is given to us, the investors. If you look at other Q&A you will see that borrowers are often asked to list their debt in a way that maintains your privacy. eg: Bank of Am. $6000 27% min. pymt. 200 usually pay 300 etc. This helps.	I appreciate your and all simular investor comments and questions. To that end, I have had no reluctance to adequately respond to these kinds of questions as I thought lending club provided you, "the investor" all information, i.e. credit reports, risk scoring, income and tax verifications and other related results. This said, the following is my respond and represents an current information as of November 1, 2010; A- Interest Rate/Avg': 28.99%, (low 12%). My rates have gone up from 7 and 8% from March 2010 to this current level - crazy! When question, my creditors claim it's the enivornment their in and all customers are having to pay high rates. Most of these creditors I've a relationship with for 10 plus years and NEVER been late. B- Creditors: 1- BOA- Plat Visa 2- Chase- Marriott Plat Visa 3- Citibank- MC/Sears/HomeDepot 4- US Bank- REI Visa 5- GE- Lowes 6- GE- Sam's Club/Walmart 7- Bestbuy- MC. C- Unpaid balances are $52K of which $27K will be paid off with my year end bonus in January 2011. Out going payments currently total $2,300K for this revolving debt. I've always paid off debt once a year with comissions and bonuses and on time. D- One mortgage, BOA, $190K @ 4.25% Conv-15 Yr, rmonthly: $1326. Had a second but paid off in April 2010. So, as you can see and read here I'm looking to pay less interest with this loan and sharply improve income to debt, credit score, etc. Thank you, John

Member Payment Dependent Notes Series 611117

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611117	$6,000	$6,000	5.42%	1.00%	November 24, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611117. Member loan 611117 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Komatsu America Corp.	Debt-to-income ratio:	5.44%
Length of employment:	10+ years	Location:	Sunrise, FL

Home town:
Current & past employers:	Komatsu America Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,214.00	Public Records On File:	0
Revolving Line Utilization:	26.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. I have a few questions/ What is the major purchase that the loan will be used for? What were the 2 recent credit inquiries? What is the source or sources of the 10K in revolving credit? Thanks.	I will use it to purchase a car for my son. As far as the other questions, I am not sure what recent credit inquiries you are refering to, and the source of the 10K in revolving credit is from a furniture store (El Dorado Furniture) which I will close because I do not really need it.

Member Payment Dependent Notes Series 611507

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611507	$13,200	$10,400	18.17%	1.00%	November 30, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611507. Member loan 611507 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	TricorBraun	Debt-to-income ratio:	16.13%
Length of employment:	10+ years	Location:	Stone Mountain, GA

Home town:
Current & past employers:	TricorBraun
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > Personal loan Borrower added on 11/15/10 > Personal loan needed to help out a friend in need

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	63
Revolving Credit Balance:	$17,580.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you do for TricorBraun? a-n-d You initially selected 5-years loan repayment terms. In YEARS, How long do you reailstically anticipate to service (keep active) this loan before loan is paid in full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	I hope to pay off before the 5 years. Don't have an exact time frame.

Member Payment Dependent Notes Series 611604

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611604	$14,000	$8,700	6.17%	1.00%	November 30, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611604. Member loan 611604 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Medical Solutions, Inc.	Debt-to-income ratio:	11.46%
Length of employment:	2 years	Location:	Lockport, IL

Home town:
Current & past employers:	Medical Solutions, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,596.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Medical Solutions, Inc. and where did you work before that?	I sell Medical equipment. I did the same thing with a different comp.

Member Payment Dependent Notes Series 611698

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611698	$10,000	$10,000	14.83%	1.00%	November 29, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611698. Member loan 611698 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Seaboard Farms	Debt-to-income ratio:	8.44%
Length of employment:	2 years	Location:	Turpin, OK

Home town:
Current & past employers:	Seaboard Farms
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	32
Revolving Credit Balance:	$1,639.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Seaboard Farms and where did you work prior to that?	drive semi truck deliver pigs to the plant (live haul) Double trucking is where i worked prior
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	capitol one $2300.00 $100.00 Big State acct $6400.00 $378.00 home depot $1200.00 $100.00
Please provide detailed information (lender, outstanding principal balance, interest rate and minimum monthly payment) for debts to be consolidated.	capitol one, big state, home depot $10,000.00 1st on 28.9% $100.00 2nd 21.5% $378.00 3rd 24% $100.00
Why aren't these debts shown on your credit history as reported by the credit bureau on 11/8/10?	some belong to wife, big state is a private loan with a company we just want to put them all together, i do not think they report to credit agancies and we are trying to consolidate to send daughter to college, medical school
Please call Lending Club for the procedures to have your Credit Review Status approved and expedite their completion.	ok thank you!

Member Payment Dependent Notes Series 611805

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611805	$15,000	$15,000	12.61%	1.00%	November 24, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611805. Member loan 611805 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	Talecris Biotherapuetics	Debt-to-income ratio:	17.90%
Length of employment:	< 1 year	Location:	Wake Forest, NC

Home town:
Current & past employers:	Talecris Biotherapuetics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > I am a lead software engineer earning $105,000. I was offered a tremendous opportunity in Raleigh, NC which I relocated for. Unfortunately I still had a mortgage back in Illinois. My home sold quickly, but for less than I had hoped, and I need to provide some money at closing. This loan will help with that, and while I am still renting here in NC, a loan such as this is much better than a full mortgage back in Illinois. Borrower added on 11/10/10 > In addition to my current full time position, I am a software consultant. This provides a solid supplemental income. Borrower added on 11/15/10 > To clarify my consulting arrangement: I work approximately 10 hours a week as a consultant per a consulting agreement I have with a previous full-time employer. This brings in $2,500 (pre-tax). This is in addition to my base income at my full time job. Total, I work about 50-55 hours per week between my full time position and consulting. I can't complain; Many people are working this many hours at just one job. I expect this consulting agreement to last at least 2-3 more years (possibly longer). Additionally, my wife works part time as a substitute teacher. She has an MA in School Administration and will likely be employed full time by next fall. I am including these details to let you, the people who are investing your hard earned money in this loan, that I will be able to repay it with ease. I thank you in advance, and appreciate it more than I can express. Additionally, my wife is a substitute teacher. She has an MA in School Administration and will likely return to work full time within a year. I thank you all in advance for investing in this loan. It is appreciated more than I can express. Borrower added on 11/23/10 > This loan is being funded and I thank you all! Happy Thanksgiving! Lending Club is a great idea, and I hope to someday be on the other side, investing in loans.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	77
Revolving Credit Balance:	$25,781.00	Public Records On File:	0
Revolving Line Utilization:	92.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 611847

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611847	$15,250	$15,250	15.95%	1.00%	November 26, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611847. Member loan 611847 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	tstrim ind	Debt-to-income ratio:	19.11%
Length of employment:	6 years	Location:	COLUMBUS, OH

Home town:
Current & past employers:	tstrim ind
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Thanks for you trust

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	34
Revolving Credit Balance:	$9,178.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list your debt amounts? Is it all credit cards?	no.car payment and line of credit

Member Payment Dependent Notes Series 611858

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611858	$8,800	$7,775	10.36%	1.00%	November 24, 2010	November 22, 2015	November 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 611858. Member loan 611858 was requested on November 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Catalina Island Resort Services	Debt-to-income ratio:	4.60%
Length of employment:	3 years	Location:	Rancho Cucamonga, CA

Home town:
Current & past employers:	Catalina Island Resort Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Had injury to back and neck last year and did not have insurance at the time. Had lots of doctors visits and rehab as well as chiropractic care. I do have insurance now, thank goodness, but the bills are still coming in and the medical billers and the collection agencies are relentless. Trying to consolidate medical debt so I can free up time and stress to go back to school.

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$209.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Catalina Island Resort Services?	I help accommodate and coordinate special event and private parties. Mainly weddings and fortune 500 company parties. I am also the lead server at the premier fine dining facility.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. No, my family and I bought it outright. 2. My grandmother holds the deed 3. No we do not have a home Equity line of credit 4. Based on comps and zillow the home is worth $175K 5. Lived here almost 2 years

Member Payment Dependent Notes Series 612049

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612049	$15,000	$15,000	9.62%	1.00%	November 24, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612049. Member loan 612049 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	San Joaquin County	Debt-to-income ratio:	6.41%
Length of employment:	2 years	Location:	MANTECA, CA

Home town:
Current & past employers:	San Joaquin County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > We are requesting this loan to consolidate our debt and buy new appliances, as our washer/dryer went out recently. My husband is a correctional officer and I am a full-time RN student. I will graduate in 5 weeks and then take my boards in January. Thank you for looking at our loan. Borrower added on 11/12/10 > Please invest in our loan we would like to get it funded before black Friday so we can get a deal on our appliances. That way we can put a little in savings to prepare for the new baby we have on the way.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,462.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You initially selected 3-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 3-yrs? 2 to 3-yrs? etc. Thanks.	We would love to have it paid sooner, but with the economy in CA going how it is, it'll probably be the full three, especially with a new baby on the way.

Member Payment Dependent Notes Series 612051

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612051	$24,000	$15,225	17.80%	1.00%	November 29, 2010	November 28, 2015	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612051. Member loan 612051 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	TSYS	Debt-to-income ratio:	17.05%
Length of employment:	10+ years	Location:	Salem, AL

Home town:
Current & past employers:	TSYS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > Sorry about the description, the session keeps timing out, I will add a little, submit, get out, log in, etc.. until I have added what I want. Borrower added on 11/19/10 > TSYS is a US company with offices world wide. For an overview, please do an internet search. The site I work at is mainly concerned with 3rd party card processing, most clients are banks. I work in the Information Security department. I have been with the company 15+ years.. Borrower added on 11/19/10 > Payments due each month on non mortgage debt, the great majority of which would be paid with this loan, is under 20%. Mortgage payments, including all taxes and insurance is around 20% No late payments on 20+ yrs of credit report. Borrower added on 11/19/10 > Debt was primarily for tuition, medical, home improvement. Lesser amounts for other items, such as trips to see family. 5 accounts would be paid in full. The 2 largest will go away when paid. Of the 3 remaining, one is a general purpose credit card, with a low limit. The other two are special purpose, one gas card, one medical card. Current interest rates average around 5% above what I have been offered for this loan. I am going for saving some interest $ and simplification of my financial situation.. Borrower added on 11/24/10 > Mortgage LTV is about 86%. The area I am in did not have a big drop in value. All accounts to be paid are at a higher APR than what has been offered for a loan by LC. I have met LCs approval requirements. .

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,052.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is TSYS? What is your position (Job/What you do) for employer? a-n-d You initially selected 5-years for loan repayment term. In YEARS, How long do you reasistically anticiapte servicing (keeping active) loan before it is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc.	Hope I have answered most if not all of your questions, several investor questions overlapped. I tried to combine most in main description.
What is TSYS and would you mind giving us a brief description of your duties? How long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment history.)	Please see main description, thank you.
pls list each debt [amount each and apr each] you plan to pay off with this >20% loan.	Please see main description, thank you.
Since this is a debt consolidation loan, please detail each of your current debts. For each one list the balance, interest rate, and amount you pay monthly. Also, list which will be consolidated using this loan and which will not.	Please see main description, thank you.
Please itemize, for EACH debt you plan to pay off [consolidate] with this ~20% loan, the AMOUNT of the loan and the APR [or, if you can find it on your statement, the Effective Percentage Rate/EPR] for that debt. I would love to fund your loan but need this info first.	Please see the main description, thank you...
for each debt you plan to repay with this loan, please provide the AMOUNT of that debt and RATE for that debt.	Please see the main description, thank you..
Let's try again. Your "main description" does not specify, with particularity, "EACH [specific, particular] debt you plan to pay off with this ~20% loan, the AMOUNT of the loan and the APR [or, if you can find it on your statement, the Effective Percentage Rate/EPR]" for EACH & every one of those specific, particular, debts. Even if you think your "main description" answers this, please humor an old woman and list EACH of the debts you plan to pay off with this loan, one-by-one, and for EACH please specify the AMOUNT of that particular debt and the RATE of that particular debt. There are MANY lenders here who WILL NOT contribute to your loan without a very clear, specific, responsive answer to this.	Do you mean something like "$4,000 @ 22.50%, $3000 @ 24.25%, etc...? .

Member Payment Dependent Notes Series 612065

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612065	$12,000	$7,975	5.79%	1.00%	November 24, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612065. Member loan 612065 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Ericsson	Debt-to-income ratio:	9.99%
Length of employment:	10+ years	Location:	Merriam, KS

Home town:
Current & past employers:	Ericsson
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > This loan is to finish the outside of a foreclosure I purchased and am now living in. The inside is complete. I own two homes free and clear, both recently remodeled. I have been at the same job for 26 years. Well over 50% of my income is liquid today giving me a good income/debt ratio.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,869.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Ericsson and what do you do there?	Ericsson is the company that took over Sprint's network operations. I am a technical switch engineer in international translations.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I do not owe any money on my home and hold the title with my husband as required by law in Kansas. I own another home free and clear in the 66215 zipcode that is worth the same. There is no HELOC or any other loan on the property. I have lived in this house for 2 years and the median listing price in this zipcode is 139,000.

Member Payment Dependent Notes Series 612140

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612140	$12,000	$7,525	6.91%	1.00%	November 24, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612140. Member loan 612140 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	freeman hospital	Debt-to-income ratio:	23.31%
Length of employment:	10+ years	Location:	JOPLIN, MO

Home town:
Current & past employers:	freeman hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,083.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 612235

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612235	$15,000	$9,150	6.17%	1.00%	November 24, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612235. Member loan 612235 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,168 / month
Current employer:	The Home Depot, Inc. USA	Debt-to-income ratio:	14.24%
Length of employment:	10+ years	Location:	Santa Cruz, CA

Home town:
Current & past employers:	The Home Depot, Inc. USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,237.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide more details on your loan request.	I owe Chase $4643 I owe Bank of America $8400 I owe Citibank $1713 I have been trying to pay as much as possible on these cards but it is getting the best of me. Consolidating would save me about $100 a month and a bunch more with the lower interest rate, plus I would be able to actually pay them off in three years. Thanks for askiing

Member Payment Dependent Notes Series 612248

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612248	$15,000	$9,350	9.25%	1.00%	November 24, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612248. Member loan 612248 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Global Forex Trading	Debt-to-income ratio:	10.27%
Length of employment:	< 1 year	Location:	Holland, MI

Home town:
Current & past employers:	Global Forex Trading
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > We are remodeling our master suite to increase the overall size of the bedroom, and provide a larger closet as well as a dual vanity and luxury shower. Based upon a market analysis in our area, we are confident that these improvements will increase not only our personal satisfaction of the home, but its overall value as well.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,163.00	Public Records On File:	0
Revolving Line Utilization:	19.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 612261

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612261	$12,000	$12,000	12.23%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612261. Member loan 612261 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Fastenal	Debt-to-income ratio:	9.93%
Length of employment:	5 years	Location:	Milton, DE

Home town:
Current & past employers:	Fastenal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > This loan will help me say goodbye to my Credit Card debt. I plan to repay this loan within the next year, then use the Club's high yield accounts to save some money.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	28
Revolving Credit Balance:	$15,010.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $180 on my home and according to zillow, the loan is not underwater. You don't need to worry about foreclosure or default on any of my commitments. If I can raise my credit score enough while the rates are still low, I plan to look into a 15 year refi.
Can you please list all of your debts, including balances, interest rates, and current payments, and say which of them you'll pay off with this loan? What do you do at Fastenal, and how steady is your job? Can you explain the delinquency from 28 months ago? Thanks.	Without going into detail, this loan, accompanied with my upcoming tax return will completely playoff all CC debt. The $800 to $1000 I've been sending to the CC companies each month will now be focused on repaying this loan within a 12 to 14 month time frame. All but one of my CC% have jumped to 20% plus. Thanks to CC reform. The delinquency on my credit report has been challenged for accuracy and the account in question has been paid in full and closed. Fastenal, I manage an account that has grown over 20% in the past three years and there are all the signs that it will continue in that direction.
Can you specifically list the balances and rates on those credit cards? It would also help if you posted that information in the loan description so that investors can easily see it when they browse through loans.	CC#1 $8900 @ 25% CC#2 $2000 @ 15% CC#3 $1700 @ 26% CC#4 $2100 @ 19%

Member Payment Dependent Notes Series 612362

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612362	$24,000	$24,000	17.80%	1.00%	November 29, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612362. Member loan 612362 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,880 / month
Current employer:	n/a	Debt-to-income ratio:	22.03%
Length of employment:	5 years	Location:	Carver, MN

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > This money would be used to pay down credit card balances. I've been in my job position for 5 years. I always pay bills on time and have no lates. Also have savings account.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,297.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your employer is listed as n/a. Can you explain? Thanks	I am self employed: 1) I am licensed Real Estate Agent with Coldwell Banker Burnet since May 2006 2) Own Construction Co. (started 2/06) I find homes to purchase,fix up and sell.
Please verify your income with Lending Club, this will attract much more lenders.	I sent taxes and 4506 form last Friday and twice on Monday via e-mail. I asked for e-mail confirmation and have not rec'd any response yet.

Member Payment Dependent Notes Series 612380

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612380	$12,000	$8,900	5.42%	1.00%	November 24, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612380. Member loan 612380 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Wells Fargo (TekSystems)	Debt-to-income ratio:	4.66%
Length of employment:	< 1 year	Location:	Davidson, NC

Home town:
Current & past employers:	Wells Fargo (TekSystems)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > This loan is to buy a used car. I found a 2003 Lexus IS300 1-owner w/ all maintenance history. This car payment is well within my monthly budget, I could afford a much nicer newer car. I am currently employed with Wells Fargo as a Data Analyst consultant. The job market in Charlotte, NC is excellent!! Borrower added on 11/22/10 > Our gross household income is over 150k.... the purpose of this loan to to stay cash heavy b/c we are building a house on the lake next year. I paid for this car upfront with cash. I'm just looking to stay cash heavy and have a payment until our house is done. My credit history is perfect and I have no kids.... this is a safe investment.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,066.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Do you plan to pay off your loan early? Thanks!	It's a possiblity we might pay the loan off early. We are planning to build a house next year, so we just sold our car and bought this one to downsize, pull out some equity we had in it, as well as lower our monthly payment. I could definitely see us paying off the loan early in a year or two as the balance gets smaller.

Member Payment Dependent Notes Series 612432

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612432	$16,500	$16,500	12.23%	1.00%	November 24, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612432. Member loan 612432 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Schernecker Property Services	Debt-to-income ratio:	6.41%
Length of employment:	< 1 year	Location:	Malden, MA

Home town:
Current & past employers:	Schernecker Property Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Loan will be utilized to perform capital improvements on home including conversion from oil heat to gas heat (forced hot air), renovation of 2nd floor bathroom and master bedroom. Improvements should increase homes' value 1.5x. Borrower added on 11/11/10 > Budget Plan: 1. $5,500.00 addition of energy conservative gas broiler, addition of duct work throughout 1st and 2nd floor ceilings, installation of coil to allow for later upgrade to central air. Potential to add two separate zones for increased efficiency. Tax credit applicable. 2. $5,000 allocation to new insulation, windows, toilet and lighting in master bedroom and bath, all of which are energy efficient and qualify for further tax incentives. New tiling, shower, sinks, carpeting, paint etc. will also be added. 3. $6,000 allocation to eliminate higher interest credit obligations used to complete prior renovation to kitchen cabinetry, energy efficient doors and windows on 1st floor etc. through Home Depot card and Lowe's card, both of which were utilized for discount purposes on goods and materials purchased. Borrower added on 11/11/10 > Borrower Background For Financial Stability and Revenue Gain: Secure, full time employment as a Project Manager working with large capital improvement projects on various sized condominium complexes. Reported income is base salary. An additional 20K is available in bonuses based upon very attainable revenue goals. We are continuing to land new projects. Solid history of paying debt obligations on time. Borrower added on 11/14/10 > Income available for repayment includes my reported income, bonuses PLUS my girlfriend's income (lives alongside me). Borrower added on 11/15/10 > This ADDITIONAL household income is equal to $1950.00 per month. Borrower added on 11/16/10 > Consistent monthly payments will allow for debt restructure while simultaneously completing home improvement project.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,455.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Schernecker Property Services and where did you work prior to that?	I am a Project Manager for capital improvement projects on larger condominium complexes. We focus on siding, roofing, light carpentry and more. Projects vary in size from several thousand to multi-million. I typically manage 1-3 subcontractors on each project. Before working for SPS, I was employed at Kaplan International Colleges as a Housing Manager. I was charged with completing a turn-around of the housing division for the Greater Boston area. The turn-around was a success. For background, Kaplan Intl. is a school where foreigners learn English. These students require housing during their programs which is why Kaplan is in the business of housing. Kaplan's umbrella company is the Washington Post.
what are your fixed monthly expenses?	We have roughly $3000 in fixed expenses combined against a total of roughly $5400 fixed income plus any bonuses I make.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Bought the home in January at a cost of $175K. Estimated market value is between $225K and $250K. Upon completion of renovation, value will be closer to $300K. At height of market, home sold for $325-$350K.

Member Payment Dependent Notes Series 612511

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612511	$24,000	$24,000	10.36%	1.00%	November 30, 2010	November 23, 2015	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612511. Member loan 612511 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,417 / month
Current employer:	O'Melveny and Myers	Debt-to-income ratio:	7.50%
Length of employment:	3 years	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	O'Melveny and Myers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/09/10 > Loan is needed to finance extensive dental work/ oral and facial surgery. Borrower added on 11/15/10 > Another note - it is my younger brother, who is employed but without any medical insurance, who needs these surgeries. The first one is scheduled for tomorrow, 11/16. His doctors have estimated the total cost at $48,000 - $55,000, so I need to finance 1/2 of that amount.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	25
Revolving Credit Balance:	$4,437.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you do) for employer O and M? a-n-d You initially selected 5-years loan repayment terms. In YEARS, How long do you reailstically anticipate to service (keep active) this loan before loan is paid in full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	Thanks for your question. I am an associate attorney, focusing on Mergers & Acquisitions and corporate Restructuring. I expect to service this loan for around three years, but I chose the 60-month term to have a little more flexibility, especially because my brother wants to help with the repayment. (He would like to make 50% of each payment, although I am willing and prepared to make all the payments myself.) I also have about $70,000 of remaining student loan debt that I am planning to pay off in the next few years, as well as an upcoming wedding.

Member Payment Dependent Notes Series 612522

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612522	$10,000	$6,450	5.79%	1.00%	November 24, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612522. Member loan 612522 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	McGladrey	Debt-to-income ratio:	7.03%
Length of employment:	< 1 year	Location:	Philadelphia, PA

Home town:
Current & past employers:	McGladrey
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > This is for money to pay off my ex on the timeshare we purchased together and the remainder is to pay off credit card debt. I do plan to pay this off before the 3 years is over.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,952.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for McGladrey? Where did you work prior to this company? Thanks.	I work in Human Resources. Before McGladrey, I worked at Ernst & Young's HR department.

Member Payment Dependent Notes Series 612577

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612577	$25,000	$25,000	14.09%	1.00%	November 24, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612577. Member loan 612577 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Epana Networks, Inc.	Debt-to-income ratio:	6.83%
Length of employment:	5 years	Location:	Palisades Park, NJ

Home town:
Current & past employers:	Epana Networks, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	58
Revolving Credit Balance:	$1,116.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Epana Networks, Inc.?	My job title is Director of Carrier Operations and head the Telecommunications department. My main responsibilities are to procure and negotiate interconnections with carriers and network operators from around the world. I read and amend interconnection contracts, negotiate buy rates, and manage the overall network from a business perspective. I travel for the company and visit our key partners. I work closely with the Products group to ensure maximum profitability and competitiveness for our company. I have 6 employees reporting to me who handle the operational and administrative tasks. Within these agreements, I also set up bilateral (swap) clauses, where we trade network capacity with another carrier, to take advantage of specialization and complementary strengths. This helps our CFO improve cash flow, credit risk, and offsets costs. I am also the Jack of All Trades, lending my telecom expertise and IT and programming skills to other departments. I set up a geographic/demographic database for our marketing team using raw Call Detail Records and geodata. I provided scripts for our logistics teams to better track inventory. I help eliminate wasteful technology spending and provide input for the executive team to make key strategy decisions. I am very well versed in telecom laws and FCC rulings and serve as the main consultant for our legal department regarding these matters.
I'm a little confused, your revolving credit balance shows just over 1,000$ but you're applying for a $25,000 loan. Could explain exactly what funds you will be using the loan for. Also, could you explain why you have a delinquency from about 5 years ago?	I do not carry over credit card debt and I use the cards solely for business travel expenses, monthly bills, and incidentals and pay the balance off. The loan is for a small business. The delinquency from 5 years ago was during a brief period of hardship along inadequate experience with credit and creditors. I have since paid off all of my outstanding debt and have just a car loan for my current vehicle.
Please describe the small business. Will you continue your employment at Epana?	The business will be within the bounds of my current field of expertise now, but with a fresh approach. I cannot write too much without giving away proprietary information. I will continue my employment with Epana for at least two years.
What do you plan to do with this loan?	I will use this loan for IT contractors and web hosting along with marketing materials and incidental business expenses. I will hold my current position and my living expenses will be paid from my salary.
So then how much is the small business loan and what is the interest rate? Also, what is the nature of the small business, and do you run that business in addition to your full-time job, or will the small business replace your full-time job?	I am not sure what you mean by the first question. The terms are on the site for my loan. The business is IT related, with contractors. It will require very little overhead. The money will be used for contractors. I will run this business in addition to my full time job. Most of my contractors work at night now so it will not be much of a change.

Member Payment Dependent Notes Series 612594

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612594	$25,000	$25,000	10.36%	1.00%	November 24, 2010	November 23, 2013	November 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612594. Member loan 612594 was requested on November 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$100,000 / month
Current employer:	Wasa Electrical Services	Debt-to-income ratio:	0.94%
Length of employment:	10+ years	Location:	Pearl City, HI

Home town:
Current & past employers:	Wasa Electrical Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > Funds will be used to pay off high interest credit cards. We make our payments every month. We have never been late in making our monthly installments. I have been employed with the same company for more than 10 years with the same company. We are budgeted with the same current payments but at a much smaller interest rate therefore our ability to get out of debt will be much sooner.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,038.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is this income verified?	We are sending our tax forms & info to confirm current employment.
Your profile says "Gross Income: $100,000 / month" Is this accurate?	I did not state monthly. The income is Annually. Just my salary.
Please list the balances, APRs, and monthly payments for the debt you are consolidating with this loan. thanks!	$11,860.18 / 21.990% & 23.990% / $347.00 $6,827.22 / 23.240% / $201.00 $6,405.13 / 22.240% / $180.13

Member Payment Dependent Notes Series 612693

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612693	$10,000	$10,000	9.99%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612693. Member loan 612693 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,933 / month
Current employer:	Toyoda Gosei Missouri Corporation	Debt-to-income ratio:	9.05%
Length of employment:	3 years	Location:	Perryville, MO

Home town:
Current & past employers:	Toyoda Gosei Missouri Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > This loan is for starting up a small DVD Rental kiosk business in the next 60 days. I want to start with one kiosk and gradually add more units as the business grows.

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,087.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How much are each unit. Do you have any locations secured already. Whats your profession.	Each unit is $22,995 plus a shipping fee. I do not have a location secured yet, but I will. Currently, I'm employed as a Manufacturing Engineer at a Tier 1 automotive parts manufacturer.
How do you plan to compete with the major rental kiosks out there? Redbox, Blockbuster, etc. They have online reservations, return to any location, etc. Blockbuster is losing their shorts on this market...what makes you think you won't as well?	I know Redbox does not offer video games in my area so that is one thing that I can offer to my customers. Also, I would be a local operation where I can put a face to the business where Redbox is only corporate and cannot do this. I would have excellent customer service along with special offers with my rentals. I can also advertise on my kiosk which can generate extra revenue. There are also certain areas where Redbox will not deploy a machine. They only go for the big chains like Walmart/Walgreens/MacDonalds. I have several great locations to choose from where I live.

Member Payment Dependent Notes Series 612712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612712	$16,000	$11,050	9.99%	1.00%	November 29, 2010	November 27, 2015	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612712. Member loan 612712 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	GlaxoSmithKline	Debt-to-income ratio:	7.83%
Length of employment:	2 years	Location:	Raleigh, NC

Home town:
Current & past employers:	GlaxoSmithKline
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. You have been with GlaxoSmithKline for only two years. Is there anything you can tell us to indicate that you will remain employed there for five or more additional years? Wishing you the best on your wedding.	Hello. My intention is to stay at GlaxoSmithKline as I feel that my current position will provide me with significant opportunity to advance within the company. In terms of job security, I think that the most important indicator I can give you is that I was hired into an area of the company that is expanding at a time when most are cutting back. Please let me know if you would like for me to be more specific. Thank you.
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	Hello, I do not have any credit card debt however I do have ~40k in student loan debt.
What is your position (Job/What you do) for GSK? a-n-d You initially selected 5-years for loan repayment term. In YEARS, How long do you reasistically anticiapte servicing (keeping active) loan before it is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc.	I am a researcher in R&D. I anticipate that I will pay off the loan in 4-5 years.
What are your $ monthly costs (rent, car, utilities, student loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	~$2,500

Member Payment Dependent Notes Series 612725

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612725	$3,250	$3,250	15.95%	1.00%	November 24, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612725. Member loan 612725 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	bob	Debt-to-income ratio:	24.04%
Length of employment:	2 years	Location:	dover, NJ

Home town:
Current & past employers:	bob
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	60
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the name of your employer and your position with them?	his nae bob, i don t know his last name, i work in a bagel store , i work as a baker, also, i do cashier in dunkn donuts,
What do you do for a living?	i work as a baker in bagel store, also i work as a cashier in dunkin donuts full time,
is this a joke? what do you do for "bob"?	i work in a bagel store for bob, that s his first name,i don t know anything about his last name, i work s a baker, also, i work in dunkin donuts full time as a cashier in the afternoon
What is "bob" and what is your job there?	bob, is the name of my boss, i don know his last name, i work in a bagel store as an baker, also, i work in adunkin donuts as a baker, thank you

Member Payment Dependent Notes Series 612786

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612786	$10,000	$10,000	5.42%	1.00%	November 24, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612786. Member loan 612786 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,871 / month
Current employer:	WSAV-TV	Debt-to-income ratio:	4.26%
Length of employment:	6 years	Location:	SAVANNAH, GA

Home town:
Current & past employers:	WSAV-TV
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,222.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 612821

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612821	$14,500	$14,500	12.61%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612821. Member loan 612821 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	jennie o foods	Debt-to-income ratio:	13.51%
Length of employment:	< 1 year	Location:	Paynesville, MN

Home town:
Current & past employers:	jennie o foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > payoff credit cards

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,630.00	Public Records On File:	1
Revolving Line Utilization:	56.10%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.The total amount we owe is about 164000 and our home is worth 180,000. thanks
Your loan is for $14,500 to pay off credit cards, but your credit report only shows a $7,630 balance. Can you please list the amounts and current APR % of the credit card balances that you will pay off with this loan? Thanks.	Type your answer here.I do have one bill for $7,000 that is owed to to a friend that i would like to take care of. and the amount i will save in interest will make the payment about the same as what we are paying now.current rate is at 21%. I hope that answers your ?

Member Payment Dependent Notes Series 612826

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612826	$20,000	$20,000	15.57%	1.00%	November 24, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612826. Member loan 612826 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Geoff McDonald & Associates	Debt-to-income ratio:	9.30%
Length of employment:	1 year	Location:	Richmond, VA

Home town:
Current & past employers:	Geoff McDonald & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > - not much time left... need help to get to my goal!

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	25
Revolving Credit Balance:	$11,111.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 612831

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612831	$22,000	$16,750	9.25%	1.00%	November 26, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612831. Member loan 612831 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,383 / month
Current employer:	Aetna	Debt-to-income ratio:	19.90%
Length of employment:	5 years	Location:	SACRAMENTO, CA

Home town:
Current & past employers:	Aetna
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,900.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please provide more detail regarding the loans you want to consolidate (balances, rates, monthly payments, etc.)?	Thank you for requesting general information. Due to security concerns, I cannot list the actual merchant or other personal info for public viewing - my apologies. $5900 balance - 20.99 apr - $200 min $5600 balance - 16.24 apr - $200 min $4800 balance - 13.99 apr - $100 min $1800 balance - 14.24 apr - $50 min $4000 balance - 14.99 apr - varies btwn $500 - $1500 min Additonal debt info: My student loans balance is $21k with 3.25 APR $170/mth. I also have a personal line of credit balance of $20k 15.99 APR $575/mth for 4 yrs, which I am current on. I pay rent $750/mth and total utilities run about $120/mth. I gross about $6400/mth salary and take home pay is about $4000/mth. I am single never married, no alimony, no child support, no car payments, no liens, etc. Since I sold my house in 2006, I moved from place to place quite a bit causing me to incur this much debt over the last 4 yrs. I have been with my current employer for 5+ years. In addition, I will also be promoted in Jan 2011 along with a 10-20% increase in salary. My employer and job is very stable (major health ins co). My credit score is in the low-mid 700s and have never missed a payment within the last 5-6 yrs after college. I would like to consolidate all these multiple credit card balances into a single low APR payment. My goal is to be financially free and be rid of all these accrued debt within 3-4 years while I still have a good stable job.
What is your position at Aetna? Also, out of curiousity, what do mean about security concerns?	Thank you for your questions. My official title is Distibuted Support Engineer. My new job title will be Systems Enginner effective early 2011. Being that this is the internet, I don't feel comfortable posting actual bank information that's all. The account that varies in payment is my AMEX gold card, which I use for all of my expenses (gas, pay bills, groceries, etc). I've heard of people's identities being compromised and it is something I am just being careful with. Thank you.

Member Payment Dependent Notes Series 612854

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612854	$16,000	$11,275	10.36%	1.00%	November 30, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612854. Member loan 612854 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,950 / month
Current employer:	Commercial and Industrial Electronics	Debt-to-income ratio:	2.72%
Length of employment:	2 years	Location:	Wichita Falls, TX

Home town:
Current & past employers:	Commercial and Industrial Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	16
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 612910

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612910	$16,000	$11,650	9.62%	1.00%	November 26, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612910. Member loan 612910 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,583 / month
Current employer:	FDNY	Debt-to-income ratio:	16.53%
Length of employment:	10+ years	Location:	Staten Island, NY

Home town:
Current & past employers:	FDNY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > I Plan to pay off my credit cards of about $6000.00. I need to fix my Truck up for Snow Removal jobs. Whats left over, I would hold in reserve for any unforseen expenditures. I have always paid off my Debts. I have never been late on my Payments. My monthly Budget is about $4500. I have been a New York City Fireman for over 20 Years.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$100,385.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Question 1yes. Question 2 Me and My Wife hold the Deed. Question 3yes. 85000. Question 4 about 400000. Question 5 it will be 12 Years in February.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Question 1is for 2 Credit Cards for about 6000. 0% right now but will be about 13% in March. Question 2 I need about 5000 to fix up my snow plow truck and supplies which will help me to make extra money in the winter which will leave me about 5000 for emergency funding.
In your Credit History we see this "Revolving Credit Balance: $100,385.00." Is this Accurate? Edmonds WA	85000 line of credit 6000 credit cards. I own a 2002 Dodge Ram 2500 Truck under my business for Snow Removal which I didn't know was attached to my personal credit but that would make up the remainder of about the 9000 balance.
What are your $ monthly costs (mortgage, truck, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	4500 a month. No tuition No Child Care Truck in the winter is offset by Snow Removal l needed a lot of work done to the plow this year which is what some of this loan will fund.

Member Payment Dependent Notes Series 612978

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612978	$11,000	$11,000	9.25%	1.00%	November 24, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612978. Member loan 612978 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,188 / month
Current employer:	St. Edwards Mercy Medical	Debt-to-income ratio:	16.87%
Length of employment:	1 year	Location:	Lavaca, AR

Home town:
Current & past employers:	St. Edwards Mercy Medical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	6
Revolving Credit Balance:	$10,810.00	Public Records On File:	1
Revolving Line Utilization:	38.20%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please explain the delinquency that occurred 6 months ago?	Yes I can. My husband, is working overseas, and in March, he was flown home, ill, with kidney stone. This account, is a revolving $50.00 a month payment that I pay through online banking. I failed to make tht payment in March, just an oversight, due to the unforseen circumstances. The late payment was not noticed until the following month. I cleared it up as soon as it was noticed. Thank you
You identify "Medical" as part of your title. Could ytou please clarify.	We have a one thousand dollar hospital deductible. Unfortunately, my husband was hospitalized in March for a kindey stone. We have the deductible plus the 20%. Thank you

Member Payment Dependent Notes Series 612980

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612980	$20,000	$4,300	6.17%	1.00%	November 29, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 612980. Member loan 612980 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Church Educational System	Debt-to-income ratio:	3.08%
Length of employment:	10+ years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Church Educational System
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,093.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please tell us about yourself and what this loan is for.	This loan is to refurbish an investment home: new appliances, floor coverings, fixtures, etc.

Member Payment Dependent Notes Series 613006

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613006	$7,000	$7,000	6.91%	1.00%	November 24, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613006. Member loan 613006 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Cast & Crew	Debt-to-income ratio:	16.63%
Length of employment:	3 years	Location:	Santa Monica, CA

Home town:
Current & past employers:	Cast & Crew
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > Many thanks to everybody who has and who might still contribute to funding my loan request! All the best, Nori

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	61
Revolving Credit Balance:	$6,441.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide more details on your loan request.	Hello, Thank you for your question. This summer I encountered some financial hardship as I had some unanticipated emergency expenses (including having to travel oversees), and had to rely on my credit cards. Unfortunately, the interest rates on those cards make it difficult to pay down the debt in a more timely manner. As with my previous loan, I commit to paying back the loan on time to maintain financial accountability and responsibility. Many thanks in advance for your time and consideration for my loan request. Best Regards...
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: 1. Itemize your monthly expenses. 2. Describe your role at Cast & Crew. 3. List the principal and the interest of each loan to be consolidated with this Lending Club loan. Thank you in advance for your response.	Hello, Thank you for your question and your interest in funding my loan. 1) MONTHLY EXPENSES: Rent - $1175.00 Utiliies - $100.00 Car Ins. - $125.00 Health/Dental Ins. - $185.00 Self-defense/gym membership - $175.00 Student Loan - $145.00 (about $2500.00 owed remaining @ 2.47% variable) Lending Club payment - $375.00 Fuel - $200.00 Food/Entertainment - $500.00 Remainder - $avings 2) Cast & Crew is my employer of record. I have, and currently am, a freelance Post Production Coordinator for film/television. Fortunately, I've maintained consistent freelance employment working non-stop (sometimes overlapping projects). Next spring I will become a salaried employee (for comparable, if not better pay) for the production company I am currently working for. 3) PRINCIPAL and INTEREST Card 1 - $1423.67 @ 19.24% variable Card 2 - $4752.71 @ 15.24% variable Card 3 - $527.35 @ 10.9% Feel free to let me know if you have any more questions. Many thanks for your consideration. All the best!
Have you shredded the credit cards which got you into this debt and if not are you willing to do so?	Thank you for your question and your passion for considering funding my loan. I don't feel that shredding the cards is the solution. Before this summer, my credit cards did not have a balance.
Do you already have a Lending Club loan ? If so how long have you had it ? What are the terms ?	Thank you for your question and your consideration in funding my loan. I do have a lending club loan, and the details are: Status???: Current Terms: ???$11,000 / 3 years / 13.16% Principal Balance: ???$6,934.00 Principal paid to date: ???$4,066.00 (36.96%) Next Payment: ???$371.48 Due Date: ???Dec 04, 2010 Overdue Amount: ???$0.00 Sum of remaining payments: ???$7,800.74 Pay-off Amount: ???$7,010.03 Amount paid to date: ???$5,572.20 (41.67%)

Member Payment Dependent Notes Series 613031

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613031	$12,000	$7,825	6.54%	1.00%	November 26, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613031. Member loan 613031 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Isler of Klamath Falls LLC	Debt-to-income ratio:	4.45%
Length of employment:	2 years	Location:	Klamath Falls, OR

Home town:
Current & past employers:	Isler of Klamath Falls LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > Inquiries welcome. Funds to be used to close one credit card and a small bank line. Will be married in the spring and would like to get everything under one payment. I've never been late with a payment. I would be happy to provide a recent full credit report. Very stable job as an accountant, tax season fast approaching. Thanks in advance. Borrower added on 11/10/10 > Inquiries welcome. Funds to be used to close one credit card and one small bank line. Will be married in the spring and would like to simplify the budget. I have never been late on any payments or defaulted on any debt. I could provide a recent, full credit report. Job as a staff accountant is very stable, currently waiting to hear on CPA exam. Thank you in advance.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,728.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 613032

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613032	$25,000	$16,075	16.69%	1.00%	November 30, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613032. Member loan 613032 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,917 / month
Current employer:	anesthesia management group	Debt-to-income ratio:	9.51%
Length of employment:	10+ years	Location:	FISHKILL, NY

Home town:
Current & past employers:	anesthesia management group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,510.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan to buy? What is your position at AMG?	I am buying a new house. I have $38,000 and was told I need $63,000 at closing. My mortgage broker told me if I took out a loan for $25K, I would still qualify. I have been a Billing Director for AMG for over 20 years. Our business is consistently growing and I am in a very stable environment. My boss actually guaranteed my employment for at least another 16 years, which is when he will turn 70. That is why I decided to move forward with the purchase of a new home. With the historically low interest rates, my mortgage payment will be the same.
What do you do at your company that pays you about $23k per month as you reported?	I am the Billing Director of an Anesthesia Management Group. We currently bill for approximately 85 anesthesiologists in three states, 22 locations. My boss, also an anesthesiologist, had a meeting last night to acquire yet another hospital. He knows he can count on me to handle the volume. I currently manage a staff of 30 billing staff and I am also a Certified Procedural Coder and Notary Public. His wife is an Accountant and also works for the company. We are like family. I used to babysit their kids when they were 3,6,and 9. Now they are expecting their first grandchild.
What do you plan on purchasing with this loan?	$15,000 will be put towards closing costs, $10,000 will go towards the downpayment of a new home.
Can you give us details about the large revolving credit balance listed on your credit report?	In the last 7 years, I bought a house, completely furnished it and carpeted it, replaced every major appliance and even had a driveway put in. I also had two children, one with a severe hand deformity which required multiple surgeries and multiple trips to Boston's Childrens Hospital. Both maternity leaves, were 12 weeks of unpaid time. I also dumped a lot of money into subdividing my property which I could not get completely done because builders stopped buying land. Last but not least, I spent thousands of dollars on an invention, that I also could not bring to fruition. In over 20 years, I have never borrowed money that I could not pay back. There is not a single late or missed payment in my entire history.
What are you going to do with the house you currently live in?	A builder has offered to buy my house if I agree to buy a new one of his up the road. He has the experience and connections necessary to finalize the subdivision of my property and build on it. His offer is non-negotiable. The biggest reason I want to buy this new house is because I would be moving to a cul-de-sac instead of staying on a main road. A cul-de-sac would be the best environment for my two boys, now 5 and 7.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $261K on my mortgage and owe $36K for my HELOC. The builder has offered me $300K. It was listed on zillow.com as less.

Member Payment Dependent Notes Series 613046

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613046	$25,000	$25,000	13.35%	1.00%	November 24, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613046. Member loan 613046 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	covanta energy	Debt-to-income ratio:	15.55%
Length of employment:	6 years	Location:	southbridge, MA

Home town:
Current & past employers:	covanta energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > I plan to use these funds to pay off high interest credit cards. By putting them together i will be saving hundreds of dollars monthly and also thousands yearly in interest. The 5 year term you guys are offering me ,will gives me structure and a goal, with the debt i have now there is no end just a bill that never gets down unless i mail double payments. I am a very good borrower, i bought my house at 19 and now at 26 i still have never been late on a payment, i have had multiple car loans and a few unsecure personal loans i have never missed a payment and have never been late. I have a steady job as a code welder in a very big company that turns waste to energy and only keeps getting bigger, i have been at the same company for 6 years.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,377.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please specify the balances on your cards, their interest rates, and what you currently pay monthly?	11,500- on one minimum payment 199.00 i always pay 400.00! interest 18% 8,500- on another min payment 175.00 i mail 300.00 a month interest 13% 2,500- min payment is 100.00 i always mail 200.00 22.9 % interest 500 - on another min payment is 15.00 i mail 100.00 13% interest i pay these each month
Please provide, for EACH debt you plan to pay off with this ~16% LC loan, the AMOUNT and the APR for that particular loan. Please do not respond with, e.g., "various loans ranging from 10% to 30%," or with other kinds of answers which fail to convey whether you will use this loan to ONLY pay off HIGHER interest loans. That's what I am trying to find out. Also, if you plan to use this loan to pay ANY lower-interest loan, please provide a mathematically intelligent reason for this plan (i.e., something other than "I think having one monthly payment is more important than saving hundreds of dollars annually in interest"). Please understand that I ask in this way ONLY because of the unbelievable numbers of LC borrowers who are too lazy to pay more than one bill a month, and would rather pay hundreds of dollars of interst unnecessarily. Thanks!	I have 4-5 debts with extremely High interest and no set time to pay them off. I send hundreds of dollars a month to try and pay them off and get no where. The purpose of the loan for me was to have structure and save on interest in the long run! I feel now I'm not going anywhere paying double or even triple some months on these debts! Chase card for 8,500$ 13% Hfc - 11500$ at 18% homedepot card- 2500 at 22% Capital one 500$ at 14% Citi bank. 1200$ at 13.9% If I get a loan from you guys set for 5 years I will save hundreds of dollars in interest. It's a set payment monthly that will help keep me have a set goal and pay off time not just an open end of cash that doesn't go anywhere! Thank u for emailing me back -Mike-
How much is your house worth and what do you owe on it?	I had house appraised 11 months ago after kitchen and bathroom renovations, it's appraised at 194,000 and I owe like $192,000!! I bought it when I was 19 in a High market now 26 economy is down!!
what is your job and what do you do for the energy company?	I work for a waste energy company, they take trash and waste and burn it in a boiler to produce electricity. I'm a certified code weld and I have traveled the country for the last 6 years on a Crew of 70 plus employees servicing each boiler from Maine to Hawaii!! Keeping them running without any issues!
it does not make sense to me that you want to pay off 13-14% debts by incurring a nearly 16% debt. others who have made this kind of financially unsound decision have, upon receiving this kind of inquiry, intelligently elected to lower their LC request to one that covers only their high-interest debt (in your case, the $11,500 @ 18% and the $2,500 @22%). If you lower your LC request to 14,000, to pay off these high-interest debts, then I will plan to contribute $100-150 toward your loan. This will benefit you [you will be paying LESS interest rather than MORE) and will beneift me [I will be funding a sensible loan].	The loan is 5 years at 13% so really I would be covering all my debts high and low making it's easier and faster to pay off. And like I said before giving me a timeline to pay things off. All my debts have no time limit its just open so it's smarter for me to consolidate and make extra payments to lending club rather some credit card companies!!
You initially selected 5-year loan repayment terms. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before loan is paid in full? i.e., 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc.?	I see 4-5 years , I'm 26 now my goal is to pay these debts off by 30-31 years old, Then I can put more money in to my 401k and retirement funds. Possible get a few apartment buildings. I'm very happy LC is giving me this chance for financial freedom!!
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	morgage - 1411.00 utilities - 120.00 insurance house and car - 125.00 phone/ cell -150.00 Food is paid for by my work. 315.00 a week i get gym - 37.50 car payment- 316.00 oil is -700.00 a year Home security system is - 44.87 student loan - 110.00

Member Payment Dependent Notes Series 613074

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613074	$16,000	$9,750	6.91%	1.00%	November 26, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613074. Member loan 613074 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	state of RI department of corrections	Debt-to-income ratio:	21.63%
Length of employment:	10+ years	Location:	riverside, RI

Home town:
Current & past employers:	state of RI department of corrections
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > i have very good credit and will pay back the loan. i have never missed a payment on anything. my father is very sick and would like to take him away for the last time. thank you for your help Borrower added on 11/12/10 > i have very good credit and will pay back the loan. i have never missed a payment on anything. my father is very sick and would like to take him away for the last time. thank you for your help Borrower added on 11/13/10 > I have been at my Job for 12 years, I am a correctional officer. I also own my home and have been there for 10 years. Borrower added on 11/24/10 > I just want to say thank you to everyone, and Happy Holidays.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,612.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What sort of vacation is this that will cost $16k? Will you accept the funds if the loan is not fully funded?	I was hoping to take my father to Hawaii, or some where really nice. I only put 16,000 down because it said most loans only get 60% funded. So I was hoping for 10,000. I would take less but would have to re think where to go.

Member Payment Dependent Notes Series 613190

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613190	$15,000	$15,000	9.62%	1.00%	November 26, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613190. Member loan 613190 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Cengage Learning	Debt-to-income ratio:	7.95%
Length of employment:	7 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	Cengage Learning
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/10/10 > In-ground pool: labor and materials (remove old interior and resurface, remove old coping and waterline tile and replace with new, install new light, install auto-leveler) Decking: materials (piers, redwood, hardware, stain--doing the labor ourselves) Other ground cover: materials (topsoils, sod, concrete--again, doing the labor ourselves) Borrower added on 11/11/10 > Thank you for looking at the prospectus for my loan. Seeing that after more than a full day this loan is only 5.50% funded, I'm thinking I should add some details, namely the most important one--i.e., that this pool repair and landscaping are not elective; they're necessary. Why? Because the backyard of the house I bought in July is nothing but the dilapidated pool, four small trees I planted, and dirt--lots and lots of dirt. (The previous--short-term--owners took a scorched earth approach to the backyard, demolishing everything and damaging the pool in the process.) My original plan was to landscape the backyard right away and repair/update the pool (built in 1962) in a few years, but now I know that it makes no sense to do the landscaping before the pool is fixed, as the landscaping would be seriously damaged while the pool is being done--and/or doing the projects out of order would significantly raise the price of the pool repair as a result of all the preventative measures the pool crew would have to take. Since I just bought the house (FHA loan), my savings are limited and I of course don't qualify for any kind of cash-out refinance, so I'm giving Lending Club a try, hoping that I can get the cash to have the pool done and then--finally--be able to cover over the dirt (this is Phoenix, AZ, dirt, by the way, orange and very fine), which for these past four months has covered everything (everything!) in the house, even seconds after it's wiped away. Please note that, although I failed to think through the logistics of the backyard before buying this house (which is a great house in a very desirable part of Scottsdale), I'm very responsible (and usually pretty smart). Most of all, I am more than "good for the money," having a job that's more secure than most (knock on wood), always having repaid my debts as promised, and being committed to always continuing to repay my debts as promised. Will you please invest in this loan, so that I can begin living comfortably in my new house and nurturing my real estate investment? Thank you again for your interest and consideration.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1982	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,645.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Hi there; here are the numbers you requested: Mortagage payment (includes impound for property taxes & insurance): $2243; car payment & insurance: $300; telecommunications (cell, cable tel, internet, & tv): $250; CC payments: $250; food & household: $300; gas: $125; gym: $0; childcare: $0; tuition: $0. Some additional relevant info: Since moving from CA to AZ (in July '10), my partner has been self-employed, so that supplemental income varies but is currently averaging out to about $1500 but will increase. I've got ~$65,000 in retirement accounts as back-up. My main reason for trying LendingClub is wanting to avoid increasing my credit card debt--that's a club I'm trying to get out of.

Member Payment Dependent Notes Series 613210

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613210	$15,000	$15,000	16.69%	1.00%	November 24, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613210. Member loan 613210 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	DeVito & Alvarado Pediatrics	Debt-to-income ratio:	15.88%
Length of employment:	4 years	Location:	brooklyn, NY

Home town:
Current & past employers:	DeVito & Alvarado Pediatrics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I am only using this loan to consolidate debt. My debt is right by the 15000 mark. I home by the expiration date the loan will be fully funded so I can stop getting drained by interest charges.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,991.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please detail the credit cards rates and amount due.	Citi MasterCard 6400 Amex 6200
Can you list what debts that you are consolidating? Thank you!	Citi bank master card And an Amex card
Two questions: Position (Job/What you do) for employer? a-n-d You initially selected 5-yrs for loan repayment term. In YEARS, How long do you realisticaly anticipate servicing, (keeping active) this loan before it is paid on full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks.	Medical receptionist. Probably full 5 years. Maybe less depending on financial situation.
Is there any other household income not listed above? Can you list the debts (amounts) you are carrying?	No household income. Two credit cards.
You listed $12,600 in debt. Your credit report says there is more out there. Is there any other revolving debt you are carrying?	There is a chase visa with a 2000 balance.

Member Payment Dependent Notes Series 613254

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613254	$6,500	$6,500	12.23%	1.00%	November 30, 2010	November 24, 2015	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613254. Member loan 613254 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,042 / month
Current employer:	salem and sons	Debt-to-income ratio:	22.68%
Length of employment:	6 years	Location:	kingman, AZ

Home town:
Current & past employers:	salem and sons
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,640.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I'm sorry for the delayed response. I am using the loan for debt consolidation. I have never had a savings account and I plan on starting one. My ultimate goal would be to be completely debt free in 5 years and have enough savings for a down payment for a mortgage.Thank you for your consideration.

Member Payment Dependent Notes Series 613281

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613281	$25,000	$25,000	15.20%	1.00%	November 26, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613281. Member loan 613281 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,167 / month
Current employer:	Information Technology Coalition	Debt-to-income ratio:	7.40%
Length of employment:	3 years	Location:	Chesapeake Beach, MD

Home town:
Current & past employers:	Information Technology Coalition
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > My job is very stable. Borrower added on 11/16/10 > My job is very stable.com Borrower added on 11/23/10 > The loan is for paying or my personal debt, so I can start my IT business.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,555.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is this loan for?	TThe loan is for paying or my personal debt, so I can start my IT business.
What is the purpose of the loan?	Type your answer here.The loan is for paying or my personal debt, so I can start my IT business.
A detailed explanation of what the loan is going to be used for, etc. etc. attracts possible lenders. You should contact Lending Club, and give them all of the information that they need to speed up the APPROVAL process (verify income, employer, etc., etc.). You will attract MORE investors (also investors that are sitting on the fence)! I would like to invest but I don%u2019t feel comfortable until I see the green APPROVAL check mark. You will be amazed of how much faster your loan will fund with that GREEN check mark and your income verified on your loan app Thank you very much and good luck.	The loan is for paying or my personal debt, so I can start my IT business.
I hope this is not the case, but if your loan does not fully fund before expiration. What do you intend to do, accept the loan at current funding, re-list, or something else? Thank You	I intentions are to take the loan fully funded or not. I believe that any amount of cash that will help me combine all my debt into one payment will help me budget my monthly funds better.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My home balance is 340,000. I have been in my house for 4 years and I have never been late for my mortgage payments. My market value for my home is 319,000.
Congratulations!!! Your going to make it!!! Don't let us down.	Thank you for the contribution.

Member Payment Dependent Notes Series 613378

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613378	$12,000	$7,300	6.91%	1.00%	November 26, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613378. Member loan 613378 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	US Dept of Homeland Security	Debt-to-income ratio:	22.57%
Length of employment:	4 years	Location:	Homestead, FL

Home town:
Current & past employers:	US Dept of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > I've been closing my credit cards & want to limit my use to one card in the future to better watch how I spend money. I work at Miami Intl. and there is lots of overtime available. Last year, I earned $15k in overtime.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,231.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 613397

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613397	$10,000	$6,475	6.91%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613397. Member loan 613397 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	2.00%
Length of employment:	10+ years	Location:	Winston Salem, NC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > I have inventory and equipment for another store paid for and will use this money for start up ,advertising, ect. This will be the 13th store I have opened in the fifty years I have been an Optician. I am licensed in two states and can find all the work I want. I have been self employed since 1978 and semi-retired in 1998. My part time rate is $29/30 hourly. My thing is to start up and sell usually in 3 to 4 years. I have no desire to quit as I love what I do. I might consider an investor, partner, since I have a third great location picked out. I have the ability to open and grow retail stores with little investment and small risk, getting my investment and more back before selling. When I was a younger man I wanted no partner. Now that I am semi-retired I am doing it a little different. This web site intrigues me in concept as it allows many people to invest a small amount in many things and reduces their risk. Thanks for your interest.

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1978	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,179.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am a semi-retired Optician of fifty years. I draw a nice SS check which I did not include on my app, work for Sams Club part time, $30 an hour, 10 days a month and run a two year old retail optical store grossing well over 100k a year, open 3.5 days a week. I have enough inventory and equipment to open another store in a really good location which will be open four days a week. Had I not just recently purchased another house, I would not need the money. Cramped my cash for a short time but was too good to pass up. Thanks for your reply.
Are these stores all retail optical stores? Of the 12 you have opened, how many have you sold? Does your listed income include the current two year old store? Are you an optician at Sams Club? How much is the SS check? How much is your total income including these three sources?	Sorry I did not get to you sooner but I went out of town and just got back home. I have opened 12 sold 10, closed one, theft problem, and have one now that I work 3.5 days a week.The income does not list my Soc. Sec. $ 1400 mo. I work at Sams two days and gross 26k yearly. $ 58/60 a year total. I just came up with a new marketing plan and want to possibly do three locations by the end of next year, then sell.
I am interested in funding your loan and I was wondering if you could verify your income with lending club.According to my calculations your gross income would be well over what you reported if you owned the optical store you referenced in your previous answer. What is the average net income of your retail store and when is your projected break even point on your new store?	My income has been verified less Soc.Sec.$ 1400 mo. I made money the first year and have on every store I did. I have done really well the past 20+ years opening and selling. Now it is more like a hobby and I have a new marketing idea. The store I have now has been well in the black both years and the real growth comes the third year when the repeat customers start returning. The first two years of customers are generated mostly by advertising and word of mouth. I would have answered sooner but I just returned home from a trip.

Member Payment Dependent Notes Series 613421

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613421	$20,000	$20,000	9.25%	1.00%	November 26, 2010	November 24, 2013	November 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613421. Member loan 613421 was requested on November 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	MWH	Debt-to-income ratio:	21.22%
Length of employment:	4 years	Location:	San Francisco, CA

Home town:
Current & past employers:	MWH
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > To my future investors: I am a female working as an environmental/civil engineer in the Bay Area. I work for a great environmental consulting firm and love my job. I also have an undying love of motorcycles, specifically sports bikes. I would like to tell you a little about myself before I get into the details of my business. After all, a good idea is just that without someone to grow it into a profitable business. I am what some would characterize, as an “A-Type” person. When I set my mind on something, it always gets done. Whether it is delivering projects on time and budget at work or promising to pick up a friend on the side of a road on my personal time, my word is good as titanium! Therefore, I do not give my word lightly, unless I am sure I can deliver. From my core, I know this business will be profitable, even in this recession. I feel like this is perfect timing, while we are at the bottom of the recession and slowly climbing out. I personally know this from the amount of jobs that are being designed and constructed in my firm. If you need to know more about the person behind the business, just ask. I will try to respond right away, but sometimes this is not possible during my working day. I will definitely answer your questions by the end of the workday. I will be opening my motorcycle repair shop in the SOMA district in San Francisco, sometime in March 2011. This will be my model shop, since I plan to expand to the rest of the Bay Area. I have about a fourth of the equipment for the shop, i.e., tire machine, hydraulic lift, and misc tools. I have very low overhead, since I will not be buying motorcycle apparel inventory. Sometime in the future, I will be selling motorcycle apparel from a Japanese leather company that would like to start selling in the Bay Area, again. I have a direct contact with one of the owners and I am brokering a deal that the shop will not incur upfront cost for the first six months. I will be buying used motorcycles to recondition and sell. I already have two in my garage to sell. I plan to be an authorized repair facility with major insurance carriers, i.e., AAA, State Farm, Progressive, Geico Insurance, etc. Motorcycle insurance jobs are usually several thousand dollars to repair on average and the shop will actively seek this type of repair jobs. The business will be modeled similarly to a salon-type structure, whereas the mechanic will rent out a service station and will be able to use the shop equipment for a fee. The fee for renting out the service bay will be $1500.00 a month. All service technicians working for the shop will be able to handle any job, from a simple oil change to complete engine tear-down and rebuild. They will be paid a commission split of 60/40 (60% to the shop, 40% to mechanic). The shop labor rate will be between $88-$110 per hour, depending on the mechanic’s level of experience. With over 45 years of combined motorcycle service experience. I already have three journeyman mechanics onboard for my shop and they will be able to diagnosis and repair customer’s vehicles quickly and correctly, the first time. By hiring journeyman mechanics, this will limit the number of incorrect diagnosis that plague shops that hire cheap, inexperienced mechanics with no former shop experience or that are fresh out of tech schools. After all, repeat business is how businesses survive the long haul. I want to build an excellent reputation for the motorcycling community. There are a lot of other great details, but I can only give a short description for now. Please contact me with any questions you may have. Thank you ahead of time for your time and consideration. Borrower added on 11/23/10 > One more day left. Thanks to all my investors...I will not let you down!

A credit bureau reported the following information about this borrower member on November 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,296.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Purpose of loan? (inventory, equipment, start-up costs,...?)	This is for start-up costs.
No questions. Good luck with your new business and the next time I'm in San Fran I'll stop by and say hello!	Thanks! Yes look us up around March 2011...TOKYOMOTO!
Have you identified a possible location yet or are you in current negotiations with a landlord? If so, what do you forecast the monthly rent to be? Is your ideal shop to be housed in a building that was already an auto shop or similar facility? Or are you planning to make significant improvements to a building that was formerly used for another purpose? In general, what do you forecast the total start up costs will be to get the operation to a point where you are generating revenue? Besides Lending Club, what are your other sources of start-up capital?	Yes I am in current negotiations and depending on the outcome, the rent will be between $3200 to $3500. The shop will be in a zoned SLR (Service Light Industrial/Residential) area. There will be minor improvements, such as building work benches and installing glass counters. The total start up costs will be around $38,000-$40,000, where the other half I already have from my savings. I will need to clear on average, about $6500 a month to break even, so anything over that will be profit.

Member Payment Dependent Notes Series 613455

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613455	$12,000	$12,000	13.72%	1.00%	November 24, 2010	November 25, 2015	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613455. Member loan 613455 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,358 / month
Current employer:	IDG Enterprise - Network World	Debt-to-income ratio:	12.39%
Length of employment:	3 years	Location:	Middletown, NY

Home town:
Current & past employers:	IDG Enterprise - Network World
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > I will use this loan to buy a car and consolidate current debt. My current car is on its last leg and I spend too much money and time fixing it. I plan to spend about $4,500 - $5,000 for a reliable, used car. The rest of the funds will go to pay off credit cards that have high interest rates. I am a good candidate for this loan because I am an extremely responsible individual with a proven borrowing track record. I have never been late with a payment in my life! I have a stable job with guaranteed income (non-commission). I work at an international company. I've been recently promoted in my position, received added responsibilities and a significant raise. I am also a homeowner with low monthly fixed costs in a shared household.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,050.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current interest rates and amount owed on the cards you wish to consolidate? Also, do you have a car picked out already or are you going to look once you receive the funds?	Hello, I owe about $3,000 on one credit card at 29% and $3,500 at 21%. I am considering purchasing a used Ford Taurus or similar low-cost model car from a private seller.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, 1. The total balance of the mortgage owed is $104,500 and I don't have any home equity line of credit. 2. The current market value of my home is $151,900. Thank you very much for your consideration.

Member Payment Dependent Notes Series 613541

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613541	$22,000	$22,000	8.88%	1.00%	November 26, 2010	November 25, 2015	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613541. Member loan 613541 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Widowski & Steinhart LLP	Debt-to-income ratio:	9.59%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:	Widowski & Steinhart LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	38
Revolving Credit Balance:	$2,991.00	Public Records On File:	0
Revolving Line Utilization:	11.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questions: (1) Position (Job/What you do) for W and S LLC? a-n-d (2) You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticiapte servicing (keeping active) this loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to-4 yrs? 2 to 3-yrs? etc.	Hello. Thank you for your questions. I am the Firm's Administrator at W&S and have been employed by this company for over 13 years. I am essentially responsible for most of the day-to-day operations of the Firm. As to your second question, I realistically anticipate servicing this loan for at least 3-4 years. Please feel free to post more questions if you need further information. Thank you.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Thank you for your questions. 1. My expenses are as follows: rent: $1350, utilities: between $70 and $81 per month, phone: $150.00, internet/cable: $100, food: between $150-$200. 2. Not clear as to your second question, so i'm answering as I understand it: The loan amount that I am requesting is $22,000 and i have been approved at an interest rate of 8.88%. I am not the sole wage earner.
Thanks for your answers. My second question was to list your loan amounts & interest rates that you will be paying off with this loan.	Hello. Yes, that's what I assumed and my prior response was correct. I am requesting one loan for $22,000, which I will be paying at a rate of 8.88%. I hope this helps. Please let me know if you have any further questions.
What I am looking for is the loan amounts and interest rates on the credt cards or other debts you will be PAYING OFF with this loan.	Oh. I'm sorry. I misunderstood the question. I only have one loan to pay off with this loan. The loan payoff total is $22,000 and the interest rate is 16.9%. I apologize for the miunderstanding.

Member Payment Dependent Notes Series 613607

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613607	$15,000	$13,925	16.32%	1.00%	November 30, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613607. Member loan 613607 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	ADP Inc.	Debt-to-income ratio:	9.31%
Length of employment:	< 1 year	Location:	Haverhill, MA

Home town:
Current & past employers:	ADP Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	33
Revolving Credit Balance:	$3,111.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
pls list each debt [amount each and apr each] you plan to pay off with this 18.5% loan. what was delinq 33 mo ago	Listed below is every account or debt I will be consolidating with this loan. This is all of my unsecured debt and I will be able to pay this loan off quickly by combining everything and making a lower overall monthly payment. I am not sure what was delinquent 33 months ago. If my memory serves me correct, it was a medical bill from a surgery that was misplaced. Do not mistake this medical bill and the below debt (2000.00) to mean I have medical issues. I do not. See below. Citizens Bank - $4400.00/16.99% Mens WearHouse - $1400.00/18% Walmart Credit Card - $526.00/22.9% HSBC Credit Card - $975.00/15% Gap Credit Card - $178.00/22.9% Hospital Bills - $2000.00/0.00% Private Loan - $4800.00/0.00%
Please close up all these department store cards when you pay them off. They're ruining your score. Keep a nice single old CC around for emergencies. Hope this helps you get things straight.	That is exactly what I plan on doing, closing al of these accounts. Of course, that is the purpose of this loan so I hope I get the required amount. I want to be done with all of these payments, and get my debt down and my score up. Thanks for your help.

Member Payment Dependent Notes Series 613631

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613631	$10,000	$6,450	5.79%	1.00%	November 26, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613631. Member loan 613631 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Leapfrog Online	Debt-to-income ratio:	9.18%
Length of employment:	1 year	Location:	Bartlett, IL

Home town:
Current & past employers:	Leapfrog Online
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > I was laid off due to the economy last year. I accumulated debt to get through the tough times. I have been a Business Analyst at Leapfrog Online for nearly 9 months and continue to stay with the company. In addition, I work as a bartender to pay off my debt (both school and Credit Card). I am capable and ready to get rid of this debt.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,714.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 613703

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613703	$9,600	$7,600	10.36%	1.00%	November 29, 2010	November 26, 2015	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613703. Member loan 613703 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	HOLMES HONDA	Debt-to-income ratio:	12.58%
Length of employment:	10+ years	Location:	SHREVEPORT, LA

Home town:
Current & past employers:	HOLMES HONDA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	12
Revolving Credit Balance:	$4,407.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at HOLMES HONDA?	Hello,Thank you for asking. I have the honor of being the service manager and have held this position for over the last nine years.
I am going to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thank you for your belief in me!! I have been employed by the same company for over 26 years now and in my current position I am incharge of over 40 employee's. I do understand responsability. Thank You
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I am planing on the five years

Member Payment Dependent Notes Series 613764

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613764	$12,000	$10,950	9.99%	1.00%	November 29, 2010	November 25, 2015	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613764. Member loan 613764 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,490 / month
Current employer:	JC Patin Group, LLC	Debt-to-income ratio:	9.37%
Length of employment:	< 1 year	Location:	Port St Lucie, FL

Home town:
Current & past employers:	JC Patin Group, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,498.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 613785

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613785	$4,000	$4,000	12.98%	1.00%	November 24, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613785. Member loan 613785 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,700 / month
Current employer:	East Los Angeles College	Debt-to-income ratio:	2.15%
Length of employment:	< 1 year	Location:	Baldwin Park, CA

Home town:
Current & past employers:	East Los Angeles College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > This loan will be used to pay off the credit card used to pay for Cal State Los Angeles Tuition fees.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,172.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 613815

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613815	$24,000	$4,500	6.91%	1.00%	November 29, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613815. Member loan 613815 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,725 / month
Current employer:	Baker Hughes	Debt-to-income ratio:	7.84%
Length of employment:	2 years	Location:	Houston, TX

Home town:
Current & past employers:	Baker Hughes
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > I'm a petroleum engineer working in the energy capital of the world - Houston, TX. Yet for the last two years, I was working abroad in the middle east-- and hated it. I returned stateside about two years back with just what fit in a suitcase, looking for a job that'd bring me home. Fast forward two years, and now I have a job that I love, closed on a home of my own, and got engaged. Alas, the house and engagement both proved more expensive than I expected! I put most of my savings into my 20% down payment on the house, and used lines of credit to do things like furnish it and start some necessary renovations. Now that that's all done, I've done a review of my finances, and I'm confident I could pay off every cent of debt I have in about three years without much effort. However, by going through lending tree, why, I should be able to do the same in under two years and still keep a comfortable cushion in case something goes wrong in this bad economy... To instill confidence in my as a borrower, please note that I have a graduate degree in engineering, own my car outright, and have paid off my student loans entirely. I currently fully fund my 401(k) and IRA every year. I also have about a bit over $80,000 worth of equity in my home to date. Help me out with a lower interest rate than banks would give for a personal loan!

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,144.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My question is simple. I ask this to everyone I (we) lend money to. LC is a group of people not banks. So we lend our own money out. Will you have any trouble paying this loan? Do you think you will pay it off early? - Good Luck with this loan.	I don't think I'll have any trouble paying back this loan, and I do think I'll be able to pay it off early. I've mostly been hit with more expenses than I'd budgeted for at a time when my savings were low. I used most of my available liquid assets to make the largest down payment I could on a new home (to secure the lowest possible home loan rate I could). While I knew there were issues that needed to be fixed with my house thanks to the home inspection, the costs of roof repair, etc. were well beyond what I had expected them to be. Chalk it up to first time homeowner inexperience, but I hadn't expected my contractor to go so far over the estimates provided initially, or for so many new problems to spring up as old ones were fixed. I covered my shortfall using credit cards. I'm confident I can pay off my credit card debt the old fashion way, but LC would let me do it in a manner that's faster and cheaper for me-- and, of course, let people (not banks) make some money off of it, which I like.

Member Payment Dependent Notes Series 613827

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613827	$14,000	$14,000	10.36%	1.00%	November 26, 2010	November 25, 2015	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613827. Member loan 613827 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	United States Coast Guard	Debt-to-income ratio:	24.33%
Length of employment:	9 years	Location:	Glen Burnie, MD

Home town:
Current & past employers:	United States Coast Guard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > I'm in the military. I have been in for 9 years, so my pay is stable. I have a good credit history and always pay my bills on time. I'm using this loan so that I can consolidate two loans into one who's current interest rates are 16% and 21%. This will enable me to spread the repayment of this loans over a longer period so that I can free up cash and save more money. Thank you. Borrower added on 11/16/10 > I would also like to add, and something I explained to the lending club credit department when they asked me. I get get guaranteed pay raises every year on January 1st and I also get longevity raises every 2 years, I am also seeking advancement which will increase my pay by several hundred dollars per month. As time goes on my ability to pay my loan and save more money increases. Thank you investors.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,576.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What debts are you trying to repay? I only see $2500 in debt on your transunion credit report. Thanks	I have a loan for 6500 and one for 16400 remaining. I'll apply my new amounts to these. The loans interest is above what I have now. I don't know why it is not being reflected on transunion. Lowering payments and freeing up cash, and debt paydown is my goal. Thanks for your question.
Two questions: (1) Current Rank? Pay Grade? ETS are? a-n-d (2) You initially selected 5-years loan repayment term. In YEARS, How long do you realistically anticiapte servicing (keeping active) this loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to-4 yrs? 2 to 3-yrs? etc. Thanks. USMC-RETIRED Lender 505570	Hi. I am an e-5 with 10 years in. Going for e-6. Realistically I plan on paying this loan off in 4 years, by applying parts of my tax return, raises and payments from stock gains

Member Payment Dependent Notes Series 613836

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613836	$23,000	$15,925	10.36%	1.00%	November 29, 2010	November 25, 2015	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613836. Member loan 613836 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	CAL FIRE	Debt-to-income ratio:	16.16%
Length of employment:	10+ years	Location:	Redding, CA

Home town:
Current & past employers:	CAL FIRE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > THIS LOAN IS TO PAY OFF HIGHER CREDIT CARD DEDT. I HAVE A FULL TIME JOB WHICH I HAVE WORKED AT FOR 18 YEARS.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,395.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
TWO questions: (1) Position (Job/What you do) for CAL FIRE? and (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I am a Battalion Chief for CAL FIRE, and I am hoping to pay the loan off within 2-3 years.

Member Payment Dependent Notes Series 613876

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613876	$16,000	$16,000	17.43%	1.00%	November 24, 2010	November 25, 2015	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613876. Member loan 613876 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	jacobsen homes	Debt-to-income ratio:	13.07%
Length of employment:	10+ years	Location:	palm city, FL

Home town:
Current & past employers:	jacobsen homes
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,729.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi Couple of questions: 1. ) Please list all your debts, APRs', outstanding balances, monthly payments for each, durations and please highlight the debt that is going to be paid-off/adjusted with this loan. (Please list all the Open Credit lines) 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses? Tx	roughfly i owe about 4000 on my credit cards which are a visa,mastercard,and wallmart card the payments 75,15,and35a month.I make 1100 dollars a week.my expenses are around 2800 amonth.mortgage1350,ins.700,elec,150 cable90phone100,and groceriesfor me and my three kidswhich is about 100 dollars a week..
Two questions: (1) Position (Job/What you do) for employer? a-n-d (2) You initially selected 5-years loan repayment term. IN YEARS, How long do you realistically anticipate to service (keep active) this loan before it is paid in full? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? Etc.	i am a private boaT CAPTAINfor the owner of the company for which im employed.2tothreeyears
Your revolving credit balance shows $5729 what will you be using the additional $10,000 for?	i would like to pay some extra money on my mortgage pay my mom money that i owe her and this wiil allow me to save some money
What is it you plan on using the requested funds for?	i plan on paying off credit card bills my mom and i would like to pay more money on my mortgage
What do you do for employer? and You initially selected 5-year loan repayment terms. In YEARS, How long do you realistically anticipate servicing (keeping active) this loan before loan is paid in full? i.e., 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc.?	I am a private boat captain for my employer i have been his captain for 11years.2to3years.
Please detail monthly expenses.	1350 for mortgage 480 health ins.200carins.460 for car.150elect.100cable400to600for groceries for my three boy boys.100 for phone
Thanks for the earlier answers, just couple of more questions 1. ) Is the House in your name or your moms' name ? Are you a sngle parent ? 2.) Are you the only earner of your family, you didnot give any expenses for your kids like babysitting, books, etc. ? Tx	The house is in my name,and to be honest i am a single dad with full custody of my boys,there expenses i really did not list because they change so much.but for the most part i would have to say school stuff lunches,things they sell for the school,functions such as feild trips sports,ect....are 200 to 500 a month,because they are very active in sports and school activeties.
Do you have any othe income (child support)? Adding up all your expenses comes close to $4,000 BEFORE the loan. What do you clear a month? Thanks.	i am supposed to be getting child support from my ex wife but havent recieved any in three yearsand to be honest it would cost more in lawyer fees to get it than what its worth.i cet 4600 a month but most months more from tips and bonuses from people i take fishing and my boss.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	the money i owe on the house is17600 the house is worth 237645.my boys and i sincerely are thankful for all nice peopl helping us out.

Member Payment Dependent Notes Series 613889

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613889	$24,000	$15,000	9.62%	1.00%	November 29, 2010	November 26, 2015	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613889. Member loan 613889 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	fedex express	Debt-to-income ratio:	12.36%
Length of employment:	10+ years	Location:	bethlehem, PA

Home town:
Current & past employers:	fedex express
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > Extra notes, I have been employed firmly the past 30 plus years of my adult life, 21 and a half years with the same employer, FEDEX Express. I have been a homeowner for 28 years, although not the the same home, I am in my 2nd one. I have never been late with a payment to anyone , or bounced a check to anyone in over 30 years. since I was old enough to obtain credit. The funds will be used to directly payoff debt.....sooner and at a less rate of interest. Borrower added on 11/20/10 > Approx one week has passed since I listed the need for this loan with Lending Club. As of this date I want to thank all of you who have invested your funds and trust in me! I still have a long way to go to reach the 100 percentile of funding. If any potential investor has any questions , not previously answered, please feel free to ask away. I will give any info pertaining to this loan as needed! Thanks Again! Borrower added on 11/23/10 > With about 3 days to go, it looks like this loan won't be funded. I just wanted to take the opportunity now to thank everyone for their time and consideration. This seems to be a very unique way of borrowing and investing. Thanks again, and Happy Thanksgiving to all! God Bless!!!!

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1981	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,043.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Total approximate costs , NOT including this loan, should it be funded, are 1600 to 1750 per month. The amount varies abit coming into winter months, for higher heat bills. I have no car payments, ( own 2 cars out right). If more info or more detailed breakdown is needed let me know! THX
Two questions: (1) Position (Job/What you do) for FedEx Express? a-n-d (2) You initially selected 5-years loan term for repayment. In YEARS, How long do you realistically anticipate to service (keep active) this loan before it is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc.	Happy Veterans Day to you!!! Thanks for your service. I hold the position of courier driver for Fedex. I did select 5 year repay, however, I would like to knock it out in about 4. I usually try to pay extra on all loans to shorten the term an save more money. I did this with my first house and did save a bundle. Thx for your question
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	month exp: mortgage; 850, equity: 460, cable internet: 70, phone: 38, cell: 50, 12 month ave on electric 130: this changes with seasons. food, misc: 140 payoffs: cc1 2600@ 12.9% cc2 15000 @ 22.9% cc3 2200 @ 22.9% cc 4 1600 @ 13.9% cc5 2350 @ 11.% yes sole wage earner, l live alone. Oh yes ZERO car payments, sorry. I hope this answers your question. Thanks for your question
Hi there, Could you please list out the current balances and respective APR's of each credit card/debt you are looking to consolidate (i.e. CC#1 $12000 @ 15%). Thanks much!	cc1 2600 @ 12.9% cc 2 15000 @ 22.9% cc3 2200 @ 22.9% cc4 1600 @ 13.9% and 2350 @ 11.9% balances may vary slightly as payments are being made,

Member Payment Dependent Notes Series 613898

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613898	$24,250	$24,250	9.62%	1.00%	November 24, 2010	November 25, 2015	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613898. Member loan 613898 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,208 / month
Current employer:	Royal Processing Company, Inc.	Debt-to-income ratio:	12.45%
Length of employment:	8 years	Location:	CHARLOTTE, NC

Home town:
Current & past employers:	Royal Processing Company, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

To consolidate several higher interest accounts into one loan. Borrower added on 11/11/10 > To improve household cash flow.

A credit bureau reported the following information about this borrower member on October 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,784.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1. Mortgage $1382; utilities $566; Food $550. Loans I am paying off total $1,221. 2. $5800 11.5%, $4800 $13.9%, $8200 11%, $1,000 9%, $1650 9.9%, $2270 8.4% . 3. I am not the sole wage earner.

Member Payment Dependent Notes Series 613950

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613950	$20,000	$2,650	6.91%	1.00%	November 26, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613950. Member loan 613950 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	GREENSEID CATERING	Debt-to-income ratio:	5.82%
Length of employment:	10+ years	Location:	COCONUT CREEK, FL

Home town:
Current & past employers:	GREENSEID CATERING
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > I plan to use loan to pay off all of my credit cards and have a single payment. I have a good credit history, no late payments, no collections. My monthly budget is 3,000 a month. My job is very stable and my future employment is very good. Borrower added on 11/12/10 > My goal is to have an excellent credit score

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,586.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 613991

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613991	$25,000	$15,450	10.36%	1.00%	November 29, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 613991. Member loan 613991 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	13.21%
Length of employment:	5 years	Location:	Minden, NV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > This is being used to purchase a portfolio of credit card debt which will be placed with a recovery agency that uses a polite but firm collection system. Projected returns are 300% of purchase price.

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	72
Revolving Credit Balance:	$12,431.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am a Cath Lab Tech. I work 13 week contracts like a traveling nurse. I have just signed a 13 week contract with the same hospital I just spent 11 months working for. I took 30 days off to keep my status as a traveler. It is quite likely that I will stay at this hospital long term. My weekly take home averages $1500
Have you heard the expression, "if it looks too good to be true, it probably is." ? Why do you think this projected 300% return investment is a good choice? Thanks, and look forward to funding your loan.	I am purchasing the debt at about 6 cents on the dollar. Average collection rates for freshly charged off credit card debt is about 18-25 cents on the dollar industry wide. I have completed a training program with Bill Bartmann, one of the industry leaders in the field.
What are your costs of doing the business?	The biggest expense at the start is the "assistance program" I will be using. This gives me access to 10 advisors from Bill Bartmann Enterprises to guide me through the process. The collection agency takes 33% of the collections up front. And, the assistance program is $1,400 per month. I cant paste the spreadsheet here and make it legible.
Who is going to do the "work" (not asking for names) and how much is in your budget to pay them? Where will they be doing the work? (not asking for an address) What is the cost of using that location, including rent utilities, equipment, expenses, etc.? Will you have an s-corp or an LLC?	The collection agency does all the work, and they take a 33% commission of the collection revenue. My organization is an LLC. My wife and I will work from home. Here is the best I could do with the spreadsheet: Expected Financials Initial Loan: 50,000 Start-up expenses: (10,000) Available capitol for loan purchase 40,000 Total Loan Payments 61,244 Average portfolio price: 0.0575 Portfolio value: 695,652 Average recovery rate: 0.18 Net Recovery: 125,217 Collection agency commission: 0.33 Net Revenue: 83,896 Return on investment: 209.74% Collections bell curve percentages 0.00% 2.00% 5.00% 8.00% 12.00% 23.00% 23.00% 12.00% 8.00% 5.00% 2.00% 0.00% Year 1 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Operations Expenses (1,400) (1,400) (1,400) (1,400) (1,400) (1,400) (1,400) (1,400) (1,400) (1,400) (1,400) (1,400) Loan Payment 0 (1,678) (4,195) (6,712) (10,067) (19,296) (19,296) Monthly Expenses (1,400) (3,078) (5,595) (8,112) (11,467) (20,696) (20,696) (1,400) (1,400) (1,400) (1,400) (1,400) Revenue from operations 10,000 1,678 4,195 6,712 10,067 19,296 19,296 10,067 10,067 10,067 10,067 0 Carryover from Previous month 0 8,600 7,200 5,800 4,400 3,000 1,600 200 8,867 17,535 26,202 34,870 Expenses (1,400) (3,078) (5,595) (8,112) (11,467) (20,696) (20,696) (1,400) (1,400) (1,400) (1,400) (1,400) Net Revenue 8,600 7,200 5,800 4,400 3,000 1,600 200 8,867 17,535 26,202 34,870 33,470
The spreadsheet seems legible in your answer. Forgive me if I am just missing something, but I don't understand which of the numbers are your business costs such as phone, computer and related equipment, office supplies, internet access, utilities, payroll, and related expenses. Please clarify? Thank you in advance.	The $1400 per month is my expenses. All other expenses are covered as I work outside the home, and my wife works from home already. This first round is very small a "proof of concept" so I have numbers to take to a bank for a much larger loan. After this proof of concept round of purchase/collection, then we will ramp up to larger loans and start an actual office.

Member Payment Dependent Notes Series 614000

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614000	$25,000	$16,225	9.25%	1.00%	November 30, 2010	November 25, 2013	November 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614000. Member loan 614000 was requested on November 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	frontier communitations	Debt-to-income ratio:	5.10%
Length of employment:	10+ years	Location:	BRUCETON MILLS, WV

Home town:
Current & past employers:	frontier communitations
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/11/10 > DEBT LOAN TO PAY OFF CREDIT CARDS

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,240.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	mortage-1,400.00, cars-665.00 utilities-450.00, insurance-200.00,food-500.00 i have CC debt that I do want to pay off on this loan in the amount of 11,000

Member Payment Dependent Notes Series 614058

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614058	$16,000	$16,000	18.17%	1.00%	November 26, 2010	November 26, 2015	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614058. Member loan 614058 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Progress Energy	Debt-to-income ratio:	6.11%
Length of employment:	5 years	Location:	Ringgold, VA

Home town:
Current & past employers:	Progress Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > I plan on using this loan to pay off 2 debts that i have one being a credit card and the other being a lien against my vehicle. I currently just got married and bought a home. We have done alot of work to it but still more to do. I plan on using most of this loan to replace my windows and insulation on the bottom of the house to reduce my electric bill. Whatever i have left i will give to my wife to help her out with some family medical bills if they will accept it. Thanks to all

A credit bureau reported the following information about this borrower member on November 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,169.00	Public Records On File:	0
Revolving Line Utilization:	77.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you further explain the lien against your vehicle?	I took a lien out on my vehicle not too long ago to help my wife out with a credit card and to do some maint. to my vehicle. I would like to pay it off cause im not really comfortable without the title in hand.
Please contact Lending Club at (support@lendingclub.com) to verify your income, and I will be happy to help fund your loan. Thanks!	i will be more than happy to do that. I tried calling them this evening but they are closed on the weekends. I will call them monday to verify. Thank you
Position (Job/What yo do) for Progress Energy? a-n-d You initially selected 5-years for loan repayment term. In YEARS, How long do you realsitically anticipate to service (keep active) this loan before loan is paid off? i.e., 5-years? 4 to 5-years? 3 to 4-years? 2 to 3-yesr? 1 to 2-years etc?	Im am currently a Power Pant Auxillary Operator for Progress. At the beginning of the year i will be promoted to Power Plant Control Operator. I chose the 5 year plan to keep the payments low so it can give me the oppurtunity to pay more when possible. I plan on paying more than the minimum a month, but if something unexpected was to arise i would be able to still make them monthly payment along with tending to the other issue at hand. Thanks
for everyone's info, LC ignores unsolicited income verification documents. How much do you owe on your home and how much is it worth?	My home was appraised at 160000 i currently owe about 130000.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The house was appraised at 160000. The balance is rite at 130000. i par 880 a month on the house.

Member Payment Dependent Notes Series 614130

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614130	$25,000	$15,975	13.72%	1.00%	November 29, 2010	November 26, 2015	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614130. Member loan 614130 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	21.10%
Length of employment:	3 years	Location:	flower mound, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,557.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Joes Hitch & Trailer is my employer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. Yes I have a mortgage at $1,797.00/Month. 2. My wife and I are on the mortgage and deed obviously held by the bank, Chase Home Mortgage. 3. No HELOC 4. Approximately $375,000 5. 12 years
What kind of business is this? What kind of growth are you trying to fund (i.e. customer base, infrastructure, etc.)?	Hitch sales and installation and trailer repair business. We are wanting to fund increasing our customer base through targeted marketing initiatives
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. I do not hold the title, the bank does. 2. $319,000 balance ,no other loans 3. $355,000 value estimate.

Member Payment Dependent Notes Series 614187

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614187	$20,000	$12,150	8.88%	1.00%	November 29, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614187. Member loan 614187 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	jetblue airways	Debt-to-income ratio:	7.96%
Length of employment:	6 years	Location:	KEW GARDENS, NY

Home town:
Current & past employers:	jetblue airways
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > This loan I need for my sisters wedding expence

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,873.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for jetblue airways?	Load planner. That is doing the weight and balance. Making sure the aircraft is within the limitation for a safe flight.

Member Payment Dependent Notes Series 614206

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614206	$9,000	$9,000	9.62%	1.00%	November 29, 2010	November 26, 2015	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614206. Member loan 614206 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	astro events	Debt-to-income ratio:	18.76%
Length of employment:	< 1 year	Location:	SYKESVILLE, MD

Home town:
Current & past employers:	astro events
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I am requesting the money in order to purchase a wedding ring. I have never missed a payment on a debt and $180 a month is certainly within my capabilities of paying back.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,525.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 614290

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614290	$16,000	$11,125	6.17%	1.00%	November 29, 2010	November 26, 2015	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614290. Member loan 614290 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,992 / month
Current employer:	Federal Aviation Administration	Debt-to-income ratio:	10.92%
Length of employment:	8 years	Location:	Fairburn, GA

Home town:
Current & past employers:	Federal Aviation Administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/30/10 > I plan to use this loan to do some upgrades on my home. I am a good borrower because I am reliable and pay all my bills on time. I also do not take on more debt than I can afford. I am a Federal Government employee and have been on my current job for 8 years. Borrower added on 11/12/10 > With the poor housing market in my area, I have decided instead of trying to sell my home, I would do some much needed upgrades on my current home to make it more functional for the entire family. Some of the upgrades include: New kitchen counters and floors. Hardwood throughout house to help with allergies, upgrade bathrooms, and backyard landscape. I am requesting a 5 year loan term and plan to have this paid off within that timeframe.

A credit bureau reported the following information about this borrower member on October 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,377.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 614318

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614318	$14,400	$9,875	13.35%	1.00%	November 29, 2010	November 26, 2015	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614318. Member loan 614318 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Dean Foods	Debt-to-income ratio:	24.27%
Length of employment:	5 years	Location:	Broomfield, CO

Home town:
Current & past employers:	Dean Foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Thank you for your consideration. I have never defaulted or made a late payment on an account, and can assure you that this will be no different. This is the final loan in my consolidation effort. By funding this loan, you are providing critical help as I striver for greater financial stability. Once paid I will be free and clear from all debt save a mortgage, and intend to start a family soon after. Your time and consideration is very much appreciated.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$702.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
you rbc is only $702 why do you need $14.4 k? please list debt you are going to pay off, current interest rates on that debt, and how much you now pay. what is the balance of your mortgage including 2nds and helocs? what is the current market value of your house? in years how long are you going to take to pay off the loan? what have you changed to keep the debt from reoccurring? Thank you	The two debts I will be paying off are both American Express: 1: Balance of $9,300, APR of 15.24%, currently paying approx $350/month. 2: Balance of $5,100, APR of 16.84%, currently paying approx. $250/month. I only have one mortgage (no 2nds, helocs, etc) with a balance of $193.197.76, and the market value of the home is currently $207,500. I anticipate paying off the loan in 2 years. These debts were accrued during and just after college and grad school, and since first entering the workforce my salary has tripled. I have changed my spending habits aggressively to not accrue more debt, as having dealt with this once is enough for a lifetime. In addition, my husband (whom I have been supporting while in grad school) is now finished, and will be working beginning January 2011. We both realize the value of financial planning, and are hoping to move on from immature mistakes.
Please list the debts you are consolidating (lender, balance, APR and current monthly payment made)? Thank you!!	Thank you for your question. The two debts I will be paying off are both American Express: 1: Balance of $9,300, APR of 15.24%, currently paying approx $350/month. 2: Balance of $5,100, APR of 16.84%, currently paying approx. $250/month. Please let me know if you need any additional information. Regards, Shannan

Member Payment Dependent Notes Series 614319

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614319	$10,000	$6,575	6.91%	1.00%	November 29, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614319. Member loan 614319 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,583 / month
Current employer:	The Shaw Group Inc	Debt-to-income ratio:	4.55%
Length of employment:	10+ years	Location:	BATON ROUGE, LA

Home town:
Current & past employers:	The Shaw Group Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	25
Revolving Credit Balance:	$22,352.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The Shaw Group Inc?	I am the IT Director for the Environmental & Infrastructure Division. This Division generates about $2 Billion a year in revenue. Thanks for the question.

Member Payment Dependent Notes Series 614368

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614368	$18,000	$12,650	9.99%	1.00%	November 29, 2010	November 28, 2015	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614368. Member loan 614368 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Nurse on Call	Debt-to-income ratio:	0.33%
Length of employment:	5 years	Location:	HUDSON, FL

Home town:
Current & past employers:	Nurse on Call
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > I am looking to assist my son purchase a truck. He lives in Arizona and I live in Florida and am unable to co-sign a car loan or even have it in my name because we are in different states! I have excellent cash flow, earning 110,000 annually before bonuses. I have worked for this company for 5 years. My mortgage is $798/month and I own my vehicle outright. My expenses are about $2500/month. Borrower added on 11/15/10 > I also fully fund a ROTH IRA as well as a traditional IRA each month, as well as put additional funds away for retirement so I can not afford to purchase the truck outright.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	55
Revolving Credit Balance:	$15.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Nurse on Call? What were each of the recent credit inquiries for?	Regional Operations Support. I am responsible for clinical operations and governmental/Medicare compliance for my region. Most of the inquires were made by Van Chevrolet in Phoenix Ariz. to try to cosign a car note with my son. A few I made trying to obtain a loan here in Florida. It was not possible to co-sign or obtain the loan for the vehicle because it is out of state.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Probably 3 years or less. I chose 5 years to keep the payments low for my son, who is paying me back for the loan.

Member Payment Dependent Notes Series 614426

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614426	$8,000	$6,450	9.62%	1.00%	November 29, 2010	November 27, 2015	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614426. Member loan 614426 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	HearUSA	Debt-to-income ratio:	14.13%
Length of employment:	< 1 year	Location:	Port Saint Lucie, FL

Home town:
Current & past employers:	HearUSA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > I've worked in a large corporation that closed my office in south Florida. Given my experiences good and bad, I wanted to find a smaller, younger network to apply my experiences to better the ability and help grow the company. HearUSA is just that company. Young in technology, but established in the industry. Applying best practices to a cobbled together network offers just the challenge I was looking for. With a 5 year plan in hand, I'm working towards some great things here. With all challenges, you need to take time to enjoy life to keep you sane. This loan is for a Motorcycle for the wife. The cost of a bike from a dealer being what they are, I am looking toward a private sale which would be easier with funds in hand. Thanks Lending club for bringing some sanity back to loans and for providing a great way to invest in others need. Win Win.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,589.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at HearUSA and where did you work prior to that?	I am the technical services manager. I manage a team of network engineers that support the daily workings of a 200 site network. Prior to this I did a contract for 8 months at Weiss Research to implement a virtual infrastructure and for the 6+ years prior I was the network administrator for Snap-on tools in Stuart Florida. This was a 24x7 datacenter.
Win-win indeed. I am saving for my kids college and you are buying your wife a motorcycle. Please keep Lending Club a great option for both sides by being faithful to your loan. Every note that goes sour makes me cry. Here are my two bits, may good times rain on all of us.	Amen. I've not let a payment slip in my history, I shall not now. To good times!!!

Member Payment Dependent Notes Series 614506

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614506	$15,000	$15,000	19.66%	1.00%	November 29, 2010	November 26, 2015	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614506. Member loan 614506 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,650 / month
Current employer:	Genesis Health Care System	Debt-to-income ratio:	16.92%
Length of employment:	1 year	Location:	Nashport, OH

Home town:
Current & past employers:	Genesis Health Care System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > Just as the title states I would like to have lower monthly payments. By combining my car payment and a few misc. accounts I have figured out that I could free up roughly 300 dollars a month, which I plan on saving toward a down payment on building a house. My job is very stable. I have been a registered nurse for the last 5 1/2 years. I work in the rehab dept. at a local hospital. I have been with my current employer for 1 1/2 years and prior to that I worked at a different hospital in rehab for 4 years. My husband is also in the health care field, so between the two of us we make more than enough to satisfy this loan obligation. My plan is pay this loan off in 3 years. I took the longer option for the lower payment, knowing that I can pay extra if I choose to do so. Thank you in advance to all who consider funding this loan. If there are anymore questions I will do my best to answer them in a timely manner. Borrower added on 11/22/10 > New plan for lower amount of funds to be received: Pay in full: chase credit card with balance of $2341.68 Pay in full: century national bank with a balance of $4275.91 Pay in full: aqua finance with a balance of $312.00 Pay in full: remaining balance of my husband's sears card of $500.00 for a washing machine The remaining proceeds of $7340.34 will be applied to my auto loan with a balance of $7840.34 ( this loan will be paid off in January 2011.) Assuming that I make 60 payments of $395.00 on this loan I am debt free in 5 years at a total cost of $23,700.00, with a savings of $378.00/month. I am already used to paying out $773.00/monthly now, so we apply that amount to this loan, which saves us $23,700.00 being paid back at $773.00/month, leaving me debt free in 30 months (2 1/2 years.) I then take that same $773.00 and invest if for 30 months, which gives me a savings, before any added interest, of $23,190.00. I will still come out ahead even if my savings doesn't earn a penny of interest on it's own. Thanks to everyone who has funded this loan so far, and thanks in advance to anyone still considering funding this loan. Borrower added on 11/24/10 > I would also like to add that I have enough in my retirement account to pay this loan in full if need should arise, but would rather not go that route. Be assured you can invest with confidence.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	11
Revolving Credit Balance:	$629.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please send in paper work to Lending Club to have them verify your income.	I am finalizing all my paperwork to be sent in as soon as possible. Thank you!
Please individually list debts you will pay off, balances, APRs, min. mo payments. Also any debts youwill NOT be paying off.	Chase (credit card) owe 2341.68; interest rate 27.24% Capital One (credit card) paid off in full monthly, only 17 dollar a month charge for prepaid legal; interest rate; 23.15% Century National Bank Loan 4,275.91 interest rate; 14% Car Loan (Century National Bank) 7,840.34; interest rate 6.95% Farm Credit Services (land/mortgage) 20,949; interest rate 6.95% Aqua Finance 312.00; 21% Loan amount 22,750.00 To be paid off: 1)Chase Credit Card in full 2)Century National Bank Loan in full 3)Car Loan in full 4)Aqua Finance in full 5)Farm Credit Services will be paid down to a balance of 12,968.93 at an interest rate of 6.95% Thanks for your interest. If any further questions, please don't hesitate to ask.
What was your delinquency 11 months ago?	The deliquency was on my capital one card. I was in the process of switching bank accounts and switching out all of my automatic deductions such as utilities, etc. The charge on the capital one card is always 17.00 per month for prepaid legal. I forgot to switch accounts on this particular one, and it was an oversight on my part. The situation was rectified as soon as I was made aware. Thank you for your interest.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage balance of roughly $21,000 on the building lot at $144.00/month. No HELOC. Market value of the land is roughly $35,000 for 6.06 acres.
Hi there, I don't understand why you want to pay off your car and mortgage loans which are at 6.95% with a LC loan at nearly 20%. What's the reason for that? Surely you'll end up paying a lot more, right? Why not keep your current loans that are lower than 20%, and consolidate everything above 20%?	The following is my revised plan for the use of this loan. Pay in full - Chase credit card with a balance of $2341.68 min. payment of $80.00/month (account is closed) Pay in full - Century National Bank with a balance of $4275.91 at $260.00/month Pay in full - Aqua Finance with a balance of $312.00 at $83.00/month Pay in full ??? The remaining balance of $500.00 on my Husband's Sears card, from the purchase of a washing machine. Those accounts all together add up to $7429.59 total to be paid off. That frees up roughly $423.00/month (not counting the Sears card). The remaining proceeds of $7340.34 will be applied to my auto loan with a balance of $7840.34 at $350.00/month. Yes I know that the interest rate is lower on this loan, but at this point it's not about the interest, it's about combining multiple payments into one for a lower monthly payout. I'm thinking about selling this vehicle for something cheaper anyway, so this also works out to my advantage, because I will have the title in my hand. As it stands, with this loan, I am combining a total debt load of $14769.93 into one payment of $395.00/month, instead of four payments of $773.00/month. That is an immediate savings of $378.00/month.
I understand that you care more about cutting your monthly payment than about cutting interest, but even so, your plan to pay off the car loan still doesn't seem sound. If you used the remaining $7340 to immediately pay off THIS loan rather than the car loan, you would end up with a lower monthly payment on this loan, and that savings would probably be more than the monthly payment of the car loan. So you'd be saving some money in the short term, and saving a lot of money in the long term.	That is a valid point and I never really thought about it that way, but I would rather have the title to the vehicle in my hands. I am thinking about selling it for something cheaper anyway, so by having the title on hand, that will eliminate one big headache when that time comes.

Member Payment Dependent Notes Series 614522

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614522	$25,000	$15,750	9.25%	1.00%	November 29, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614522. Member loan 614522 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	n/a	Debt-to-income ratio:	13.85%
Length of employment:	3 years	Location:	Minneapolis, MN

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/12/10 > Hi Everyone, I read about Lending Club in the Wall Street Journal and thought I would give it a try. I own my own dry cleaning business, which is now profitable, but I have some credit card debt on my books that I'd like to refinance on more favorable terms and over a longer term to maximize cash flow. Feel free to contact me with any questions. All the best, Dan

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,493.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Hello, Employer is Mulberrys Garment Care and income is 8000 per month. Dan Type your answer here.
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Hello, Monthly costs are as follows: Rent-1250 Car-own Insurance-100 Utilities-200 Food-500 Entertainment-250 Student Loans-131 Gym-42 Thanks! Dan
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Hello, Thanks for your question! Here is a breakdown of the debt: Business credit cards- $8,000 - 9.9% Personal credit cards-$5,000-14.9% Construction loan-$8,000-12% Supplier loan-$3,000-15% All of these loans will be paid off with this loan, leaving me a single loan payment and simplifying my bookkeeping. Thanks!

Member Payment Dependent Notes Series 614599

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614599	$10,000	$10,000	5.42%	1.00%	November 26, 2010	November 26, 2013	November 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614599. Member loan 614599 was requested on November 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,005 / month
Current employer:	City of Pendleton	Debt-to-income ratio:	9.83%
Length of employment:	10+ years	Location:	Pendleton, OR

Home town:
Current & past employers:	City of Pendleton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > I plan to use this loan to replace my 15-year old heating and cooling units with more energy efficient models. Normally, I would have the assets to cover the cost, but the timing of my heating unit going bad is poor. Winter is here, and I just paid cash for braces for my kids last month. I consider myself a low risk. I have been in law enforcement for 20 years, and have been the chief of police with the same agency for eight years. My monthly income coupled with my wife's (elementary school counselor) will allow me to pay this loan off much more aggressively than three years. Again, timing of expenses is the only reason I need to secure a loan at this time.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,303.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Pendleton?	I am the Chief of Police.

Member Payment Dependent Notes Series 614631

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614631	$8,000	$8,000	5.79%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614631. Member loan 614631 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Shingle Springs Honda	Debt-to-income ratio:	2.90%
Length of employment:	7 years	Location:	Placerville, CA

Home town:
Current & past employers:	Shingle Springs Honda
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > This is to purchase a retired military vehicle. Borrower added on 11/23/10 > 1971 AM General M35A2 "Deuce and a half", that has been "bobbed". Shortened and one rear axle removed.

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,214.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you a salesman at the Honda dealership? How steady is your income there? Do you plan on taking the full 3 years to pay back the loan or paying it back sooner?	I am an Auto tech there at the dealership. I have been there over 7 years now. I plan to pay back the loan sooner rather than later.
Is it a tank, a plane, or what?	The vehicle is a 1971 AM General M35A2 troop transport truck that has been "bobbed" meaning that it is now shortened and the rearmost axle has been removed. It is a 4x4 now instead of being a 6x6.

Member Payment Dependent Notes Series 614675

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614675	$21,000	$13,750	8.88%	1.00%	November 29, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614675. Member loan 614675 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Integrity Home Health Care	Debt-to-income ratio:	13.23%
Length of employment:	5 years	Location:	Archer, FL

Home town:
Current & past employers:	Integrity Home Health Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I wanted to add that I've been at my current job almost 5 years. There is a shortage of physical therapists so my employability is excellent. I own real estate and have other assets but do not want to sell them. Therefore, I am applying for the loan. I really want to get this credit card debt done with. I don't like owing anyone any money. This loan will help me pay it off faster than I would be able to on my own. Thanks for your help.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,213.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Integrity Home Health Care?	I'm a physical therapist and supervisor.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	I am the sole wage earner. I am concentrating on paying off my credit card debt. The interest rate is between 18 to 21% on the cards. I have 20,000 debt. This loan will make it much faster to pay off this debt since the interest rate is much lower. Monthly expenses: Mortgage $750, car $350, utilities $150, phone $170, internet $45, food $400
Have you shredded the credit cards and if not are you willing to?	No I have not shredded the cards. I have switched to paying cash for items when I am near where I live. I need a credit card for gas and items when I am traveling for work. That is for my own safety as I drive about 3000 miles a month for work. Carrying cash on the road is not a good idea.

Member Payment Dependent Notes Series 614758

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614758	$12,000	$12,000	15.95%	1.00%	November 29, 2010	November 27, 2015	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614758. Member loan 614758 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	IDEA Academy	Debt-to-income ratio:	22.47%
Length of employment:	3 years	Location:	Edinburg , TX

Home town:
Current & past employers:	IDEA Academy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > I am requesting a loan in order to pay off the last of my credit card debt. I am working on improving my credit, and would like to close the last of my credit cards. I would really appreciate any help you could provide. Thank you Borrower added on 11/14/10 > I have a steady job as a teacher, but have a few cards with high interest rates. This has made my monthly payments increase, and as a single mother, I am having a hard time paying more than the minimum payment in order to pay them off. With this loan I will be able to pay off all of my credit debt, and still afford to pay more than the minimum payment every month. Any funding you can offer would help. Thank you again.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	51
Revolving Credit Balance:	$8,996.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at IDEA?	I am a 4th Grade teacher.
It is usually better to pay off your credit cards and not close them. Closing them can hurt your credit score. Just use them occasionally, and pay them off. I'm rooting for you. Good Luck.	I have not closed my credit cards yet, because they still have a balance on them. I was told not to close them when there is a balance. I have stopped using them though. I keep them in my dresser, so I am not tempted. It doesn't look like I am going to get funded this time, but I am praying if I resubmit I will get funded then. Thank you for the the encouragement.
Well, I to willhelp fund you. I also have paid most of my credit cards off and don't use them anymore either. The money I save in interst allows me to help people out such as your sell and I wish you good luck.	Thank you and everyone else who have helped fund this loan. I greatly appreciate it, and I plan to pay it forward when I pay off all my debt.

Member Payment Dependent Notes Series 614768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614768	$12,500	$12,500	8.88%	1.00%	November 29, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614768. Member loan 614768 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,834 / month
Current employer:	Sears Holdings	Debt-to-income ratio:	20.71%
Length of employment:	< 1 year	Location:	BOYNTON BEACH, FL

Home town:
Current & past employers:	Sears Holdings
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > I am a hard working person who has a stable job with a strong company. I am going to use this money to pay off past debts that were incurred while I was in college. I have very few fixed debts and a strong credit history.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,517.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 614770

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614770	$16,000	$3,325	6.54%	1.00%	November 29, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614770. Member loan 614770 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	BP North America	Debt-to-income ratio:	6.05%
Length of employment:	4 years	Location:	La Porte, TX

Home town:
Current & past employers:	BP North America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > FICO® Score: 743 on August 15, 2010 (this is from myfico.com; a monthly subscription to monitor my credit)

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	79
Revolving Credit Balance:	$11,006.00	Public Records On File:	0
Revolving Line Utilization:	65.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 614791

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614791	$11,000	$11,000	5.42%	1.00%	November 29, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614791. Member loan 614791 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	SANS Institute	Debt-to-income ratio:	8.93%
Length of employment:	9 years	Location:	Fredericksburg, VA

Home town:
Current & past employers:	SANS Institute
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > Plan to use funds to pay off higher interest debt from a 5 year old timeshare purchase

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,864.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 614802

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614802	$6,000	$6,000	10.36%	1.00%	November 29, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614802. Member loan 614802 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	9.19%
Length of employment:	2 years	Location:	irvine, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > My business is in need of funding for office equipment, software programs, updating my website and working capital to hire an assistant

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	22
Revolving Credit Balance:	$15,083.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is this business loan for? Please provide enough detail to enable me to decide if it is worth funding 50%.	Good afternoon I need funding to purchase equipment and computer software programs, my website needs updates/enhancements and working capital to hire an executive assistant. Please let me know if you need more info? Thanks!
Can you verify your income with Lending Club? Thanks.	It's already been verified, you'll have to contact Lending Club for more information. Thank you.

Member Payment Dependent Notes Series 614816

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614816	$5,000	$5,000	5.79%	1.00%	November 26, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614816. Member loan 614816 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,520 / month
Current employer:	Department of Education	Debt-to-income ratio:	9.18%
Length of employment:	7 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Department of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > I am moving to a new apartment as I am starting a new life with my fiance. We plan to get married soon and need a loan to pay for our new apartment. I have been working for the Department of Education for 7 going on 8 years. My job is very stable as I am a tenured teacher.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	54
Revolving Credit Balance:	$7,351.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your Current Credit Balance. Also, will both you and your spouse be servicing this loan or just yourself?	What do you mean by what is my current credit balance? Do you mean how much I owe or what is my credit line? We will be using the money for our new apartment and yes we will both be servicing the loan. Thank you

Member Payment Dependent Notes Series 614831

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614831	$25,000	$16,950	10.36%	1.00%	November 29, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614831. Member loan 614831 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	n/a	Debt-to-income ratio:	10.60%
Length of employment:	10+ years	Location:	grand marais, MN

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > I am using this loan to consolidate some debit. The majority is for paying off a used RV that my family purchased. I have been self employed for 18 years and own a resort with my wife. We gross over 600k annually and took home a salary of 140k last year. We have never missed a payment on any loans and always pay our bills on time. We have a credit score of over 750. We refinanced our business last year to take advantage of the rates. We have 50% equity in our resort which appraised at 2.6M. Since we just did the bank thing last year we didn’t want to go through a bank process again for our RV and miscellaneous debit so we are giving this a try.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	42
Revolving Credit Balance:	$22,912.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 614859

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614859	$8,000	$5,300	6.54%	1.00%	November 29, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614859. Member loan 614859 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Cal Fire	Debt-to-income ratio:	12.04%
Length of employment:	7 years	Location:	Santa Barbara, CA

Home town:
Current & past employers:	Cal Fire
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > Consolidating CC debt @ 12% Credit score of 778 no late payments ever! Borrower added on 11/13/10 > I am a firefighter in California working hard and trying to reconsolidate my CC debt so I can quickly pay it off and start saving for a home. Borrower added on 11/18/10 > I will be taking any money loaned and applying it towards my CC that is @ 12% APR right now.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,739.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Cal Fire?	I am an engineer for CAL FIRE. I drive and operate the fire engines on emergency incidents.
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: 1. Itemize your monthly expenses. 2. Describe your role at Cal Fire. Thank you in advance for your response.	Monthly Expenses Rent - 900 Food - 400 Gas - 250 Roth IRA - 200 Auto Payment - 200 Entertainment - 100 CC Payment - 500 (above minimum payment) Misc Spending - 100 Approx. 2600 a month of 3,800 to 4,500 monthly income I work for Avila Beach fire department (Cal Fire) and drive fire engines and operate them on emergency incidents. We respond to structure fires, vehicle fires, wildland fires, traffic collisions, medical aids, haz materials and surf rescues.

Member Payment Dependent Notes Series 614879

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614879	$6,000	$6,000	9.25%	1.00%	November 30, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614879. Member loan 614879 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	HYDRAFLOW	Debt-to-income ratio:	9.10%
Length of employment:	7 years	Location:	COSTA MESA, CA

Home town:
Current & past employers:	HYDRAFLOW
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/28/10 > I consider myself to be an excellent and very reliable borrower, I know how important it is to maintain a good credit rating, my one loan is from Toyota finance, (tier 1, 2.9% credit) never missed a payment and my credit cards get paid off at the end of each Month.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,146.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at hydroflow?	Hi, Just incase you don't know, Hydraflow is a very successful aero-space company in Fullerton California, it has been in business for 50 years and supplies aerospace and defense system components. I have been with Hydraflow for almost 7 years and I am currently assistant supervisor. Many thanks for your question.
Hearing that you already have a car loan @ 2.9%, how can you justify an additional loan at 9.25%?	Hi, 9.25% is a good rate in the current market and having cash will enable me to get a great deal on my purchase in today's buyers market. Thanks for the great question.
Just to be clear. You are requesting this loan to purchase a vehicle, not to pay one off that you already own. Is that correct?	Hi, Yes, you are correct, it is to purchase a second vehicle. Many thanks for the question.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Hi, I could not agree more, thanks. Many Regards.

Member Payment Dependent Notes Series 614880

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614880	$18,000	$18,000	15.20%	1.00%	November 30, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614880. Member loan 614880 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,358 / month
Current employer:	Lehr auto electric	Debt-to-income ratio:	8.70%
Length of employment:	9 years	Location:	plumas lake, CA

Home town:
Current & past employers:	Lehr auto electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/27/10 > Looking to pay off 15K of me and my spouses Credit card balances. Thank you, Steve

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,078.00	Public Records On File:	0
Revolving Line Utilization:	19.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information (lender, outstanding principal balance, interest rate and minimum monthly payment amount) for all debts that will be consolidated.	I have sent LC all the requested income statements and HR contact Info. I have 1 primary job and 1 part-time (teaching at the local college). I will get all the debt and interest rate complied this weekend. Thank you, Steve
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	mortgage balance 319000 current value 320000
Please include: 1. current occupation 2. current debt balances and interest rates thanks	currently a sales manager for a well established emergency equipment for employed there for 10 years. Also teach part-time at Local College Looking to pay off my Spouses cedit cards current total around 15k all above 25% interest. Thank you, Steve
Your loan is one of approximately 500 others currently seeking funding from investors and you have only 10 days in which to raise $13K. Answering investor questions encourages investors to fund your loan and should cause your loan to fund faster and, perhaps, even achieve 100% funding. No response from you = no funding from me.	I will be paying off 15k of me and my spouses CC balances and my golden 1 credit union Personal loan of 2700. Thank you, Steve
Investors will be more confident about funding your loan if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	I will call monday morning to have them expedite credit review. Thank You, steve

Member Payment Dependent Notes Series 614919

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614919	$20,000	$12,475	9.99%	1.00%	November 29, 2010	November 27, 2015	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614919. Member loan 614919 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	St Anthonys Central Hospital	Debt-to-income ratio:	16.74%
Length of employment:	3 years	Location:	WheatRidge, CO

Home town:
Current & past employers:	St Anthonys Central Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > pay off visa, personal loan, home depot.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,749.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Type your answer here.My mortgage is 1725, car is 600, car ins is 900 yr. Bills are about 300, no gym, childcare or tuition bills. I will have paid off my CC/loans with this loan, have some money to put in the bank & winterize part of my home.

Member Payment Dependent Notes Series 614984

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
614984	$12,000	$7,450	6.91%	1.00%	November 29, 2010	November 27, 2013	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 614984. Member loan 614984 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Federal Reserve Bank of New York	Debt-to-income ratio:	16.36%
Length of employment:	1 year	Location:	New Yor, NY

Home town:
Current & past employers:	Federal Reserve Bank of New York
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > The loan will be used directly to eliminate credit card debt and lines of credit. Although I have experience two recessions since graduating college, I have NEVER missed a payment. I have establish a long 13 year credit history. My current job is extremely safe, financially speaking.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,706.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to know, if you do make 7K per mon. how much is your rent, and do you have an auto loan(s)? Also, are you going to have any problems paying this loan back on time? Will you pay off this loan early	Actually, yes that is based salary. I received an annual performance-based bonus every year, as well. I live in NYC so I do not have a car. I am actually planning to pay-off the loan within 12 to 18 months. 36 months is the shortest the lending club offers.

Member Payment Dependent Notes Series 615038

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615038	$10,000	$10,000	17.43%	1.00%	November 24, 2010	November 27, 2015	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615038. Member loan 615038 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Dept of the Navy	Debt-to-income ratio:	11.95%
Length of employment:	< 1 year	Location:	Oceanside, CA

Home town:
Current & past employers:	Dept of the Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/13/10 > This is to pay off moving expenses after I retired from the Navy of 25 years, and my wife went back to school to earn her Bachelors after working for the government as a civil servant for the last 10 years. I am now working as a civil servant for the Department of the Navy. We have settled in and are adjusting to our civilian life, however our moving expenses piled up and we would like to get them under control. Thank you for your time. Borrower added on 11/13/10 > A small portion of this loan about 1,500 will also be used to travel from CA to VA to welcome our son home from a Navy Deployment of almost 8 months the week of Christmas. We were serving overseas in Guam until May of this year and haven't seen our son in 2 years due to his deployments, and our remote location. Thank you. Borrower added on 11/13/10 > My job is very stable. I was employed by the US Navy for 25 years as a Navy Chief until I retired this year from active duty. I am now employed by the Department of the Navy as a civilian and plan to retire from this job also in 20 years. I have always enjoyed working for the Navy both as an Active duty Chief and now as a civil service employee. My wife has also worked for the federal government for the last ten years, and now has gone back to school to fulfill her lifelong dream of becoming a teacher. Borrower added on 11/14/10 > The public record on file is from a bankruptcy back in 2001. My wife had a high risk pregnancy and was put on bed rest 3 months into her pregnancy, resulting in her leaving her job. Our daughter was born 10 weeks early. In addition to the loss of my wife's income along with the mounting medical bils, our attorney advised us to file for bankruptcy. The majority of the bills were medical related, as we owed almost 200K to the hospital after insurance denied most of the charges. Borrower added on 11/14/10 > Thank you for your consideration, my family and I appreciate it.

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,952.00	Public Records On File:	1
Revolving Line Utilization:	98.10%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please detail monthly expenses.	Our monthly expenses are Rent 2199, utilities 300, Car payments 2 @ 350.00, cell phone bill 150, and credit card payments 200.00. Please let me know if you have any further questions. Thank you for the consideration. Very Respectfully, Joseph
Chief, You initially selected 5-years for loan repayment term. In YEARS, How long do you realsitically anticipate to service (keep active) this loan before loan is paid off? i.e., 5-years? 4 to 5-years? 3 to 4-years? 2 to 3-yesr? 1 to 2-years etc? Thanks. USMC-RETIRED Lender 505570	Thanks for the question. Our hopes is to repay it by 3-4 years at the most. After we get some of our moving debt paid down (on our cc's) we will be able to make more than the minimum payment. Thanks for your consideration, and THANK YOU for your service as well. V/R
Thank you for your, and your son's, service.	Thank you for your support!

Member Payment Dependent Notes Series 615067

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615067	$15,000	$15,000	17.80%	1.00%	November 29, 2010	November 27, 2015	November 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615067. Member loan 615067 was requested on November 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	SugarCRM	Debt-to-income ratio:	7.46%
Length of employment:	4 years	Location:	Denver, CO

Home town:
Current & past employers:	SugarCRM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > This loan will be used as part of a down payment on a house. I will be putting up $15,000 of my own money, but an additional $15,000 to make up the balance. I have a very stable job, and, sufficient income to meet my financial responsibilities. Borrower added on 11/19/10 > I have already provided this in the Q&A section, but thought that it would be helpful to include it in the description as well. Monthly net income: $9,050 (including rental property income) Current monthly expenses: $4,770 Rental Property Mortgage: $2650 Insurance: $170 Car expenses: $160 Utilities: $150 Phone, cable, internet: $120 Food, entertainment: $400 Clothing, household expenses $320 Credit cards and other loans: $400 Other expenses: $400 New monthly expenses: $1,829 New Mortgage: $1,449 LendingClub Payment: $380

A credit bureau reported the following information about this borrower member on November 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,918.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is SugarCRM and what do you do there?	SugarCRM is the leading provider of Open Source CRM software. I have been with SugarCRM for nearly 5 years, and I manage the Professional Services group there. My group focuses on customer implementations by providing configuration, training, and custom software solutions to ensure their application meets all of their business requirements.
Please detail your monthly bills now & project what they will be once you purchase your new home.	Monthly net income: $9,050 (including rental property income) Current monthly expenses: $4,770 Rental Property Mortgage: $2650 Insurance: $170 Car expenses: $160 Utilities: $150 Phone, cable, internet: $120 Food, entertainment: $400 Clothing, household expenses $320 Credit cards and other loans: $400 Other expenses: $400 New monthly expenses: $1,829 New Mortgage: $1,449 LendingClub Payment: $380
loan purpose? how long do you plan to have this loan for? what is the current interest rate on your debt?	I've submitted the loan purpose to LendingClub, but I guess it is still pending, so I'll include it again here. This loan will be used as part of a down payment on a house. I will be using $15,000 of my own money, but need an additional $15,000 to make up the difference. Currently, the interest rate on the rental property is 6.1% and 14% (blended rate) on the credit card debt.
You initially selected 5-years for loan repayment term. In YEARS, How long do you realsitically anticipate to service (keep active) this loan before loan is paid off? i.e., 5-years? 4 to 5-years? 3 to 4-years? 2 to 3-yesr? 1 to 2-years etc?	At this time, it's difficult to say, but I can say that I do hope to pay it back faster than the current repayment term. Ideally, I'd like to pay this loan off in 1-2 years, or less. I plan to make advance payments on this loan as often as I can, and hope those advance payments will help me achieve that goal. My wife is currently in graduate school, so much of that will be dependent upon her employment situation after she graduates this June.
is this a home to move to live in? don't you already own your own home? what is the value of your current home and how much debt is on it? is this an investment property?	My wife and I currently own a condo in California, but a little over a year ago, we moved to Colorado so my wife could pursue her masters degree. Unfortunately, we were unable to sell our condo, so we are now renting it out. Based on current comparable sales in the area, our condo is worth approximately $450,000 and we owe about $390,000 on it. While we didn't purchase the condo as an investment property, it has essentially become that due to our inability to sell it in the current California real estate market.
Hi I hope your loan will fully fund, but if it doesn't, do you plan on taking a partial loan? Thank you very much	Thanks for your question. I, too, hope that the loan fully funds, but in the event that it doesn't, I do plan on taking a partial loan, and will try to come up with the balance some other way. If I am unsuccessful acquiring enough cash for the down payment, and am unable to purchase the house, I will simply pay the LendingClub loan off.
You might have been given this advice, but I'll give it to you again just in case no one has. If you get your income verified it will help you loan to fully fund. Have a great day!	Thank you for the suggestion--my status was approved by LendingClub, so I didn't even realize that there was a separate section to get my income verified. I called LendingClub, and they said that they don't always verify income, but since lenders were inquiring about it, they would process the verification. I've sent them my income documents, so hopefully it will be updated soon. Thanks again!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Based on current comparable properties for sale in our area, I believe our property is worth about $450,000, although, Zillow has it valued at $440,000. We currently owe approximately $390,000 on it (mortgage only--we don't have a HELOC), and pay $2650 per month on it.

Member Payment Dependent Notes Series 615108

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615108	$15,000	$15,000	13.72%	1.00%	November 29, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615108. Member loan 615108 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Applebees restaurants	Debt-to-income ratio:	7.94%
Length of employment:	3 years	Location:	BRONX, NY

Home town:
Current & past employers:	Applebees restaurants
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	3
Revolving Credit Balance:	$5,954.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at applebees? What was your delinquency for?	Kitchen Manager, I'm still disputing why the delinquency still shows up its been more than 10 years and it was for gas bill
How come you chose not to verify your income?	Not sure why it shows that way since I got a call from a lending club rep at work a couple of days ago and she veryfied all info I summited.
Can you please list all of your debts, including interest rates, monthly payments, and balances, and say which you'll pay off with this loan? Your credit report actually shows a delinquency from 3 months ago. Can you explain what that's from?	To be honest I haven't check my credit in a while but now that you bring this to my attention I will, I want to find out what is this all about, and I'm planning to pay everything I owe except my student loans.

Member Payment Dependent Notes Series 615139

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615139	$14,000	$2,225	6.91%	1.00%	November 30, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615139. Member loan 615139 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	The Vanguard Group	Debt-to-income ratio:	16.43%
Length of employment:	10+ years	Location:	Schwenksville, PA

Home town:
Current & past employers:	The Vanguard Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > personal loan for debt consolidation Borrower added on 11/24/10 > Consolidation of car and credit card loans

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	28	Months Since Last Delinquency:	6
Revolving Credit Balance:	$13,216.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list all your debts, including interest rates, and say which ones you will pay off using this loan? Also, what do you do at Vanguard Group, and how secure is your job?	I am paying off a car loan of 11,000 with the interest rate of 9.8%. I am also paying off a credit card load of 3,000 with an interest rate of 12.9%. I have worked with my company for 10 years. Due to privacy concerns I am not at liberty to disclose any information related to my company- it is against thier policy.

Member Payment Dependent Notes Series 615146

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615146	$4,000	$4,000	18.91%	1.00%	November 24, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615146. Member loan 615146 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.97%
Length of employment:	n/a	Location:	San Antonio, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,996.00	Public Records On File:	1
Revolving Line Utilization:	49.90%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the public record? Thank you in advance.	i was in the military in 2000 and had a truck that the engine went out on, i could not afford to fix the vehicle. i was adviced to file for bankruptcy. i have been discharged since 2001 and have not had any other financial problems. I have the documents that show the discharge. Please feel free contact to recieve any needed information on the Bankruptcy.
What business are you starting?	I am starting and insurance agency.
Employer or current source of income? How soon will you be starting the business? How long do you plan on maintaining your current job after you start the business?	I have actually started the current business. My income comes from the military as I am 100 percent disabled veteran. My source of income is permanent.
What past sales experience do you have?	I was a recruiter in the military for four years. I have been in the insurance and investment services for the past six years. I currently hold my series 6, 63 and life and health licenses. I was the top producing financial specialist for Wachovia and member of the million dollars club for Chase.
What will you do with the funds from this loan?	the funds were to be used for working capital for my start up business. Since the loan amount i requested has been reduced the loan funds will be use to paydown personal debt on credit cards with a higher interest rate

Member Payment Dependent Notes Series 615162

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615162	$10,000	$6,200	5.79%	1.00%	November 29, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615162. Member loan 615162 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	US Postal Service	Debt-to-income ratio:	18.67%
Length of employment:	6 years	Location:	Vulcan, MI

Home town:
Current & past employers:	US Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > Consolidate student loans

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,910.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list your debts, including interest rates, and say which you plan to pay off with this loan?	I plan to consolidate (pay off) three student loans with this loan. $6000.00 loan with US Department of Education Interest rate 8%. $2600.00 loan with Great Lakes Interst rate 6.8%. $1700.00 loan with US Department of Education Interest rate 6%.

Member Payment Dependent Notes Series 615260

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615260	$11,200	$11,050	10.36%	1.00%	November 29, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615260. Member loan 615260 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Frontier Communications	Debt-to-income ratio:	18.45%
Length of employment:	8 years	Location:	emeryville, CA

Home town:
Current & past employers:	Frontier Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > The purpose of this loan is to pay off a high-interest credit card so i can get it out of my life, as well as to pay down half the remaining balance on my Honda Insight car loan (which is also at a high interest rate) Borrower added on 11/16/10 > please also note the 1 delinquency on my credit report is actually my ex-wife's car loan that i cosigned for while we were married. we've been separated for 2 years, divorced for one. between the two of us we agreed that the car is entirely her responsibility, however it's going to be a credit liability for me until it's either paid off or she refinances.

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	13
Revolving Credit Balance:	$8,337.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Frontier Communications?	- Primary Systems Engineer for Frontier CityWide wireless services - Senior Administrator in a group responsible for customer-facing services on ~200 Debian/Ubuntu servers - Work with Product Management and Network Engineering on development of back-end infrastructure for new products and services
Can you please list all the debts you have, including interest rates, and say how much of each you plan to pay off using this loan?	sure thing: - $104,000 ($108k initial balance) mortgage from wells fargo financial, ~8%, 0% - $1,700 ($4400 initial balance) personal loan from credit union for motorbike, 8.59%, 0% - $7,500 chase credit card, 29.9%, paying 100% with lendingclub loan. - $11,000 ($16k initial balance) car, 18%, remaining balance of lending club loan after paying off chase credit card. - $4,000 personal loan from a friend who has no pressing need for me to pay it off right now, so interest is 0% until i can start paying, at which point it will be 6% (all per our agreement). 0% of lendingclub loan will be used for this.

Member Payment Dependent Notes Series 615331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615331	$5,200	$5,200	12.61%	1.00%	November 29, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615331. Member loan 615331 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	caterpillar	Debt-to-income ratio:	3.85%
Length of employment:	< 1 year	Location:	MABELVALE, AR

Home town:
Current & past employers:	caterpillar
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > CONSOLIDATION CAR IMPROVEMENTS Borrower added on 11/20/10 > I am a constant worker. I have never been with out a job, with out an income. Through out my credit history, I have always made payments on time. Caterpillar merged me into the company to be on their team as a technican, the only reason I left my previous employer. My job is very stable and longterm. The monthly payment on my current offer will be no match for me. It will be payed with ease.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,498.00	Public Records On File:	0
Revolving Line Utilization:	48.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at caterpillar and where did you work prior to that?	Well i am a fabricator tech/welder. I read blueprints and build frames for the NAMG's facility. We make Road graders as people commonly call them. Before CAT, i worked at Welspun. There I ran the Fly Welder. A machine that welds joints on a rolling trolley.

Member Payment Dependent Notes Series 615373

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615373	$20,000	$3,050	6.91%	1.00%	November 29, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615373. Member loan 615373 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Spectra Logic	Debt-to-income ratio:	15.40%
Length of employment:	5 years	Location:	Westminster, CO

Home town:
Current & past employers:	Spectra Logic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > Eliminate the high int. credit cards. Cut others in half. If this loan is approved it will also enable me to use the money saved to double ...even triple on the remaining credit card balances and speed up the payoff balances with less coming out on interest charged. Thank you.

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,992.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You have stated the purpose as debt consolidation. Will you please list all debts and what will and will not be paid off with this loan? Your credit report shows a revolving debt balance of $40,992. Also are you the sole wage earner in the home.	Around $8300 from Cap One Credit Card Int rate at %17.9 $6000.00 out of 12,000.00 from Discover at %11.24 int rate $1300 from Care Credit(GEMoney) at %23.99 int rate $3000 out of $600 from BOA at a %11.99 int rate Not pay off: $2000 GEMoney (Furniture) no interest or delayed $4,000 Citi Credit at %7.2 int rate $5,000.00 Chase at %17.99 $900 Best Buy int free for now My Fiance' in San Diego will help to reduce my debts too I figured that if I can eliminate the high Interest cards and reduce some of them in half Iwould be able to double up on payments and be debt free in less than 3 years. Well, maybe not totally debt free. (:-) I could then be a lot smarter moving forward and keep 1 credit card for emergency use and pay the balance of immediately. Lesson learned. Thank you very much if this loan is approved.

Member Payment Dependent Notes Series 615413

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615413	$12,500	$11,950	9.62%	1.00%	November 29, 2010	November 28, 2015	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615413. Member loan 615413 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Performance Telcom Inc	Debt-to-income ratio:	11.84%
Length of employment:	5 years	Location:	Richmond, VA

Home town:
Current & past employers:	Performance Telcom Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	Hi Ron, I currently have 2 open accounts. 1. Discover credit card purchase 1180.72 that was purchased on 11/06/2010 and will be paid in full when payment is due 12/19/2010 to receive the 5% back rewards option. 2. I also have a Personal line of credit with discover as well in the amount of 23944.51 Payment 601.00 a month The loan I am trying to obtain is temporary. I can very well go out tomorrow and obtain the funds needed but the credit card companies interest rates are just to damn high and the 3-5 % fees is another joke. I currently own 2- 1974 antique motorcycles that are for sale as well as another motorcycle- 2007 Suzuki GSXR 750 that is in flawless condition with less than 10,000 miles on it. No liens against any of these items. The note is to allow me some time to complete the sales without having pay the banks their absurd rates and fees. I hope I've answered your questions. Thanks for you interest. Have a Great Day!

Member Payment Dependent Notes Series 615422

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615422	$7,000	$7,000	5.42%	1.00%	November 26, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615422. Member loan 615422 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Office Depot	Debt-to-income ratio:	11.38%
Length of employment:	5 years	Location:	ORLANDO, FL

Home town:
Current & past employers:	Office Depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > Hello. Here are a few additional details about myself and why I am looking for this loan... I am originally from the south Florida area, but moved to Orlando to attend the University of Central Florida. While in school, I maintained 2-3 jobs and was also able to graduate with honors (magna cum laude). One of these jobs led to a couple of promotions and I have since been a retail manager for over five years. Luckily, my parents taught me a lot about financial responsibility and establishing/maintaining good credit at a fairly young age. At 21, I was able to purchase a home in Orlando while still in school. I was also able to finish school with no student loans. The only debt I have, aside from the mortgage, is a small credit card balance of $2,200 and a balance of $5,000 on my car. I'd like this loan to pay off these two debts and make only one, lower payment each month (with less interest). While my budget does allow for higher payments, I feel it is wiser to use the extra money toward paying down the mortgage each month. I am responsible with my money and always pay bills on time. I will also typically pay more than the minimum payment to pay things off faster. Thank you for your interest and feel free to ask any additional questions you may have!

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,259.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your revolving credit balance only indicates a debt of $2,259. How do you plan to use the remainder of your loan? Wishing you the best.	Hi there. I also owe approximately $5,000 on my car and plan to use the the loan to pay off both debts. Thank you for your interest.

Member Payment Dependent Notes Series 615426

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615426	$10,000	$7,975	12.98%	1.00%	November 29, 2010	November 28, 2015	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615426. Member loan 615426 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,720 / month
Current employer:	Advanced Micro Devices Inc.	Debt-to-income ratio:	13.13%
Length of employment:	10+ years	Location:	San Jose, CA

Home town:
Current & past employers:	Advanced Micro Devices Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/14/10 > hello please fund me with the 10,000 would like to consoldate to paid off my loan faster. appreicate that. mary

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	27
Revolving Credit Balance:	$26,166.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You initially selected 5-years for loan repayment term. In YEARS, How long do you realistically anticipate to service (keep active) this loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? etc. Thanks Lender 505570 USMC-RETIRED	I have opted for a 5 year loan so I can lower my payments, but I have the intention of paying the loan off in 3 years by making additional payments towards my loan balance when possible. Thanks.
Hello monleeloy, Some information that would be helpful to potential investors: (1) What is your job at AMD? (2) What are the components of your $26,166 reported debt balance? Which (if any) do you plan to pay off with this loan? (3) What was the delinquency reported 27 months ago? Good luck.	1. I'm the Associate Engineer 2. Based on the amount I requested I can only pay the credit card with the highest interest rate which is my Golden One. 3. The delinquency was a slight error or my part. I thought I made a payment and didn't realize I accidentally missed one payment. Now I am on task and on time with all my payments.

Member Payment Dependent Notes Series 615430

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615430	$12,000	$10,275	10.36%	1.00%	November 29, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615430. Member loan 615430 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Keyes European Mercedes Benz	Debt-to-income ratio:	10.20%
Length of employment:	< 1 year	Location:	Woodland Hills, CA

Home town:
Current & past employers:	Keyes European Mercedes Benz
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	64
Revolving Credit Balance:	$6,567.00	Public Records On File:	0
Revolving Line Utilization:	85.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and monthly payments on the debt you intend to consolidate with this loan. thanks!	$3876.00 - 8.99% APR - $77.00 Minimum Payment $6289.00 - 16.24% APR - $150.00 Minimum Payment $ 230.00 - 6.99% APR - $30.00 Minimum Payment

Member Payment Dependent Notes Series 615510

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615510	$5,000	$3,475	5.79%	1.00%	November 29, 2010	November 28, 2013	November 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615510. Member loan 615510 was requested on November 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Voices and Visions	Debt-to-income ratio:	6.06%
Length of employment:	1 year	Location:	Round Rock, TX

Home town:
Current & past employers:	Voices and Visions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I am fully employed and earn more than enough money to repay this loan, I'm just trying to get out from under 25% interest rates. Thanks! Borrower added on 11/17/10 > I will be using the money to pay off two credit card bills that I have just had the interest raised on and a hospital bill. I have never missed a payment on my cards or the hospital bill. Borrower added on 11/18/10 > I have been freelancing for a year while caring for an ill family member and in that year I have never failed to earn enough to pay $600 a month on these bills ($200 on each), so I can't imagine any scenario that would leave me unable to pay one $150/month payment. Thank you!

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,379.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Hi! Thank you for your questions. 1. No I live in the house my parents owned (so no mortgage) 2. No the title is not in my name, its still in my father's name. 3. No Home Equity Line of Credit 4. Not sure about on zillow.com, but I know it was just evaluated at 200,000 (we are in the process of putting it up for sale). 5. I've lived here for 14 years. Thank you so much.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Hi, Thanks for your questions! 1. I have an AmEx with a 2,000 balance (at 15%) a Visa with a 1,500 balance (at 25%) and a hospital bill of 1,200 (no interest, just annoying). 2. The amount (5,000) that I'm trying to borrow would be used to pay each of these off, so I can pay only one payment instead of 3. Thanks so much!

Member Payment Dependent Notes Series 615553

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615553	$8,000	$4,875	6.17%	1.00%	November 29, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615553. Member loan 615553 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	JP MORGAN CHASE	Debt-to-income ratio:	7.20%
Length of employment:	1 year	Location:	Bronx, NY

Home town:
Current & past employers:	JP MORGAN CHASE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I recently moved allowing me to increase my debt by a few thousand dollars on different credit cards. I am not currently unable to pay my bills. I am simply interested in doing debt consolidation to have only one bill with one interest rate, rather than paying multiple bills, each with different intrest rates. My goal is that instead of paying $500+ in credit card bills per month I can cut that expense in half and be able to maximize my income. I have a very steady job as a Personal Banker with JP Morgan Chase in which I make commission on top of my annual salary. My credit history can show you how for the last few years I have been working on my credit and have become a very creditworthy customer. I appreciate you consideration. Borrower added on 11/20/10 > Please feel free to ask any questions you may have. I have taken notice as to how much more funds are needed to reach my original request half way through the funding stage. I will not be taking this loan if it's too far off from my initial request as I am trying to get rid of multiple bills, not add another bill to my list. i hope you can help. Thank you.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,610.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 615597

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615597	$10,000	$10,000	8.88%	1.00%	November 26, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615597. Member loan 615597 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	us army reserve	Debt-to-income ratio:	17.00%
Length of employment:	8 years	Location:	glendale heights, IL

Home town:
Current & past employers:	us army reserve
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,232.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 615620

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615620	$10,000	$10,000	15.57%	1.00%	November 29, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615620. Member loan 615620 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	batavia public schools	Debt-to-income ratio:	17.31%
Length of employment:	10+ years	Location:	st charles, IL

Home town:
Current & past employers:	batavia public schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > This loan is for unexpected medical and auto expenses. My wife and I have very secure jobs. She is a supervisor for Central Dupage Hospital and is incharge of fundraising so she is very important to the company. I am a elementary school teacher with tenure and have been employed for 12 years. We have very steady income and always pay our bills on time. However, with one car totaled and growing medical expensive we are currently in need of a loan. We make over $6000 a month. My wife gets our insurance through work and our mortage payment is $1032 a month.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	6
Revolving Credit Balance:	$31,404.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? Please describe in detail the purpose of this loan. Please detail your $31k in revolving debt. Please explain your credit delinquency from 6 months ago.	I do not know of any credit deliquencies 6 months ago and we are current with all our payments. The loan is for unexpected medical and auto expenses that we are having a very difficult time paying. Our combined income is 95-100k. We are fully capable of re-paying this loan on time or sooner. Please let me know any other questions I can answer for you to help. Thanks
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance is 200,000 and it appraised recently for around 240,000. We are currently in an excellent 30 year fixed at 4.75%. Our payment is very low at 1032.00 per month. We are very secure in our home and jobs.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I chose the 5 year term because it is a better monthly payment. i fully expect to pay off the loan well before then. My wife gets a couple bonuses throughout the year, and we expect to but those right towards repayment of this loan. thanks

Member Payment Dependent Notes Series 615639

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615639	$6,000	$6,000	6.17%	1.00%	November 29, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615639. Member loan 615639 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,265 / month
Current employer:	AT&T	Debt-to-income ratio:	23.00%
Length of employment:	3 years	Location:	Atlanta, GA

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > I will be using this loan to pay off a balance of approximately $4,800 over 3 credit cards (Chase, Citi, Discover) with an average APR of 12.99% and a small private student loan (Chase) I used to purchase books for school one year. That small student loan has an APR of about 7.00% the pay off amount is approximately $950 which I want to pay off ASAP because the student loan repayment company only allows a 25 year repayment plan and that is way too long to be paying interest on something with such a low balance. My current situation will be better with this loan and easier to manage. I have never missed a payment in my life and my job situation is stable with AT&T for the last 3 years. Thanks for helping investors!

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,734.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for AT&T?	I work as a Quality Assurance Manager for the e-commerce department in Atlanta, GA. Specifically, with the consumer facing site at att.com.
How quickly do you plan on paying back this loan?	It would depend on my bonus situation at work, but best case scenario I would try to pay it off a year early.

Member Payment Dependent Notes Series 615660

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615660	$12,000	$12,000	14.09%	1.00%	November 24, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615660. Member loan 615660 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$53,000 / month
Current employer:	Aetna	Debt-to-income ratio:	1.92%
Length of employment:	10+ years	Location:	Bristol, CT

Home town:
Current & past employers:	Aetna
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > I plan on using this loan to pay off a high interest card that I have closed. I am a good borrower having never missed a payment in 8 years on my mortgage or any of my credit cards. I have been at my current job now for 12 years soon to be 13. Borrower added on 11/15/10 > I closed a Chase card at 21% - so I am thinking the 14% loan is a much better option then opening a new card to transfer the amount too.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	58
Revolving Credit Balance:	$7,730.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you give us an accurate monthly gross income? Your application says you earn $53K a month.	That is not correct. My annual salary is 53k, and my monthly gross salary is $4,416 a month.
What do you do at Aetna?	I am a Senior Consultant.

Member Payment Dependent Notes Series 615677

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615677	$10,000	$6,125	6.54%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615677. Member loan 615677 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	UC Davis	Debt-to-income ratio:	15.70%
Length of employment:	5 years	Location:	Woodland, CA

Home town:
Current & past employers:	UC Davis
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > Reducing interest on this payment by 10% and guaranteeing a monthly payment so I can close the CC account.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	81
Revolving Credit Balance:	$11,419.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at UC Davis?	I am in the information technology field.

Member Payment Dependent Notes Series 615693

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615693	$17,500	$11,050	9.25%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615693. Member loan 615693 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	iServe Servicing, Inc	Debt-to-income ratio:	6.04%
Length of employment:	1 year	Location:	Dallas, TX

Home town:
Current & past employers:	iServe Servicing, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > Funds will be used to payoff credit cards. I have a secure job and minimal monthly obligations. I have a great credit score and make full, on-time payments on all bills/debts. Borrower added on 11/17/10 > total monthly housing expense (rent, utilities, etc.) is less than 16% of monthly gross income.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,159.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 615699

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615699	$7,000	$4,450	6.54%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615699. Member loan 615699 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	MACUCC	Debt-to-income ratio:	11.58%
Length of employment:	10+ years	Location:	Framingham, MA

Home town:
Current & past employers:	MACUCC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	82
Revolving Credit Balance:	$8,529.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 615700

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615700	$8,000	$8,000	14.46%	1.00%	November 24, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615700. Member loan 615700 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,425 / month
Current employer:	Miner's Ace Hardware	Debt-to-income ratio:	2.00%
Length of employment:	2 years	Location:	Atascadero, CA

Home town:
Current & past employers:	Miner's Ace Hardware
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,225.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is your gross income $30K per year $2,500 monthly?	Yes it is. I am an assistant manager at a hardware store.
What is the purpose of the loan?	Major work on my car such as brakes and tires all the way around and a few other items.
What are your plans for the revolving debt you are currently carrying?	I have a five year budget enabling me to make payments on time.

Member Payment Dependent Notes Series 615731

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615731	$20,000	$20,000	13.35%	1.00%	November 26, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615731. Member loan 615731 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,160 / month
Current employer:	US Army	Debt-to-income ratio:	15.68%
Length of employment:	10+ years	Location:	McAllen, TX

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > I want to pay off some high-rate credit cards more efficiently. Borrower added on 11/15/10 > I am also preparing to refinance my home at a lower mortgage rate. Borrower added on 11/15/10 > I owe $246,646 on my 30 year, fixed-rate mortgage. The APR on the mortgage is 5.85%. I owe $7,788.23 on a Sears MC that I want to pay off. APR is over 22%. I owe $2858.40 on a Target VISA that I want to pay off; APR is over 22%. Borrower added on 11/15/10 > I bring in $9,160 per month after taxes. I give $2000 to my wife as her allowance. $300 is for cell phone bill, $200 is for water/trash, $760 is for property taxes and home insurance, $411 is for a car payment, $1552 is for mortgage, $212 is for electricity, and $56 is for alarm/security company, $450 is for food, and $300 if for auto insurance ($1189 per 6 months for 3 cars; done in 4 payments). $2220 is allocated to pay down c-card debt among 5 cards with total debt of $30,500. Total in payments is $8461 per month.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	15
Revolving Credit Balance:	$32,392.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questions: (1) USA Rank? Pay Grade? ETS? a-n-d (2) You initially selected 3-years for loan repayment term. In YEARS, How long do you realistically anticipate to service (keep active) this loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc. Thanks Lender 505570 USMC-RETIRED	1) colonel, O-6, no ETS/indefinite 2) full 3-years
Thank you for providing all of that information. It helps inspire investor confidence and also save time when browsing through loans. You mentioned about $10k in debt on your Sears and Target cards, but a total of $30k in credit card debt. Can you list the debts on the other 3 cards, including interest rates and monthly payments? Also, what will the remaining $10k from this loan that is not used for the Sears and Target cards be used for?	I owe $13,300 on a VISA card that has a rate of 10.5%, $3100 on a Mastercard at 11%, and $3200 on an HSBC card that has zero interest if paid within a certain time (the debt is for furniture; time is 2 years). As I stated, I currently divide $2200 monthly to pay down the debt on the 5 cards. I want to refinance my mortgage at a lower rate with the rest of the loan.
Can you explain the delinquency from 15 months ago? Also, you said that you pay $2200 total in monthly payments on your current debt, but how much of that is on the debt that you're not going to pay off? That is, what are your expected monthly payments once you get this loan, in addition to the $677 for this loan itself?	I had an auto loan with American Suzuki Financial Services. Payments were automatically deducted from my checking account. ASFS stated when the time arrived that the last payment (#36) could not be deducted automatically and that I had to send the payment to them in the mail. I was deployed to Iraq at the time, so I received the notice to mail in the payment somewhat later than normal (my wife forwarded it to me), and it arrived late to ASFS in the mail from Iraq. The loan will replace the $1020 I pay each month on the Sears and Target Card with a $677 payment. I will still pay $1200 monthly on the other 3 cards. $300 on the zero interest HSBC card, $700 on the VISA card (with 10% interest), and $200 on the other card (with 11% interest). The $340 that I save from paying the Sears and target cards off will then go against the VISA with the large balance as well.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	No HELOC on home, mortgage balance $246,425. Hidalgo County, TX, appraised home value at $295,000 for tax purposes.

Member Payment Dependent Notes Series 615756

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615756	$25,000	$17,025	13.35%	1.00%	November 30, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615756. Member loan 615756 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	PrimeLending	Debt-to-income ratio:	15.18%
Length of employment:	6 years	Location:	Flower Mound, TX

Home town:
Current & past employers:	PrimeLending
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > Credit cards have jumped their interest rates from zero percent to an average of 15% APR in the last few years! Need an installment loan with a fixed rate and an end to the debt in sight. I need Lending Club!

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,075.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Thanks for your question. See below: 1. Mortgage - $1,200 per month 2. Car - $290 per month (will be paid off w/in 6 months) 3. 1 Installment loan - $812 per month - will be paid off in 26 months 4. Car insurance $105 per month 5. Phone/cable/internet - approx $200 per month 6. No childcare - no college - children are 8 and 10. 7. Yoga/gym costs approximately $50 per month 8. Groceries - approx $800 per month. I hope this helps. Thanks again for your interest! Shelly
Please list the balances, APRs, and monthly payments on the debt you are paying off with this loan. Thanks!	Type your answer here. Thanks so much for your question. The balances are spread out over 4 cards and balance total is $26,000. Average APR is around 15% and the minimum combined monthly payment is $700.00 per month. I understand by making the minimum payment, my debt would be paid off in 21 years. With this LendingClub loan, it will be paid off in 5 at a slightly less monthly payment! Thanks again for your interest! Shelly
If you get all your paper work into LC to get your income verified and "approved" on your loan review your chances of getting this loan filled will increase dramatically. You look like a good candidate outside of that. Please list the debts your are going to pay off, amount, interest rate, and current monthly payments. What amount do you owe on your mortgage? Include any 2nds or helocs. What is the current market value of your house? What steps have you taken to keep this debt from reoccurring? In years how long do you plan to take to pay off this loan? Thank You	Thanks for your interest. I sent my paper work to be reviewed by LC the day it was requested, so I hope the approval will happen today or early this week. I have 3 credit cards that for years I was able to keep a zero percent interest. The cards combined total is $26,000 and average APR on them is 15%. My combined minimum payment to the cards is $700 per month. Any according to my statements, by making the minimum payment, they will be paid off in 21 years. This loan through lending club offers a lower payment and a pay off in 5 years. I have only one mortgage loan and the balance is $163K. I refinanced my mortgage this year to 3.75% interest on a 15 year loan. My car balance of $2,900 will be paid off this month with commission or no later than Feb with my tax return. I hope to take this extra $300 in my budget and pay off this loan quicker than the 5 year term. I LOVE the lending club business model and have really grown to hate credit cards and their ethics (such as minimum payments paying off in 21 years!). I never plan on having credit card debt/revolving debt again. I hope this answers your questions. Thanks again for your interest and let me know if you have any other questions. Thanks! Shelly
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks so much for your interest. The balance on my mortgage is between $163K - $165K - only one loan at a 15 year term. Appraised value of my home is around $210K. Let me know if you need any additional information. Thanks again, Shelly
Shelly you have 2 days left on your listing and it's only 38% funding. It looks like it may not get funded. So if you apply for a loan again I have some suggestions. First get all your paper work in asap. Your income never got verified. It's up to you to make sure it happens lenders are reluctant to lend money with out the verification. Next you have some idea what the questions are going to be. So when you list your loan list the mortgage you owe, and what the current market value is, the debts you are going to pay off with amount, interest rate, and current monthly payments, how long in years you are going to take to pay off the loan, an itemized monthly budget, and steps that you are taking to keep this debt from reoccurring. If you lay all this out at the beginning I think your loan will probably get funded quickly. Good luck in the future.	Thank you. I did turn in the paperwork the same day it was all requested. I am not sure why income was never verified as what I can see states full approval??? I appreciate all of your comments and if this does not fully fund, then I will try again in a few months. Thanks!
Loan currently 59 pct funded; 1 day listing remains. Loans minimum 60 pct funded are eligible for issue. Two questions (1) Will you accept partially funded loan? (You can list another loan after making 6-months on time payments this loan) a-n-d (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc )"As soon as possible is NOT an answer that tells lenders anything useful; but an IN YEARS answer is very useful.)	Thanks so much for your interest. Yes, I will accept partial funding of this loan as the current amount will pay off 3 credit cards in full, of which I will pay and close the accounts. I anticipate full payment of this loan in 3 - 4 years. I have participated in budget coaching through Crown Financial and Dave Ramsey and have a plan outlined and plan on being debt free (other than mortgage) in 4 years. I am currently a volunteer for Crown Financial and help others with budget coaching. Thanks for your interest. Let me know if you need anything else. Shelly

Member Payment Dependent Notes Series 615820

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615820	$7,000	$7,000	10.36%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615820. Member loan 615820 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	San Bernardino County	Debt-to-income ratio:	13.94%
Length of employment:	10+ years	Location:	DIAMOND BAR, CA

Home town:
Current & past employers:	San Bernardino County
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	13	Months Since Last Delinquency:	14
Revolving Credit Balance:	$1,364.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
For what will the loan proceeds be used? What do you do at the SB County?	I need these funds for a down payment on a manufactured home I am purchasing. I have been renting for 13 years, and I think it is time for me to purchase my own home. I work in the Social Services Welfare to Work Program. I am a Case Manager of 120+ clients who are receiving cash aid and must participate in the program. These clients are required to job search (if not working), work, attend school, participate in work experience and/or do community service. On any given day, I can be a counselor, mediator, enforcer, teacher, doctor, nurse, parent, etc. to my wide variety of clients. It is a challenging job, but I like helping people change their lives.

Member Payment Dependent Notes Series 615902

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615902	$25,000	$17,175	20.77%	1.00%	November 30, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615902. Member loan 615902 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	AFR Furniture Rental	Debt-to-income ratio:	17.59%
Length of employment:	3 years	Location:	Weymouth, MA

Home town:
Current & past employers:	AFR Furniture Rental
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,282.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at AFR Furniture Rental?	Type your answer here. I am a General Manager, thanks for the question.
Please verify your income with Lending Club, either email it to support@lendingclub.com or fax it to (650) 482-5228. This will help you attract many more investors. Thanks	Type your answer here. I am in the process now of sending my info., thanks for the suggestion.
Can you list the debts (amounts) you are carrying?	Type your answer here. I am presently carrying the following debts Mobil $2600 Cap One $4300 Chase $9300 Barclays $7800 Cap One $500 Cap One $1900 HSBC $1800 With this loan I would like to payoff the top 4 accounts, lowering the interest rates I am paying and creating a fix date of when these would be paid off. I will also be saving about $200 per month which I can then use towards the other cards.
Please list 1) each debt you are seeking to consolidate (APR, Min mo. payment, balance), 2) how you got into debt, 3) specific detailed plans on how you plan to get out of debt, 4) what your credit rating means to you in your life.	Type your answer here. With this loan I will be paying off the following credit cards Mobil 25% $90 $2600 Capital One 22.9% $135 $4300 Chase 31.99% $352 $9300 Barclays 30.24% $283 $7800 I got into debt over time, unexpected expenses, some travel and gifts. The downturn in the ecomnomy has also put raises and bonuses on hold. I have now cut my spending, I try paying everything with cash and this loan will save me about $200 per month which I can use to save for the rainy day fund and put towards other expenses. My credit rating is very important to me and so is paying my bills that I have built up. I see this loan as step in the right direction.
Any other household income not listed above?	Type your answer here.Yes, my husband works full time. His salary is about 10% higher than mine.
Just to clarify, between the two of you, the household brings in roughly $220K?	Type your answer here. Yes that is correct
Thanks. I just helped fund your loan.	Type your answer here. Thanks for your help !
Please verify your income with Lending Club by emailing support@lendingclub.com. After it is verified, I will be happy to help fund your loan. Thanks!	Type your answer here. I have supplied the info. to Lending Club and they should be able to verify my employment. Thanks for your support.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. We have a 1st mortgage of $296K and a 2nd of $48K. The current value of the home $360. Thanks for your question and your support.

Member Payment Dependent Notes Series 615927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615927	$15,000	$9,325	6.91%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615927. Member loan 615927 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,875 / month
Current employer:	White Sands Missile Range	Debt-to-income ratio:	5.78%
Length of employment:	4 years	Location:	El Paso, TX

Home town:
Current & past employers:	White Sands Missile Range
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > My wife and I have about $18k worth of credit cards (cc) with an average rate of 14.99% APR. We want to use this to have one payment instead of the multiple cc payments. This will also lower our APR by a lot so it will help to payoff total debt a lot faster. I'm a good borrower cause even while putting my wife thru college I made all my cc payments on time and now that she's working full time it will obviously be a lot easier to continue making on time payments. I'm a government civilian employee and have been now for 4 years, this should not change unless I choose it to. My wife is a teacher in high school math; this is a field that always seems to be in a high demand everywhere. Our budget is great we actually plan to payoff this loan as early as 18 months, but optimistically 24 months.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,444.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 615933

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615933	$18,000	$11,350	18.91%	1.00%	November 30, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615933. Member loan 615933 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Inphi	Debt-to-income ratio:	13.89%
Length of employment:	< 1 year	Location:	Westlake Village, CA

Home town:
Current & past employers:	Inphi
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > The money will be used to consolidate 9 of 12 accounts totaling $16,500 into 1 account and lowering the monthly expense from $1450 to $460. The monthly savings will then be applied to the remaining accounts and these will be closed in 2011

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	43
Revolving Credit Balance:	$6,595.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please send in income verification documents to Lending Club, support@lendingclub.com Investors will be more confident about funding your loan.	Documents have been sent to Lending Club support
What was your start date with Inphi?	I started with Inphi august 9 2010. I intentionally moved to Inphi to get in pre ipo and the product line is awesome.
- Please describe your debts, including apr and balance owed. - How do you plan to stay out of debt? what things did you used to buy that you won't anymore? - do you have a spouse or partner who also has income? If so, does the income shown represent both incomes or just yours? Thanks	Oletello, I never planned to be in debt. When the economy took the massive downturn 3 years ago I wasn't prepared for how hard it hit. I took an immediate 40% cut in pay and had to move 1800 miles. The combination of the two pushed me to creating debt. All my debt will be paid off in 2011 with or without this loan. This loan would just allow me to clean things up more quickly. The stated income 125k is my income. I have been in the same career field of hardware design 26yrs.

Member Payment Dependent Notes Series 615963

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615963	$10,000	$6,925	9.62%	1.00%	November 30, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615963. Member loan 615963 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	package plus printing	Debt-to-income ratio:	18.68%
Length of employment:	10+ years	Location:	north las vegas, NV

Home town:
Current & past employers:	package plus printing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > This is for a Travel Trailer Borrower added on 11/15/10 > travel trailer loan Borrower added on 11/19/10 > This loan is for a travel trailer Borrower added on 11/19/10 > This is for a Travel Trailer

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,584.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 615995

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
615995	$4,500	$4,500	12.98%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 615995. Member loan 615995 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,100 / month
Current employer:	Cycle Gear	Debt-to-income ratio:	7.27%
Length of employment:	< 1 year	Location:	Moraga, CA

Home town:
Current & past employers:	Cycle Gear
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	3	Months Since Last Delinquency:	20
Revolving Credit Balance:	$3,525.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Make, model and year of bike? Thanks	It is either going to be a 2006 honda Cbr600RR for about 4,000 with 500 worth of registration fees. Or it is going to be a 2002 Yamaha R-6 with ten thousand miles on it for $3,500 with about $800 worth of registration fees. If the cheaper bike were to be purchased the difference would be paid back instantly. If any money is left over from the loan It will be paid back instantly. The hope is to get the CBR, But I might have to settle for the R-6, really depends which bike is in better shape. I'm going to test ride the both of them in the next two days. Then I will make the decision, hopefully by that time ill have a loan. This purchase is very important to me as it will be my way to get to and from work in a economical way.
I too am a motorcycle rider and would very much like to help you towards a bike. Could you explain what happened with your CC delinquency within the last 2 years?	I'm a not sure what you mean by cc delinquency. If you are refdering to my short credit history it is because I have only had running credit for about 5 years now. There was also a period of time where I missed a payment when I went over balance on a card, but that has completely been resolved. The balances remain low and I have a pretty good credit score. Thank you for having interest in helping me get a motorcycle

Member Payment Dependent Notes Series 616001

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616001	$9,250	$9,250	9.99%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616001. Member loan 616001 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,478 / month
Current employer:	n/a	Debt-to-income ratio:	20.58%
Length of employment:	n/a	Location:	Scottsdale, AZ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1973	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,515.00	Public Records On File:	1
Revolving Line Utilization:	87.70%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 616042

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616042	$3,700	$3,700	9.99%	1.00%	November 24, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616042. Member loan 616042 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	U.S. Army	Debt-to-income ratio:	10.59%
Length of employment:	< 1 year	Location:	South Weber, UT

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > Want to also use for consolidation of debt. Borrower added on 11/17/10 > Am a retired disabled vet. Draw retirement and VA disability pay.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	5
Revolving Credit Balance:	$10,659.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
USA Retired Pay Grade? and You initially selected 5-years loan repayment terms. In YEARS, How long do you reailstically anticipate to service (keep active) this loan before loan is paid in full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	Retired as E-6, Drawing VA disability at 60%. Have a secure job working with the gov at this time. Will have it paid off in no more than two years. Thank you, Ben

Member Payment Dependent Notes Series 616045

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616045	$13,200	$13,200	12.98%	1.00%	November 30, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616045. Member loan 616045 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Colorado College	Debt-to-income ratio:	8.88%
Length of employment:	10+ years	Location:	Colorado springs, CO

Home town:
Current & past employers:	Colorado College
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,443.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
are you fixing up your own home or is this for an investment? What is the extent of the renovations and what work are you doing? What is your home value and how much are you leveraged?	I will be making some improvements in the kitchen and around the home.The loan is about 71% to value.Hope this helps.
What are your monthly expenses?	my fixed monthly expenses are shared with my sister that lives with me. My portion is 809.43 per month
what are your current fixed monthly expenses?	This abswer was subitted with a previous qustion
TWO questions (1) Position (Job/What you do) for Colorado College? and (2) You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	My position title at Colorado College is a desk coordinator.My role is to supervise a dorm hall and provide campus support. For your other question, although it is possible I could pay it off early it is more realistic that it will be 4 to 5 years. Thank you so much for your interest.

Member Payment Dependent Notes Series 616057

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616057	$10,400	$9,750	6.17%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616057. Member loan 616057 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	PDI/DreamWorks	Debt-to-income ratio:	17.67%
Length of employment:	4 years	Location:	Belmont, CA

Home town:
Current & past employers:	PDI/DreamWorks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I plan to use this loan to pay off another loan and lower my interest and my monthly payments. I will be able to pay more than the minimum and pay it off faster to get myself out of debt. I am a very good borrower. I have never been late with any payment. I am also in a very stable job which I have been at for nearly 5 years. Thanks!

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,381.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list your monthly expenses?	Do you want to know amounts? Right now I pay for my rent, cable, electricity, cell phone, internet, car insurance and food. Those are my basic expenses.
What do you at dream works? Do you plan on changing jobs anytime soon? What other kinds of loans are you paying off with this? Thanks...	I am a production coordinator on an animated movie that will come out in 2012. I don't plan on changing jobs anytime soon. I have a loan through lending club that I will pay off with this money and then will have a much lower interest and lower monthly payments.

Member Payment Dependent Notes Series 616083

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616083	$15,000	$10,325	6.54%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616083. Member loan 616083 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	White Sands Missile Range	Debt-to-income ratio:	9.24%
Length of employment:	4 years	Location:	el paso, TX

Home town:
Current & past employers:	White Sands Missile Range
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,258.00	Public Records On File:	0
Revolving Line Utilization:	2.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at WSMR? What type of debt are you looking to consolidate? Can you please describe the type of account, lender, and current APR?	Hello, I am an Electronics Engineer. Right now I'm looking to consolidate the rest of my and my soon to be wife's credit card debt which range from 9 - 22% interest rate. I will also be paying off a personal loan with a $3000 balance. Thank you for your interest.

Member Payment Dependent Notes Series 616086

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616086	$11,400	$11,400	16.32%	1.00%	November 24, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616086. Member loan 616086 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,083 / month
Current employer:	Criterion Systems	Debt-to-income ratio:	16.93%
Length of employment:	3 years	Location:	Fairfax, VA

Home town:
Current & past employers:	Criterion Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > Trying to eliminate high interest rate credit cards.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	39
Revolving Credit Balance:	$38,189.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at Criterion?	I am a Sr. Software Engineer
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Mortgage/rent $1500.00 Utilities $175.00 Insurance $42.00 Car payment $0.00 Food $400.00 Cable/Internet $130.00 Phone $125.00 I'll be paying off: 1) medical loan $7546.00 @ 28% 2) Credit card $5200.00 @ 30% 3) Credit card $1500.00 @ 24% I am the sole wage earner.

Member Payment Dependent Notes Series 616126

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616126	$10,000	$10,000	9.99%	1.00%	November 26, 2010	November 29, 2015	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616126. Member loan 616126 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,417 / month
Current employer:	BASF Corporation	Debt-to-income ratio:	15.54%
Length of employment:	10+ years	Location:	RED BANK, NJ

Home town:
Current & past employers:	BASF Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > I also recieve a bonus each year. My company has had a record yeare and I expect a cash bonus in excess of $60,000 Borrower added on 11/16/10 > In addition I receive 32,000/year from my Company pension plan (401(k)) Borrower added on 11/16/10 > I also receive $35,000/year from my Company's pension plan (401(k)) Borrower added on 11/16/10 > The 2009 bonus ( received in March 2010) was $40,000 in a very poor year.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,579.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
how much is your monthly leaving expenses? please detail major expenses How much do you get from your 401k?	I recieve between $32-35,000/year from the 401(k). General living expenses are approximately $2000/month. Mortgsge is $2626/month.
From what info you have given, it seems to me that you could save enough to either pay this off in two months or simply fund it yourself. Why exactly do you need this loan?	Unexpected and urgent roof replacement after expensive expenditures on interior upgrades. Plan to pay off higher interest credit cards first.

Member Payment Dependent Notes Series 616162

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616162	$14,000	$1,550	6.54%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616162. Member loan 616162 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,605 / month
Current employer:	UCLA - Environment, Health, & Safety	Debt-to-income ratio:	15.14%
Length of employment:	< 1 year	Location:	Santa Monica, CA

Home town:
Current & past employers:	UCLA - Environment, Health, & Safety
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > Stupidly, I acquired some credit card debt during graduate school and during my 1 year period of unemployment following my graduation. I've learned the errors of my ways and will be working hard to pay off this debt as fast as possible.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,501.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 616204

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616204	$2,800	$2,800	6.54%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616204. Member loan 616204 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Sprint	Debt-to-income ratio:	2.08%
Length of employment:	< 1 year	Location:	ALBUQUERQUE, NM

Home town:
Current & past employers:	Sprint
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. How much is your rent? What are your monthly expenses? Thanks	Rent 330 per month month expenses 450. Type your answer here.

Member Payment Dependent Notes Series 616266

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616266	$10,000	$10,000	5.42%	1.00%	November 30, 2010	November 29, 2013	November 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616266. Member loan 616266 was requested on November 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,700 / month
Current employer:	Phillip J. Pirages Fine Books	Debt-to-income ratio:	13.11%
Length of employment:	2 years	Location:	McMinnville, OR

Home town:
Current & past employers:	Phillip J. Pirages Fine Books
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/15/10 > I plan to use these funds to pay off higher interest credit card charges resulting from unexpected medical expenses. I pay my bills on time and have never missed a payment. My job is secure, and business is good despite the economy. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,081.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 616311

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616311	$20,000	$12,300	6.54%	1.00%	November 30, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616311. Member loan 616311 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Modern Door and Equipment Sales, Inc.	Debt-to-income ratio:	0.00%
Length of employment:	4 years	Location:	Tappahannock, VA

Home town:
Current & past employers:	Modern Door and Equipment Sales, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > My wife and I are installing an in ground swimming pool in our backyard. I have currently installed fencing around my 2acre parcel and have recieved a quote for the pool installation. The total project will cost approx. $45,000.00. I will be spending approx. $25,000 out of pocket for the project and will be borrowing the remainder.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. You have a lot of available credit lines, and no balance. Is there other debt you have that is not listed? Does your wife also have income? What are your current monthly expenses? Thanks.	My wife is a teacher in the adjacent county and neither my wife or myself have any unsecured debt. Both of are cars are paid for and if my house wasnt purchased at the height of the housing boom I would have the equity to use a home equity line. Our income exceeds our expenses by $1,500.00 per month.
What is the market value of your house, and what is the present amount owed on the mortgage? Thanks in advance!	The market value of the house is $242,000.00. And I have a 1st and second mortage of $240,000.

Member Payment Dependent Notes Series 616316

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616316	$16,000	$16,000	12.61%	1.00%	November 30, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616316. Member loan 616316 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Ecolab	Debt-to-income ratio:	5.16%
Length of employment:	2 years	Location:	north reading, MA

Home town:
Current & past employers:	Ecolab
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > Have very stable employment with company I love- wife is also bringing in 38k/year - funds will be used to pay money owed to irs and to pay of small debt - remainder to be saved- will be paying off in less than the 60mos- relatively soon, but need to free up some cash now. Excellent credit history - both my wife and I have scores in the low 800's - we dont want to tap our home equity and would really appreciate your help in funding our loan. Thank you again

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	69
Revolving Credit Balance:	$28,921.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi, The total balance is 430 and value is 670
How can you say you have an excellent credit history when it clearly says you have 69 mos. since last delinquency? What are your monthly expenses?	the only delinquencies ever had were on a toyota 30 days and it was a company car in my name that company didnt pay on time for- we took over payments - that is only BLEMISH on history over 5 years - nothing else-

Member Payment Dependent Notes Series 616339

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616339	$14,000	$8,550	6.91%	1.00%	November 30, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616339. Member loan 616339 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Dalyn Rug Company	Debt-to-income ratio:	12.70%
Length of employment:	8 years	Location:	Jacksonville, FL

Home town:
Current & past employers:	Dalyn Rug Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > My wife and I both make good money but due to the housing bubble we lost the $25,000 we invested in our last house. We have paid off part of that debt at 10.99% but would like to find a better rate to finish paying off the remaining debt. Thanks in advance for your consideration.

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,816.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Dalyn Rug Company?	Sales Manager for 8 years.

Member Payment Dependent Notes Series 616392

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616392	$25,000	$25,000	20.77%	1.00%	November 29, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616392. Member loan 616392 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	CompuCom Systems	Debt-to-income ratio:	19.12%
Length of employment:	10+ years	Location:	Fort Worth, TX

Home town:
Current & past employers:	CompuCom Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > Loan to update the two 20 year old HVAC (heating and air) units in my home. The efficiency savings with the new units versus the old units will pay for over ½ of the monthly loan repayment. I will also be getting back in federal tax credits, plus the State of Texas is about to start a new program to give a credit also. Together, the two government rebate programs will pay for about ¼ of the total amount borrowing.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,757.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at CompuCom Systems?	I manage field service training (technicians), warranty extension sales and service relations with our OEM partners (IBM, HP, Dell, etc).
If I understand your description correctly, you current heating/air bills are over $350 a month?	That's an average. In Fall and Spring they are less, but since the house is all electric, in winter and summer they are higher. I'm in Texas, so it's the summer bills that really kill us. Winter is not to bad as we rarely get colder than 30 degrees from more than a couple of days at a time, but I'm still looking at adding a heat pump as the upcharge for that will have about a 2.5 year payback.
If you realize less savings than expected, do you still have enough discretionary income to service this loan?	Yes, more than enough. I just sent Lending Club proof of income per there request. Our home mortgage is only $122,000 which is super conservative for our income level. My wife makes about the same amount as myself.
O.K Thank you for answering all of my questions. I am sending you my two bits. Please repay your loan faithfully as I am a single mother making less than you do and trying to save for my two little one's college fund.	Will do, thanks for your support.
You initially selected 5-years loan repayment terms. In YEARS, How long do you reailstically anticipate to service (keep active) this loan before loan is paid in full? i.e., Full 5-yrs? 4 to 5 yrs? 3 to 4 yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	At least 3 years before I would pay off, so I would guess around 4 years. I get fairly large bonus payments each Feb, but with the economy being what it is, the upcoming payment looks to be much less than normal. Also, no way to tell what the payment the following yeart will be. The company I work for is very stable, but also very quick to reduce bonus payments the minute they sense any downturn in business. I normally use the bonus payments for major purchases like this rather than financing.
can you be more specific about what you need $25k for as that is a lot for just an HVAC upgrade... what are the savings you expect, what is the Texas program you are considering?	The HVAC company is claiming 1/2 of my current electric bill, which would mean appx $300 average in the 3 worst summer months. The current units are original to the home that was built in 1989. They have told me they were likely SEER 8 when installed, but most likely operating at SEER 6 at this point. The units we are putting in are SEER 18 on one side and SEER 16 on the other (one unit is twice the size of the other). We are also switching to heat pump to save on the winter bills (home is all electric, not natural gas). Texas has one of the highest electrical rates of any state. The primary reason the cost is so high is the other primary reason for the upgrade is my wife has severe allergies and the units have extensive UV light filtering options. Also, we are adding about an additional 12 inches of installation (although that's only about $700 of the cost) and replacing the duct work that is not large enough for the newer high efficiency units that move a lot more air than older units. Texas just announced Friday the rebate program and it's $1000 for one HVAC system and $1000 for a Heat Pump system, so the max I can get is $2000. It's a first come first serve rebate, but I'm trying to schedule the HVAC company to install on the day the program starts (Dec 20th) so I can also get the Federal tax credit that ends on Dec 21st.
Any other household income not listed above?	Not sure what they are showing investors, I can not see that part of the listing, but our total household income is $135,000 including my wifes income. She works for the Federal Government so it's a very stable job and I'm in private IT industry, but have been with the same company for 13+ years so hopefully I'm stable also.
Hi I hope this is not the case, but if your loan does not fully fund before expiration. What do you intend to do, accept the loan at the current funding, re-list, or something else? Thank You	As I understand the process, it would have to hit 60% of funding ($16,000) to fund anything. I would accept that amount and use personal cash to complete the upgrade. I would likely cut back on some of the options (insulation, duct re-work) and do them at another time. I just really prefer to not burn up my cash.
You should contact Lending Club, and give them all of the information that they need to speed up the APPROVAL process (verify income, employer, etc., etc.). You will attract MORE investors (also investors that are sitting on the fence)! I would like to invest but I don???t feel comfortable until I see the green APPROVAL check mark. You will be amazed of how much faster your loan will fund with that GREEN check mark on your loan app Thank you very much and good luck.	Thanks for the heads up. I have sent them everything they asked for, including income verification. I just left them a voicemail to see why it's not reflected in my listing.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We just did a refi in Jan to get our loan on 15yr at 4.125%. The prior loan, which was only 1 year old was at 5.25% at 30yrs. The mortgage balance is $122,500 and the appraised value during the refi was $165,000. We purchased the home as a foreclosuer for $130,500 and have made a lot of improvements. Luckly, Texas is not being hit by the drop in home values like most areas. We have no other lien on the home (HELOC) and I do not want to go that route. I just don't like the thought of a 2nd lien, it may be better from a short-term money perspective, but it's just my nature to not do a 2nd.
What are your monthly expenses?	$205 for car, $75 for motorcycle, $650 mortgage/insurance/taxes (wife pays the rest), $110 SatTV, $450 gas (100 mile roundtrip to work), $120 Credit Card, $60 water/garbage, $250 food, appx 150 entertainment (food, movies, etc).
Do you have a plan for reducing your credit card debt? Please be specific.	Yes, for that last 2 years I have been a much larger annual bonus plan at my job. It pays a lump sum each Feb 28th, this is the money I use for debt reduction, both credit card and other. Just depends on the % of debt, higher % gets paid off first. Overall, my wife and I live well within our means. Out total household income is over $130,000 and we both drive cars that are over 4 years old (neither were purchased new) and our home was purchased for $130,500, which is very low for our income range. But, since we purchased at the bottom of the market in Texas and it was a foreclosuer it's more than enough home for us.

Member Payment Dependent Notes Series 616585

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616585	$4,400	$4,400	12.61%	1.00%	November 24, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616585. Member loan 616585 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	23.60%
Length of employment:	2 years	Location:	Manhattan, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,702.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 616589

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616589	$11,200	$11,200	9.99%	1.00%	November 29, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616589. Member loan 616589 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,908 / month
Current employer:	Dept of VA (NCCPAC	Debt-to-income ratio:	15.82%
Length of employment:	2 years	Location:	Madison, WI

Home town:
Current & past employers:	Dept of VA (NCCPAC
Education:

This borrower member posted the following loan description, which has not been verified:

I finished my Master's Degree in December and in my last years of my undergrad and graduate degree, I, regretfully, allowed my credit card debt to balloon. I am now working on paying it off, but I am not making very much progress. I got a full time job on the financial side of VA Hospitals (where I worked as a student while going to school), and decided I would use my credit card for the rewards and then pay off what I spend each month, which didn't work. I currently understand my budget, have a spreadsheet, and am a debit card user only. However, the interest rate on the credit card is 29.9% so I am not making very much progress even though I always pay more than the minimum. My job is very stable. The department I work for has grown since I started working there as a student and since I started full time (in March) I have gone from student to full time and been promoted. This loan would allow me to pay off my credit card debt at a lower interest rate and paying less per month than the current payments I make (around $500-550/month). Currently I owe: Citi 10500 at 29.9% Best Buy 1300 (0% promotional rate from when I bought a TV 2 years ago for another 12 months). I would pay off the Citi Card but leave the Best Buy option because of the low rate. I am serious about eliminating my debt. This loan would allow me to do so in 3 years max (my goal is 2.5 after paying additional amounts through tax returns, bonuses, etc). I am ready to live debt free. To those who funded my loan previously, it was removed due to trouble verifying my job and income. I have been assured by LC Credit that the problems were solved and both have been verified. Thanks for considering my loan. Borrower added on 11/22/10 > I would also like to mention for extra money I tutor some of my coworkers children. It isn't claimed in my official income but this is what I use for extras like going out for dinner, etc. Borrower added on 11/26/10 > I'd like to thank everyone who has funded/considered my loan!

A credit bureau reported the following information about this borrower member on November 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	52
Revolving Credit Balance:	$12,100.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you do) for VA? a-n-d You initially selected 3-years loan repayment terms. In YEARS, How long do you reailstically anticipate to service (keep active) this loan before loan is paid in full? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	I work on the financial side of VA hospitals as a Financial Reimbursement Technician. I essentially take insurance claims that haven't paid, figure out why, and take appropriate steps to correct the problem. It is stable and provides lots of opportunity for advancement--I have already been promoted. I plan to keep this loan active through my work with the same organization. It would currently cut down my monthly payments by around 100 dollars. Also, my job has a built in promotion after a year and lots of opportunity to combine my education with the experience I accrue toward advancement so employment won't be an issue. I have been playing with online bank calculators and by putting a portion of bonuses and tax returns towards the loan I should have it repaid in 2.5 years.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	I am the sole wage earner (I do, however, have a roommate). I will be paying off Citi 10500 @ 29.99 APR Expenses: Rent 490 Cable $50 (my roommate takes care of utilities, I do cable) Phone-70 Gym 30 Student Loans 200 Best Buy 30 (minimum, usually I pay around 100 depending on how much money I have left) Car 140 Thanks for your questions!
No car expenses? What about food/grocery/insurance?	Car expenses? My gas the past 3 months has averaged $50 and my food/grocery which I keep track of together has been 75-100. My renters insurance is 10 a month and my parents take care of my car insurance.

Member Payment Dependent Notes Series 616602

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616602	$4,500	$4,500	12.61%	1.00%	November 30, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616602. Member loan 616602 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	CASA of NWA	Debt-to-income ratio:	23.25%
Length of employment:	7 years	Location:	winslow, AR

Home town:
Current & past employers:	CASA of NWA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > I have been at my job with NWA CASA, working with foster kids in the system, for 8 years now. I need to pay down a couple of small bills, so that's why I applied for this loan. It seems like a great program and I like that it is a peer-to-peer lending club. I would like to invest in the program at a later time. Thanks for your interest in helping me out at this time. Borrower added on 11/19/10 > This is fun! Thanks to all of you who in invest in this loan. I love the idea, and I must say, it really brings home the peer-to- peer concept of Lending Club. I'm going to tell all my friends and family about this site. Borrower added on 11/20/10 > Thanks again!

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,109.00	Public Records On File:	1
Revolving Line Utilization:	32.90%	Months Since Last Record:	23
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you explain the public record?	Elzapato, Public record? I'm not sure what you mean, can you explain what are you referring to?

Member Payment Dependent Notes Series 616684

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616684	$12,000	$12,000	13.72%	1.00%	November 30, 2010	November 30, 2015	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616684. Member loan 616684 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Wulfenstein Construction	Debt-to-income ratio:	8.78%
Length of employment:	7 years	Location:	San Bernardino, CA

Home town:
Current & past employers:	Wulfenstein Construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1981	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,499.00	Public Records On File:	1
Revolving Line Utilization:	28.40%	Months Since Last Record:	72
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Wulfenstein Construction?	Type your answer here.welder
Please fully describe the purpose of the loan.	pouring concrete in the back yard to put our 5th wheel trailer on it and putting up a fence.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Our mortgage balance is $154000.00 and the current market value is $200000.00
what are your current fixed monthly expenses?	House 1300.00 credit card 100.00 utilities
TWO questions: (1) Transunion Credit Report: What is Public Record on File from 72 months ago? and You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Bankruptcy full 5 years

Member Payment Dependent Notes Series 616966

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616966	$14,600	$14,600	12.61%	1.00%	November 26, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616966. Member loan 616966 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Dandre Office Management	Debt-to-income ratio:	16.17%
Length of employment:	1 year	Location:	West Chicago, IL

Home town:
Current & past employers:	Dandre Office Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > As you hear on every news channel across the country right now, times are tough..unfortunately for me I've fallen into that category. I was working for a very prominent home builder and the economy has also closed his doors after 20 years. I was with him for 8 years and life was good. I was faced with finding a new job which took some time and unfortunately with three teenage kids and their mounting expenses I just fell behind and started to charge. For the past year Ive been back on my feet and blessed enough to have gotten a decent job again but I need to get my debt reduced and money plan back on track. I would really appreciate the opportunity to get back in control of things. My job is stable, my existing credit is good, I pay my bills on time. Just need a hand due to the circumstances I faced.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,443.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. Mortgage balance is 210K 2.I dont pay for the home my husband does. Payment is 1,550. 3. Deed is in my husbands name only to keep the rate lower when we did a refi. as his credit was far more superior than mine!! 4. No HELOC 5. Value on Zillow shows 384K and we have lived here for 6 1/2 years.

Member Payment Dependent Notes Series 616991

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
616991	$5,000	$5,000	6.17%	1.00%	November 29, 2010	November 30, 2013	November 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 616991. Member loan 616991 was requested on November 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	2.67%
Length of employment:	n/a	Location:	Brooklyn, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > I have one credit card to my name (yay!). Paying it down slowly but surely since college. I have a surgery coming up at the end of the year- reconstructing my hearing, and I would add that cost to the card but at my current APR my credit card company will really profit from my surgery! Rather have it be you fine people. Thanks!

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,633.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your listing shows no employer, and no a length of employment. Please explain how you get your $3333 monthly income. Please explain how long you have been employed in your current position. Please indicate what you believe the stability of your position will be open the next three years.	Hello, I have had two employers this year. The first, where I was an engineer, was forced to terminate my position due to the recession. I now work at another company as an assistant supervisor. The $40K annual is the average sum of my earnings at the two firms and what I received while unemployed. As the recession is easing, I do not see my new position being terminated as the last one was and I greatly enjoy my new work, I believe I will continue to work for my current company beyond the point at which I pay off this loan. Thank you.

Member Payment Dependent Notes Series 617149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617149	$1,600	$1,600	9.62%	1.00%	November 24, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617149. Member loan 617149 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,075 / month
Current employer:	HOLZER CLINIC	Debt-to-income ratio:	4.10%
Length of employment:	10+ years	Location:	Jackson, OH

Home town:
Current & past employers:	HOLZER CLINIC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	72
Revolving Credit Balance:	$3,949.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 617163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617163	$10,800	$10,800	8.88%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617163. Member loan 617163 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,040 / month
Current employer:	Southern Petroluem Labratories ( SPL )	Debt-to-income ratio:	4.47%
Length of employment:	2 years	Location:	deer park, TX

Home town:
Current & past employers:	Southern Petroluem Labratories ( SPL )
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > I am a lead off-shore liquid measurement technician. I have had my job for 3 years now. Your investment would be a wise one seeing is how I have never been late on a payment my entire life. I realy dont need the loan because me and my wife make over 90,000 a year combined, but I am looking for a lower interest rate than what I currently have with my credit cards. In the end you make money and I save money and thats what its all about. If you have any questions just ask and I will be glad to respond in a timely manner.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,587.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates and balances of the loans you are consolidating?	Type your answer here. I just got married and my wife has some credit cards too. We owe about 10,000 in all with an average rate of 18 percent.
What are your monthly expenses?	total expenses are 2100 and we bring home 4400 each month

Member Payment Dependent Notes Series 617204

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617204	$1,200	$1,200	8.88%	1.00%	November 29, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617204. Member loan 617204 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,625 / month
Current employer:	Homeless travelers aid	Debt-to-income ratio:	11.50%
Length of employment:	9 years	Location:	WATERVLIET, NY

Home town:
Current & past employers:	Homeless travelers aid
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > My car loan is for repairs on my 2000 Hyundai. It needs tie rod ends and most important a timing belt ASAP. The mechanic doubts the belt will last much longer as it is very frayed now but I still do not have the $ for the repair. I appreciate the loan and will be diligent in repayment. Thank you

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	12
Revolving Credit Balance:	$3,769.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Homeless travelers aid and what do you do there? Are you having the belt tensioner replaced as well?	Type your answer here.HATAS is the umbrella agency for all the homeless shelters in ALbany county, NY. We have services for homeless, MH, substance abusers, and alor of housing programs. I am a mental health and addiction case manager for a housing program called "Shelter Plus CAre.

Member Payment Dependent Notes Series 617225

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617225	$7,200	$7,200	12.61%	1.00%	November 24, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617225. Member loan 617225 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Woodway USA	Debt-to-income ratio:	9.06%
Length of employment:	3 years	Location:	Milwaukee, WI

Home town:
Current & past employers:	Woodway USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/17/10 > Requesting a loan in order to pay off credit card debt - I do have reserve/emergency accounts set-up but would prefer to not tap into those for this particular situation.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,737.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 617271

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617271	$6,000	$6,000	6.91%	1.00%	November 24, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617271. Member loan 617271 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Couch distributing	Debt-to-income ratio:	11.66%
Length of employment:	10+ years	Location:	Watsonville, CA

Home town:
Current & past employers:	Couch distributing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	48
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What cards are you paying off? Amount owed on each?	Type your answer here. I owe on 4 credit cards one 2,000, another 500, another 500, and another 1,800 I plan to pay them off and not use them at all. As I'm paying a total of about 280.00 a month on them and not paying to much down due to high apr. I used them to do some work on my home.
Can you describe your employment? Also, please explain the delinquency from 48 months ago.	Type your answer here.I drive a semi for couch dist. Which is budwiser. I've worked there for 12 1/2 yrs. I'm not sure what delinquency your talking about.
The credit history on your loan listing (as reported on 11/17) shows a delinquency from 48 months ago. You should find out what caused that. Also, you mentioned $4800 in credit card debt that you plan to pay off with this loan. What do you plan to do with the remaining $1200?	Type your answer here.Thank you I will have to look into that. The remaining I plan to put away for cushion, with Christmas around the corner I don't want to use the credit cards. I have two small children.

Member Payment Dependent Notes Series 617318

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617318	$13,775	$13,775	12.98%	1.00%	November 24, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617318. Member loan 617318 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,740 / month
Current employer:	University of Southern California	Debt-to-income ratio:	15.00%
Length of employment:	6 years	Location:	Avalon, CA

Home town:
Current & past employers:	University of Southern California
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > I have been working for the same employer since the spring of 2004; my job is stable because I work for a private university. Although my income is not very high, my expenses are relatively low with the exception of my credit card bills. My goal with this loan is to pay off my credit cards and be debt free in three years. Having high interest rates on my credit cards has made it difficult for me to make a significant decrease in my total credit card debt, and has made it impossible for me to save. In order to save money, I need to be debt free. I know the $464 per month payment is totally doable for me because right now I am averaging $945.50 in credit card payments per month. I am happy to answer any questions. I am committed to becoming debt free. Borrower added on 11/22/10 > My credit card debt consists of the following: Three retails cards: $880 @ 24.99%, $840 @ 24.99%, and $1076 @ 24.50% Two "big" cards - these are my largest hurdles to paying off my debt: $5228 (Discover) @ 23.99% and $4300 (MasterCard) @ 24.99% Two "small" cards: $394 @ 9.49% and $302 @ 14.99% Borrower added on 11/22/10 > My credit card debt consists of the following: Three retails cards: $880 @ 24.99%, $840 @ 24.99%, and $1076 @ 24.50% Two "big" cards - these are my largest hurdles to paying off my debt: $5228 (Discover) @ 23.99% and $4300 (MasterCard) @ 24.99% Two "small" cards: $394 @ 9.49% and $302 @ 14.99%

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,695.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
hi, i'd like to fund your loan since USC is a very stable employer and you have a great payment history, but am a little concerned about your income and expenses in california. is there any chance of getting a pay increase in the near future? i thought USC paid very well, what is your job? also what is your educational background? do you have a degree and from what school? what is your take-home pay after tax and what are your rent, and other expenses? thanks and i really do hope you manage to work your way out of this debt hole. sounds awful right now :(	Hello; that's a very relevant question and the lucky answer (for me) is that I live in a very rural area at a field research facility with employer-subsidized housing. The other advantage of living in a rural area is there are few temptations in terms of spending; no movies, no shopping, no Starbucks . . . the only downside is food costs are higher. After studying biology abroad for four years I have been working in environmental education since 2003; my passion is getting people excited about the environment through outdoor recreation - I love my job! My income last year after taxes was $29759. I pay per month: $225 in rent, $60 - $80 in electricity, $20 - $40 in water, and $200 - $300 in food (nope, no phone bill & I don't have TV); depending on if I have a "stock-up" trip to Costco or not (usually once every two months I stock up). In addition, I pay about $125 per month for health care (USC has amazing benefits) and contribute $150 per month to my retirement account (again, USC is amazing - they match retirement contributions). Thanks for the positive wishes; like I said, I am committed and feel really positive about this loan.
-What do you do at University of Southern California? -Please provide a list of the debts that you will payoff with this loan. Thanks.	I work in Environmental Education and Outreach; that means I get people excited about learning about science and the environment through hands on and outdoor activities. The debts I will pay off are all credit cards; I have just over $13,000 in credit card debt (two "big" cards about $5000 ea, one card with a low limit, and a few retail cards). My plan is to pay them off, and then close one at a time all the retail cards, the low-limit card, and one of the "big" cards. The remaining card I will keep to maintain a credit rating. I accrued most of this debt when I was na??ve about how credit cards worked; that's not an excuse, just an explanation. Now I understand how it works and getting a loan with a lower percentage rate will help me accomplish my goal of becoming debt free in three years. Thanks for your time!
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Hello there, I have added the balances and interest rates of my credit cards to my loan description; please look there. What has occurred to avoid accruing new debt? A couple of things will help prevent from from accruing new debt. First, my payments on this loan will be about half what I am paying now on my credit card debt; so I will have more cash on hand and less need for credit. Second, I have learned; I made a couple of mistakes but now have an understanding of how credit works, and what I need to do to become debt free.
You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I anticipate paying off the loan in the three years allocated at monthly payments of $464 per month. $464 per month is very doable for me; allowing me enough income to save and pay my monthly expenses comfortably.
I was going to pass by your loan because your payments are almost a sixth of your income, which is very high (I usually only contribute to loans in which the payments are one tenth of the borrower's income), but I'm now on the fence because it does sound like you are able to keep your monthly expenses very low. I am self-employed and saving for a modest retirement, so it is very important to me that you are able to pay this loan back. Can you convey to me the chances of you being able versus not being able to make your payments on this loan? I love the fact that you work in environmental education (which is also very important to me), so I want to help, but I also need to know that you'll be able to make these payments. Thanks for your time! :)	Hi there, I see no reason why I would not be able to make my payments; I would not have started this process if I thought otherwise. In addition to keeping my monthly expenses low and having a secure job; I do have access to my retirement account in an emergency . . . enough for more than a year of expenses (as they are now; which include my high-interest rate payments - my monthly expenses will actually go down if I get this loan). In addition, I have very good health care; unforeseen health issues of course being an area where people can get into hot financial water. Lastly, I am not planning on making any big purchases; I do not want a car, TV, etc. . . I am taking this loan & turning around and paying off my cards and then buckling down for the next three years to get my debt paid off. Thanks for your questions and for considering my loan.
Hello there, What do you do at University of Southern California? Thanks.	I work in Environmental Education and Outreach; that means I help the University reach out to the rest of the community (not just undergraduate USC students) such as Senior Citizens and school children and help them learn about the environment in an experiential way. For example, instead of talking to a classroom of kids about an issue in the classroom, they experience the topic through hands-on and often active activities, such as collecting soil samples throughout a hike. It's a fun job & I love it!
Have you shredded All the credit cards now and if not, will you?	Yes, all but one, in fact all but a couple were already shredded for years now . . . that was what actually made me realize how long it was taking me to pay off these debts. I plan on keeping the one card with a low limit ($1000) open for emergencies. That card is through my credit union, has a lower interest rate, and is connected to my saving account which I make (very) modest contributions to bi-monthly; i.e. if on the very rare chance I ended up in a situation where my bank card did not work, I could use my emergency card, be able to pay it off, and not miss a payment on this loan. This card would be for emergencies only; I am very committed to being debt free.
Hi Couple of questions: 1. ) Please list all your debts (all open Credit Lines), APRs', outstanding balances, monthly payments for each, durations and please highlight the debt that is going to be paid-off/adjusted with this loan. 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses?	1. Please see my loan description, where I have added information regarding balances & APRs. My current payments for all my credit cards (I never make less than a minimum payment on any individual card) have averaged $945.50 per month over the course of the last 12 months. All of my credit cards will be paid off with this loan. 2. My income last year after taxes was $29759. I pay per month: $225 in rent, $60 - $80 in electricity, $20 - $40 in water, and $200 - $300 in food (nope, no phone bill & I don't have TV); depending on if I have a "stock-up" trip to Costco or not (usually once every two months I stock up). In addition, I pay about $125 per month for health care (USC has amazing benefits) and contribute $150 per month to my retirement account (again, USC is amazing - they match retirement contributions). No medication, no alimony, no children. My retirement (roth) account is also my emergency savings account and could cover me for about one year in expenses, in addition I have a small savings account (at about $5000 right now) that I contribute to when I can afford it. Thanks for your questions!
Thanks for providing all this detailed information. It inspires investor confidence and helps save time as we browse through loans to fund. I'm going to fund this loan, but in the loan description you might want to specifically list each credit card that you have, along with the balance and interest rate. This will make it easier to see all the relevant information at a glance.	Hi there, Thanks for the tips. I have updated my loan description to include balances and APRs. Thank you for funding my loan, I really am committed (and excited) to becoming debt free!
I will fund your loan. Primarily because I am impressed with the depth and detail of your loan description and answers. And your patience with all the repetitive questions. I appreciate borrowers who take the time to use proper grammar and spelling. Some people write like they are useing twitter. That's not a good idea when your asking for a loan. Good luck.	Thank-you!

Member Payment Dependent Notes Series 617381

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617381	$12,000	$12,000	14.46%	1.00%	November 24, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617381. Member loan 617381 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,837 / month
Current employer:	University of Florida	Debt-to-income ratio:	9.76%
Length of employment:	10+ years	Location:	Gainesville, FL

Home town:
Current & past employers:	University of Florida
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > This is a rock solid opportunity for an investor. I am a 30+ year employee of the State of Florida and will not retire for another 8 to 10 years. The proceeds of this loan will add a very modest family room addition on to our home. If I can answer any questions, I am happy to.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1982	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	9	Months Since Last Delinquency:	4
Revolving Credit Balance:	$57.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the University of Florida?	I prefer to not specifically identify my job, but I have been in a leadership role for over 30 years.
Please explain each of the recent delinquencies?	We had someone copy our debit card number (most likely at a restaurant) and used it to clean out our checking account. Thus, we had to open a new checking account at the same bank. By the time we got the fraud cleaned up and reported the new automatic draft number to the mortgage company, they had already tried to post a payment to the old account number and it did not clear the bank. We corrected that payment within 24 hours of it hitting the old account, but, by the time we knew the payment had been attempted on the old account and we got it corrected, too many days had passed and it was reported as a late payment. Very painful....
Why two delinquencies in the last two years?	Both delinquencies were on our mortgage, not any of our other accounts. Both delinquencies were on our mortgage and both due to automatic draft failures...one because we had to close one checking account due to debit card fraud and open another one and the mortgage payment hit the old account before we got the new one opened, and the second was due also to automatic draft. We had entered the wrong account number in the automatic draft selection of our on-line mortgage account. Both failed payments were corrected, but, because we did not know about them for 25 and 31 days respectively, they were reported late before we could correct them. Very painful as, in both cases, we fully believed we had made successful automatic draft payments in a timely fashion. Thank you.
Are you able to have your income verified?	Absolutely, my income is 100% verifiable. Thank you.
Welcome back for another LC loan. You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Thank you for the welcome back. I do anticipate holding the loan for the full three years. Thank you.
Just curious, but being such a high earner, why wouldn't you wait 1-2 months and pay cash for your home improvements?	I have a contractor and team on board that are, like many, hungry for work and can, therefore, get the addition done for significantly less than I normally could. However, they would like to start right away as they have a cash flow crisis they are solving. This is a longtime local company of the highest ethics, so I am looking forward to this being a win-win deal for both this contractor and me. Thank you for the inquiry.
Were you able to catch the person who cleaned out your checking account? Did they make a purchase that could be tracked, or somehow manage to get cash out of the account with just the debit card number? Regarding this loan, it looks like your credit report lists only $1000 of credit (of which $57 is used) on 7 open credit lines. Is this accurate, and if so, why is it so low? I understand that your credit score is low because of the recent delinquencies, but do you not have credit card accounts with high credit lines from beforehand? Thanks for all the information.	Unfortunately, no, despite the fact that all of the fraudulent charges were made less than 150 miles from us. Bank of America told us that they do not even investigate fraud that is not in the hundred thousand dollar range. Sad commentary on the times we live in. We only have a credit card for our teenage children's occasional use and we keep that limit to $1000. This card is used for pre-approved expenses such as an occasional tank of gas, a movie ticket here or there, or a dinner out treat. The other credit accounts are for specific items like car purchases and mortgage, so we only borrowed as much as the cost of the item, thus, no large open credit line. Thank you for your inquiry.

Member Payment Dependent Notes Series 617463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617463	$10,000	$10,000	6.17%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617463. Member loan 617463 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Baptist Health Medical Center-LR	Debt-to-income ratio:	1.55%
Length of employment:	10+ years	Location:	Jacksonville, AR

Home town:
Current & past employers:	Baptist Health Medical Center-LR
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,279.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Just a few questions... What is the purpose of this loan? Do you have other debt besides the 4200 in revolving credit? What is your job?	Additional federal taxes due to insufficient withholding. Withholding has been adjusted. Other debt would be my mortgage. Job is in health care.
What is the purpose for this loan?	Additional federal taxes due to insufficient withholdong. Withholding has been adjusted.
What do you do at Baptist Health Medical Center-LR?	I'm a department director
What are your monthly expenses?	Monthly expenses other than mortgage and two credit cards listed on my credit report Electric $75 Water $56 Phone $15 Cable/Internet $127 Gas $73 Wireless $74 Food $600 Car Insurance $151 Gasoline $300 Total $1,471
Can you please list all current debts, including balances, interest rates, and monthly payments, and say which you will be paying off with this loan (if any)? How much do you owe in federal taxes? Why was there insufficient withholding if you've been at the same job for over 10 years?	I will not be paying off any debts with this loan other than the $10,000 in federal taxes I owe. Lending Club has reviewed my credit report and found it accurate. I had owed $18,000 in federal taxes and have paid $8,000 but when I discovered Lending Club, I thought I could get a better interest rate than what Uncle Sam was charging me. I could also go to the bank and get a loan but not at Lending Clubs interest rates. I have been at my current job for 41 years and my withholding was insufficient because of financial changes and I neglected to increase my withholding because I thought it was temporary but it has been better than I anticipated. If that is not enough information in a public forum, I apologize.

Member Payment Dependent Notes Series 617636

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617636	$15,000	$15,000	13.72%	1.00%	November 30, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617636. Member loan 617636 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	NOHO Modern Inc	Debt-to-income ratio:	12.64%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	NOHO Modern Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > I have a very secure job as the gallery director of an art/design gallery and have worked there for 3+ years. My salary is only going to go up from here on out, and this loan is my opportunity to be out of debt in just 3 years, which I never thought possible. My debt is mostly from putting myself through college and I have spent years paying just the minimum because that is all I could afford. Now I'm in a better place financially and am committed to getting out of debt as quickly as possible. I hope to make larger payments when possible, and contribute Christmas bonuses and the like to pay off the loan more quickly than 3 years. I appreciate your help very much.

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	45
Revolving Credit Balance:	$19,689.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 617670

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617670	$7,500	$7,500	6.17%	1.00%	November 26, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617670. Member loan 617670 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Kmart pharmacy	Debt-to-income ratio:	2.40%
Length of employment:	10+ years	Location:	Georgetown, KY

Home town:
Current & past employers:	Kmart pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > I am a pharmacy manager at a stable high volume Kmart pharmacy. I have held the same position for 18 yrs and am salaried at 110,000.00 The reason we are taking out a loan is to educate my 16 yo daughter on the process. We have decided on a Mazda 3 touring sedan and have agreed on a price of 13000. The car could have been paid for in cash but we agreed to let her take some of the financial burden and place a loan of 7500 under my name. My family has lived in same house for 15 yrs and my wife is a pharmacist also and the loan is educating/responsibility loan not a loan of necessity. Thanks

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Kmart pharmacy?	Pharmacy manager
What is the purchase price of the vehicle that you intend to purchase?	Type your answer here.13300

Member Payment Dependent Notes Series 617686

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617686	$25,000	$25,000	14.46%	1.00%	November 29, 2010	December 1, 2015	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617686. Member loan 617686 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	BT Radianz Americas	Debt-to-income ratio:	10.71%
Length of employment:	10+ years	Location:	West New York, NJ

Home town:
Current & past employers:	BT Radianz Americas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,418.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please send in income verification documents to Lending Club, support@lendingclub.com Investors will be more confident about funding your loan.	Hello, Lending Tree has already confirmed my income and have not requested any additional verification.
Please list hte balances, APRs, and monthly payments for the debt you intend to consolidate with this loan. Also, what do you do for BT Radianz? Thanks!	Hello, my debt totals to the amount I am asking for. The APR's range from 13.90% - 16.990%. With the loan I will be able to lose my debt without paying the excess interest fees. I am a Senior Network Analyst within my company. Thanks
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have great credit 725+ but also have an underwater mortgage. Therefore I cant refinance at a lower rate. Hope this answers your question.
LC apparently does not have enough information if you want the loan you have to put the effort in to make sure that you have all the paper work in to get "approved" on your review and income verified. If you don't make the effort why should we lend you the money?	Excellent point. I called in a asked if any additional information was needed. I was told no. I have recently submitted the verification information. Thank you for your interest.

Member Payment Dependent Notes Series 617728

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617728	$1,200	$1,200	9.62%	1.00%	November 24, 2010	December 1, 2013	December 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617728. Member loan 617728 was requested on November 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Cardinal Health	Debt-to-income ratio:	13.56%
Length of employment:	2 years	Location:	SAN PABLO, CA

Home town:
Current & past employers:	Cardinal Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,647.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 617877

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617877	$8,500	$8,500	9.99%	1.00%	November 30, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 617877. Member loan 617877 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,600 / month
Current employer:	County Waste	Debt-to-income ratio:	13.53%
Length of employment:	5 years	Location:	West Coxsackie, NY

Home town:
Current & past employers:	County Waste
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,258.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at County Waste?	I pretty much run the Commercial Dispatch Department, but my official title is Administrative Assistant, my brother is also part owner in the company.

Member Payment Dependent Notes Series 618005

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618005	$12,000	$12,000	12.61%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618005. Member loan 618005 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	TROPICANA	Debt-to-income ratio:	1.38%
Length of employment:	1 year	Location:	miami, FL

Home town:
Current & past employers:	TROPICANA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	15
Revolving Credit Balance:	$410.00	Public Records On File:	0
Revolving Line Utilization:	5.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. A few questions. What do you do for Tropicana? How much equity do you have in your home? What will the loan $ be used for? What does SVZG mean? Thanks, and good luck with your loan!	Hi. Well i'm a sales rep for Tropicana gatorade and quaker oats, i make comission salary and overtime.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	hi, i hold a title of a townhouse with my father and is paid in full. current market value now would be about 130,000

Member Payment Dependent Notes Series 618059

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618059	$10,000	$10,000	12.61%	1.00%	November 29, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618059. Member loan 618059 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,900 / month
Current employer:	n/a	Debt-to-income ratio:	3.56%
Length of employment:	10+ years	Location:	Miami, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > Wanting to get out from under these extremely high Credit Card interest rates and now they wanting annual fees. Thank You

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	71
Revolving Credit Balance:	$7,878.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer?	Megalinx Corp in Florida
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Terms are Credit card terms with excessive interest rates. Not sure what you mean by the 2nd question
What actions have you taken, other than requesting this loan, to reduce your debt and maintain it at a lower level, moving forward?	Only this loan
Are you planning to use your credit cards as before? In other words, will you have increased your credit card balance again in a few months/years? Or did you change your financial budgetting?	No want to eliminate majority of them.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you for your investment. I assure paying you back will not be a problem.

Member Payment Dependent Notes Series 618067

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618067	$3,600	$3,600	6.91%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618067. Member loan 618067 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	2.35%
Length of employment:	< 1 year	Location:	San Jose, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > We are very stable people , this is a great investment.... we want to pay our credit card debt off fast rather then forever....we have great credit and have every intention of making our monthly payments. thanks

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,763.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What line of work are you in?	I do computer support for small businesses.

Member Payment Dependent Notes Series 618115

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618115	$5,000	$5,000	9.99%	1.00%	November 24, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618115. Member loan 618115 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	PEARLMAN BORSKA AND WAX	Debt-to-income ratio:	4.46%
Length of employment:	4 years	Location:	NORTH HOLLYWOOD, CA

Home town:
Current & past employers:	PEARLMAN BORSKA AND WAX
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > I would like to consolidate my car payments and other bills into one monthly payment. Also, I purchased a time share at a high interest rate which I would like to lower.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$249.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for PEARLMAN BORSKA AND WAX?	I am a Paralegal...
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Below are my other monthly expenses: 1. Rent/Utilities: $1,000 2. Car: $147 3. Ins: $100 4. Gas: $100 5. Credit: $150 6. Food: $200 My husband pays for the phones, and the other half of the food, etc...

Member Payment Dependent Notes Series 618122

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618122	$5,500	$5,500	8.88%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618122. Member loan 618122 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	9.76%
Length of employment:	n/a	Location:	charlotte, NC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > need the loan to pay in full for the jeep that i would like to bye

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,674.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Source of income? Thanks	service industry

Member Payment Dependent Notes Series 618139

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618139	$5,500	$5,500	10.36%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618139. Member loan 618139 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Silverado Resort	Debt-to-income ratio:	23.60%
Length of employment:	5 years	Location:	PETALUMA, CA

Home town:
Current & past employers:	Silverado Resort
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > My job is stable. Ive worked here for almost 5 years now! I live on my own, support myself and I need a vacation! I pay all my bills on time and I've never once been late.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,409.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Silverado Resort?	I am an audio visual technician. I deal with all the sound, lights, screens for all the events like weddings, concerts, meetings and fundraisers, wine tasting. Basically, you name it and we do it.

Member Payment Dependent Notes Series 618169

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618169	$1,000	$1,000	10.36%	1.00%	November 26, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618169. Member loan 618169 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$880 / month
Current employer:	Kirby Bar and Grill	Debt-to-income ratio:	13.18%
Length of employment:	7 years	Location:	Grand Haven, MI

Home town:
Current & past employers:	Kirby Bar and Grill
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Kirby Bar and Grill?	Supervise employees during food preparation times and during normal hours of operation. Line cook
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I live at home with my parents and pay no rent, I have lived in this house for 22 of 23 years.

Member Payment Dependent Notes Series 618208

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618208	$2,800	$2,800	6.54%	1.00%	November 24, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618208. Member loan 618208 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Diaz Supermarket	Debt-to-income ratio:	10.92%
Length of employment:	5 years	Location:	Miami Beach, FL

Home town:
Current & past employers:	Diaz Supermarket
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > This loan is in order to pay off all my debt and to make it into one easy monthly payment instead of several small payments. I have never missed a payment on any debts and have been manager in the company I work for 5 years. I am actually the longest running worker there since the company has been bought 3 years ago and I am the only worker that was kept from the previous owners. Borrower added on 11/18/10 > I will also add that I am asking for this loan in order to have a lower rate in order to save money. My current rate on my cards are over twice the amount being offered here. Thank You for your time, please ask any questions you may like.

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,037.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 618239

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618239	$8,000	$8,000	9.99%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618239. Member loan 618239 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	lowes	Debt-to-income ratio:	15.65%
Length of employment:	2 years	Location:	SKIATOOK, OK

Home town:
Current & past employers:	lowes
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,939.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at lowes and where did you work before that?	I work in receiving at Lowes. Before I worked at penyold running a cnc machine
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1.no i dont 2.no it is in my parents name 3. no 4 i dont know 5. 33years

Member Payment Dependent Notes Series 618276

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618276	$2,650	$2,650	14.83%	1.00%	November 24, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618276. Member loan 618276 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,458 / month
Current employer:	Piccadilly Inn	Debt-to-income ratio:	6.27%
Length of employment:	5 years	Location:	Fresno, CA

Home town:
Current & past employers:	Piccadilly Inn
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > I have been employed with the same company for almost 5 years I pay my bills on time I would like to pay off a high interest rate loan along with some other bills

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,866.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Piccadilly Inn?	Payroll Manager
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	I live with another person, he contributes to the household, Our incomes are separate.
Hello! For each loan you plan to pay off with this loan, please list 1) the type of loan (credit card, car payment, etc); 2) the APR; 3) The amount you actually pay each month (not the minimum required amount, unless that IS what you pay)	Personal loan 299.00 135% daily Auto loan 86.00 10.99 APR

Member Payment Dependent Notes Series 618343

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618343	$15,000	$15,000	14.83%	1.00%	November 24, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618343. Member loan 618343 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Trinity Lfiestyles Management	Debt-to-income ratio:	15.56%
Length of employment:	2 years	Location:	Gainesville, GA

Home town:
Current & past employers:	Trinity Lfiestyles Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > Recently married, new house, car paid.....three years and debt free except for the mortgage and then we are going to work on that!

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	35
Revolving Credit Balance:	$13,467.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Trinity Lfiestyles Management and where did you work prior to that?	I am the Executive Chef in charge of two facilites for Assisted and Independent Living. Before this, I worked for 6 years as the Executive Chef at a megachurch in Lexington, KY. Thanks!
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	We owe Discover $5900, Household Bank $4700, and Citifinancial $3000. When we pay these, we are going to close the accounts. These totals were created from our wedding which was on October 16! :-) and from assorted expenses involved with purchasing our home. We also owe Home Depot $750 and plan to pay that and keep that account as we fix up our home. The total minimum payments for these are $330 but we always pay more.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We only have one mortgage loan and no Home Equity Lines of Credit or any other liablilites concerning the home. The assesment that was done on the home and land was $271K. We purchased the home and closed in February taking advantage of the tax credit and such with an FHA loan that we owe $204, 045. After we pay off and close the credit accounts, I am in talks with a Mortagage company to see if financing to a 15 year plan would be feasible. Although we are at a 5%, the bank we work with is also willing to help in refinancing if the 15 year term is not feasible so that we can at least save on interest. After we pay the Lending Club loan, then we will begin working on the principle on our home. Our goal is to be totally debt free in 6 years. Thanks!

Member Payment Dependent Notes Series 618421

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618421	$4,800	$4,800	13.35%	1.00%	November 26, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618421. Member loan 618421 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	dunkin dunuts	Debt-to-income ratio:	12.28%
Length of employment:	10+ years	Location:	hampton, NH

Home town:
Current & past employers:	dunkin dunuts
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	22
Revolving Credit Balance:	$1,358.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at dunkin dunuts?	Type your answer here. yes for 11 year mi another job y Ihave the some time state park. new hampshiere to working

Member Payment Dependent Notes Series 618465

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618465	$12,800	$12,800	12.61%	1.00%	November 29, 2010	December 2, 2015	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618465. Member loan 618465 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	ORLANDO REGIONAL MEDICAL CENTER DPH HOSP	Debt-to-income ratio:	9.02%
Length of employment:	5 years	Location:	WINDERMERE, FL

Home town:
Current & past employers:	ORLANDO REGIONAL MEDICAL CENTER DPH HOSP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,942.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at ORLANDO REGIONAL MEDICAL CENTER DPH HOSP?	Type your answer here. REGISTERED NURSE
Please verify your income with lendingclub ASAP. Based on past observation, the day that you do, your loan will fund completely.	Type your answer here. 60,000-80,000 ANNUAL
I mean, please send lendingclub your paystubs or whatever they require to verify your income. If you send in this info people will happily contribute to your loan.	Type your answer here. Paystubs will be sent tonight. Thanks.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Type your answer here. Full 5 years. Thanks for the question.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? How much do you owe on your mortgage include any 2nd or heloc? What is the current market value of your house? What have you changed in your life style to keep from racking up $7K in debt? What is your monthly budget? Please itemize	Type your answer here. approx owe 8000.00 credit cards, 2000.00 in student loans, no other debt. Would like to apply loan to credit card. No mortgage payment, just rent with family 400.00 mo. No lifestyle changes other than helping my son get through med school.
Please list balances, APRs, and monthly payments for the debt you intend to consolidate with this loan. Thanks!	Type your answer here. I have 2 credit cards with combined total of 8000.00. APR 21%. Monthly fluctuates from 350.00 to 400.00. Thanks.
What are your total monthly expenses?	Type your answer here. varies from 2,300-2,700, thanks for your inquiry.

Member Payment Dependent Notes Series 618484

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618484	$4,750	$4,750	12.23%	1.00%	November 24, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618484. Member loan 618484 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	Senior care of colorado	Debt-to-income ratio:	15.55%
Length of employment:	3 years	Location:	aurora, CO

Home town:
Current & past employers:	Senior care of colorado
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > paying off 3 credit cards and the rest used for some purchase's

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,768.00	Public Records On File:	1
Revolving Line Utilization:	64.70%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Senior care of colorado?	Triage Nurse

Member Payment Dependent Notes Series 618530

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618530	$1,500	$1,500	6.91%	1.00%	November 24, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618530. Member loan 618530 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,350 / month
Current employer:	Grand Rapids Building Service	Debt-to-income ratio:	0.74%
Length of employment:	2 years	Location:	Trenton, MI

Home town:
Current & past employers:	Grand Rapids Building Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > I have a very good credit history. I am applying for this loan for debt consolidation to pay off a line of equity at my credit union which has an interest rate of 15.00%. I have a very stable job and income.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$179.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 618544

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618544	$6,000	$6,000	9.25%	1.00%	November 29, 2010	December 5, 2015	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618544. Member loan 618544 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	nassau county fire marshal	Debt-to-income ratio:	6.99%
Length of employment:	10+ years	Location:	ROCKVILLE CENTRE, NY

Home town:
Current & past employers:	nassau county fire marshal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,973.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with the nassau county fire marshal?	I work in the fire rescue division of the fire marshal's office basically we are the fire,ems and rescue dispatch for the entire county. I've worked there for 10 years
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I did have one with my ex wife who im still listed on it but im an not held responsible in anyway and have a divorce document signed by a judge in new york state that states im not responsible for the house or the mortgage on it. She is in the process of getting a new mortgage on it. And last i live with my parents and do not pay rent or owe on a mortgage.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	I'm paying off credit cards to get married in February, I plan on borrowing 6,000

Member Payment Dependent Notes Series 618580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618580	$2,000	$2,000	6.91%	1.00%	November 30, 2010	December 2, 2013	December 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618580. Member loan 618580 was requested on November 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,250 / month
Current employer:	popple river manufacturing	Debt-to-income ratio:	6.88%
Length of employment:	10+ years	Location:	CHICAGO, IL

Home town:
Current & past employers:	popple river manufacturing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/18/10 > buy new computer

A credit bureau reported the following information about this borrower member on November 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,182.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 618682

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618682	$8,000	$8,000	10.36%	1.00%	November 30, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618682. Member loan 618682 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Jenny Craig	Debt-to-income ratio:	17.12%
Length of employment:	10+ years	Location:	Rochester, NH

Home town:
Current & past employers:	Jenny Craig
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I plan to use this loan to invest in my business. I have been working for the same employer for 16 years and I have recently become a partner in the company. My income will be increasing due to my investment in the business and I have a good credit score which makes me a good borrower. My personal monthly income before taxes starting in January 2011 is $7500. My household income would include another $4000 gross contributed by my husband. We have a mortgage and two car payments equaling $2200 per month. We have credit debt and monthly utilities but will have plenty of money to ensure that the loan is paid on time every month. Thank you for your consideration. Borrower added on 11/24/10 > I am using this loan to invest in my business but to be more personal, this loan will help me get a little bit closer to accomplishing my dream. I started with the company making about 8 dollars an hour and through my hard work and dedication I am now able to be one of the owners of the business. This is what America is all about. I believe in addition to my stability with my job and good credit that the biggest reason I am a good borrower is my integrity and character. I believe in following through on my words and promises. I have strong Christian values and I believe in doing the right thing even when it is not the easiest thing. None of this matters to those who only look at numbers on paper but maybe it will matter to a few of you. Thank you again for helping me accomplish my goals.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	13
Revolving Credit Balance:	$29,708.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Jenny Craig?	I have worked for the company for 16 years and I run two of the franchised Jenny Craigs. I am the head of all management, responsible for training, development of staff and the moving the company's key metrics to ensure we have an increase in deposits.
How can you say you will have "plenty" of money to ensure the loan will be paid on time when you show that you already have 13 mos. since your last delinquency? How do I know you will not default again on your loan?	Type your answer here.That's a great question. I have received a pay increase which will help me not default and I have spent time learning how to be a better money manager. I have been educating myself with business books and have a business mentor who has been teaching me how to better balance my business life with my personal. The default was not because I had insuffient funds but I was focusing so much on my work environment that I neglected to get a bill out on time.

Member Payment Dependent Notes Series 618757

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618757	$6,000	$6,000	9.25%	1.00%	November 26, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618757. Member loan 618757 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Morse Communications	Debt-to-income ratio:	18.86%
Length of employment:	10+ years	Location:	MELBOURNE, FL

Home town:
Current & past employers:	Morse Communications
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,495.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list all of your debts, including balances, interest rates, and current payments, and say which of them you'll pay off with this loan? Also, what is your job at Morse Communications, and how stable is it?	Chase 1700.00 Apr 29.99% Due from Economy Citifinancial 2300.00 Apr 29.99% Due from economy Been with Morse Communications for about 11 years And is Very stable Installing and repairing fiber optic telephone cables.

Member Payment Dependent Notes Series 618770

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618770	$6,300	$6,300	13.72%	1.00%	November 26, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618770. Member loan 618770 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,227 / month
Current employer:	City of Fresno	Debt-to-income ratio:	8.59%
Length of employment:	3 years	Location:	Clovis, CA

Home town:
Current & past employers:	City of Fresno
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > This loan will enable me to pay off some low balance credit cards which includes recent emergency dental work that I had to have done. I will also be paying off legal fees for a recent divorce. Consolidating and making one loan payment will reduce my monthly payments by 5x's. My net income, including child support, is approximately $3500/month. I am faithful in paying my bills and I track my finances weekly, as I believe in knowing exactly where I am at all times. I also have a monthly credit check monitoring program that informs me of my credit status, any changes that may (or may not) occur and also helps catch any possible fraudulant activity or identity theft issues. Monitoring my finances weekly also allows for me to stay ahead of the game so-to-speak, should anything unusual arise. I can then make necessary adjustments to ensure that all accounts, bills, etc remain current/get paid. My job is very stable. I am the Exec Asst/Office Manager for a newly developed division of the organization I work for. We are Council, City Manager and Mayor approved and no budget/layoff issues affect our office. I am grateful for your consideration. This loan would ease my mind as the main provider and allow me to refocus on moving forward with the rebuilding of our lives. I am blessed to have been referred to you through Crown Ministries. Thank you!!

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,820.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I see you have a mortgage. How much is owed, what is monthly mortgage payment? Do you plan on keeping this or downsizing? Thank you.	I owe just over $154,000. Monthly payment (including taxes & insurance) is $1120.78. I do plan on keeping it as I just bought it in May. The stability of a home is important for my kids which is why I'm seeking this loan. The main monthly financial burden for me is the legal fees from my divorce. I'd like to keep my finances in tact, relieve the stress and move on for my family's sake.
Please provide a complete monthly budget so I can assess your ability to repay this loan. Please include net family income ALL expenses (including food, transportation, clothing, medical, household items, etc.), not just monthly bills. Thank you.	Net income: $3537.44 Mortgage: $1120.78 (incl taxes/insurance) Utilities: $70 Electricity/Gas: $120.00 Hm Ph/Internet: $60 Cell: $180 Cable: $105 Yard: $60 Fuel: $200 Food: $500 Prescriptions: $10 Clothes: $60 Credit Cards: $155 Car Pmt: $209 Car Insurance: $70 Attorney Fees: $500 This leaves me with approximately $117 a month for unexpected expenses i.e...co-pays if we go to the doctor, need extra prescriptions should we get sick, etc. I also have a senior in high school and have senior expenses coming at the beginning of the year. By recieving this loan, I will eliminate attorney fees and credit card payments, a total of $655 a month. Not only will I be able to pay this loan, I will be able to replenish my savings. Thank you for your question All medical, dental and vision premiums are taken from my paycheck.
I'm going to participate in your loan, but I would like to see you cut your cell phone bill. $180 per month is obscene, in my opinion.	This cell bill is for a family plan...3 phones. Our shared minutes are at the bare minimum. If i lowered my plan I would then incur overage charges for minutes. That would be far more expensive than keeping the plan as is.
Interesting in funding but need the following :Please contact lending club and verify your income , should show a check mark next to it after income has been verified	The information that was requested has been emailed to the Lending Club team. Thank you
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$154,243 balance. No HELOC and approx $194,000

Member Payment Dependent Notes Series 618843

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618843	$6,000	$6,000	21.14%	1.00%	November 29, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618843. Member loan 618843 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	IGT	Debt-to-income ratio:	1.27%
Length of employment:	3 years	Location:	Richland, NJ

Home town:
Current & past employers:	IGT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > I am looking to pay off and consolidate debt in order to accept a new position at my company. The promotion will include a relocation so I will have to sell my current home and buy a new one.. Borrower added on 11/21/10 > This loan will also allow me to save $400 per month.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	11
Revolving Credit Balance:	$3,918.00	Public Records On File:	1
Revolving Line Utilization:	60.30%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you going to be using Dave Ramsey's book to pay down this debt.	No, this % rate and amount will help to consolidate all outstanding debt and pay off quicker. I am currently locked in at 29 % rates for all credit cards which wold take me longer to pay off if I just made minimum monthly payments. I am not familiar with Dave Ramsey's book, maybe you can provide information.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance of my loans are $144 k and it was appraised at $180K
What's on your public record 7 years ago? And the nature of your two delinquencies 11 months ago?	My public record is a bankruptcy that I was forced to file since I was terminated from my job due to a Workman's comp claim. (which I won) The two delinquencies were due to a severe illness in which I was hospitalized. I then fully paid the one account off after I missed the payment and caught up instantly on the other.
Is your income amount really $40.00 per month? If so, how could you be in the position that your are in. If you can't make "a go" on that salary how can we trust you to make it on more money? Also, your DTI in unreal can you really live on that? If so, your expenses are extremely low which allows more money to be used to lower your current debt. Since LC did not verify your income I could but can not make a decision. to support your request.	I make 40,000 per year plus my domestic partner makes 35,000 per year
Income listed as $40k/month, but credit balance reported as only ~$4k! Are there any other monthly expenses that prevent you from paying off loans with pure income? If so, can you please list them (by group, not line-by-line)?	40,000 per year plus 35,000 per year from partner.

Member Payment Dependent Notes Series 618909

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618909	$3,600	$3,600	5.79%	1.00%	November 30, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618909. Member loan 618909 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	n/a	Debt-to-income ratio:	17.04%
Length of employment:	n/a	Location:	Lathrop, MO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1964	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,435.00	Public Records On File:	0
Revolving Line Utilization:	16.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Type your answer here.I am retired but have a part time job delivering luggage airlines lose, make about 12,000 or so a year It varies depending on air traffic etc.
You did not list your present employer, where is your monthly income of 3.6K coming from?	Type your answer here To add to my recent answer I have an IRA that gives me about $400.00 a month. This varies depending on market. Most of my credit card debt is actually my grandson's and he pays me $500.00 a month to cover those. I did not include this in my income.

Member Payment Dependent Notes Series 618922

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618922	$8,400	$8,400	9.25%	1.00%	November 30, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618922. Member loan 618922 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Prime Therapeutics	Debt-to-income ratio:	22.47%
Length of employment:	3 years	Location:	Albuquerque, NM

Home town:
Current & past employers:	Prime Therapeutics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > Dear investors, if it would help to secure a loan in time, I fully intend to pay off the debt at a much faster rate than 5 years. I only requested that loan because the payments were not much more than a 2 year which I originally requested. I have excellent credit and a stable, well paying job in healthcare. Thanks for your interest, Sallie.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,187.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
you have good credit, you couldn't find a bank or credit union to do better than the 9.25% here?	Hi, there are a couple of reasons why I chose to go through the LendingClub. One is that our credit union charges a higher rate for a signature loan, over 13%, and a little higher when purchasing a "classic car". The other reason being we wanted to try going through someone other than a traditional lending institution. Thanks for your interest, hope that answers you question.

Member Payment Dependent Notes Series 618958

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618958	$7,000	$7,000	12.98%	1.00%	November 26, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 618958. Member loan 618958 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,016 / month
Current employer:	citibank	Debt-to-income ratio:	10.91%
Length of employment:	2 years	Location:	Bronx , NY

Home town:
Current & past employers:	citibank
Education:

This borrower member posted the following loan description, which has not been verified:

Loan will be used to consolidate 2 credit cards i no longer have in posession as of 10-2010. Monthly expenses are: Rent/ Utilities: 600 Cell Phone: 170 Credit Cards(2): 200 Cable/Internet: 60

A credit bureau reported the following information about this borrower member on November 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,491.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 619038

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619038	$3,500	$3,500	13.35%	1.00%	November 24, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619038. Member loan 619038 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,538 / month
Current employer:	Walmart	Debt-to-income ratio:	23.93%
Length of employment:	2 years	Location:	NORTH PORT, FL

Home town:
Current & past employers:	Walmart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > This loan is being used to consolidate my credit cards that were used during college to make one solid monthly payment while I continue my degree in Criminal Justice. It means a fresh start from my debt to better balance my school, work, and home life. Borrower added on 11/21/10 > I've worked as an Inventory Control Specialist for the past two years for Walmart. I have a budget plan worked out to better view my goals and what I need to do to achieve them. Borrower added on 11/22/10 > My future goals: Pursue a job in Criminal Justice such as a law enforcement officer or criminal profiler, provide for my parents and younger siblings (college funds and retirement funds), and start a family of my own. Some of these goals will be met sooner than others but they will all be met in time. With the help of this loan I can move even faster along the path towards my goals. After my completion of this loan I intend to help others by investing so they might have the same opportunity that was alloted to me if my loan is fully funded. Thank you all for the support and investment. I can assure you will not regret it.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,821.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 619053

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619053	$7,000	$7,000	9.99%	1.00%	November 29, 2010	December 3, 2013	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619053. Member loan 619053 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	DCH Auto Group	Debt-to-income ratio:	15.68%
Length of employment:	3 years	Location:	South Orange, NJ

Home town:
Current & past employers:	DCH Auto Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/19/10 > Just received a promotion and my wife just found a full-time job as well. Next step is to repay small credit card debt at a lower interest rate than the current interest accruing each month from the CC Company. As soon as this loan is paid off we will be buying our first new home.

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	10
Revolving Credit Balance:	$7,519.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you be so kind as to list your new income including your wife's please? (Thank you and good luck)	Thanks for the kind words, I just got bumped from making around $35,000 a year to $50,000 before taxes and my wife's income was $0 last year and now she works part time at a hospital making around $25,000 before taxes. If you have any other questions please don't hesitate to ask. Our only monthly bills are car insurance, food, daycare, and gas. We live with my parents and are saving up to buy a home but we would like to pay off our debt immediately with this loan at a lower interest rate.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I owe $7,000 to Capital One and my limit is $10,500, I am using this loan to pay off my credit card debt immediately. That way I can pay it off at a lower interest rate through the lending club. I pay more than the minimum balance but can't seem to reduce the total amount quick enough thus incurring absurd interest every month. Each month we usually pay anywhere from $250 - $500 a month. The only problem is now we have an extra $1,000 a month we have to pay for a 2 year old son's daycare since my wife just got a job. I work at a BMW dealership as a parts advisor for 3 years now and have worked my way up. If you have any other questions don't hesitate to ask. Thanks, Arnaud

Member Payment Dependent Notes Series 619077

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619077	$9,000	$9,000	16.32%	1.00%	November 29, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619077. Member loan 619077 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Larue County Schools	Debt-to-income ratio:	17.57%
Length of employment:	2 years	Location:	HODGENVILLE, KY

Home town:
Current & past employers:	Larue County Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,818.00	Public Records On File:	0
Revolving Line Utilization:	88.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	2 Credit Cards, 1st is $5,000 monthly payment of $225, 2nd is $3,800 monthly payment of $180. Trying to consolidate these 2 debts into one loan to get out of debt faster. Thanks.
What is your position with the school district?	High School Teacher
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. $112,000 2. $131,200
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	3-4

Member Payment Dependent Notes Series 619086

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619086	$4,000	$4,000	12.98%	1.00%	November 29, 2010	December 3, 2015	December 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619086. Member loan 619086 was requested on November 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	USPS	Debt-to-income ratio:	6.68%
Length of employment:	3 years	Location:	WINSTON SALEM, NC

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > This Loan is to pay of the following Credit Cards/Personal Loans I have accumalated once and for all. Citi- Roughly $4500.00 SECU- $3000 Chase- Roughly $1100 Capital One- $2500 Doctor Bills- Roughly $1500 HH Gregg- Roughly $1600 I have been working on eliminating credit card debt for awhile now and started making some head way by eliminating 2 credit cards with balances over $1000 this year. But due to a car accident I was placed on light duty, only working 20 hours a week. Therefor accumalated more debt due to my paycheck being half the size it used to be. I have been released back to working 40 hours a week for the last month and a half, but not able to collect my lost wages and the rest of my settlement until all physical therapy is done and the doctor visits have ceased. I plan on paying this loan off earlier than the planned 60 months. I just feel like I can make head-way and have peace of mind if my I have just 1 monthly payment rather than 6 monthly payments. It will also save me close to $250 month. Thank You, Brian M

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,508.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi Brian, good luck on the recovery. You list several loans to pay off, but the total of them is much higher than your loan request. Could you please explain where the $4,000 will go to?	I actually requested $14,000.00, Which would cover all, but got an email this morning saying it was dropped to $4,000 because I have a young credit history
Revolving CC balance is 2500. But u have listed CC loans worth far more Please explain ?	Not sure why it says 2500. I have listed all credit cards and balances shown
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	3-4

Member Payment Dependent Notes Series 619209

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619209	$14,650	$14,650	12.61%	1.00%	November 30, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619209. Member loan 619209 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	SYSPRO Impact Software, Inc.	Debt-to-income ratio:	6.98%
Length of employment:	< 1 year	Location:	Irvine, CA

Home town:
Current & past employers:	SYSPRO Impact Software, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	15
Revolving Credit Balance:	$11,977.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 619261

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619261	$6,000	$6,000	10.36%	1.00%	November 30, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619261. Member loan 619261 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	DSI Solutions Inc	Debt-to-income ratio:	17.70%
Length of employment:	4 years	Location:	Marietta, GA

Home town:
Current & past employers:	DSI Solutions Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > Pay Off Credit Card Debt at 16.99% and 27.24%-I really would like to be debt free this will allow me to do that faster!

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is DSI Solutions Inc and what do you do there?	DSI Solutions Inc, is an environmental firm working with air filteration & air pollution for peoples homes & businesses. Despite "the economy" our company has been beating monthly records. I am the exec. assistant to the owner. I hope this helps! Have a great day!
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? How much do you owe on your mortgage include any 2nd or heloc? What is the current market value of your house? What have you changed in your life style to keep from racking up $7K in debt? What is your exact position and job duties with your company? How long in years do you intend to keep this loan? What is your monthly budget? Please itemize Can you submit documentation and get your income verified through lending club? It increases confidence in lenders and will fund your loan faster Thank you	Chase-$1500, (27.24%) monthly minimum is around 50 I typically pay $200 a month. Citi-$4740, (16.99%) monthly minimum is around 110 I typically pay $115 United Financial -4800 (10-12%) $125 a month (used car) -both of our vehicles (97 & 94 trucks) needed replacing-engine bad and the other wouldn't pass emissions. I currently rent therefore have no mortgage. The money would be used to pay off the 2 credit cards, after that the money I use monthly to pay those credit cards will be applied to the car loan-so my budget stays the same until debt is all paid. Lifestyle Changes: A lot of the money was spent on my husband & I's education, and a move that transferred me to a differant state, it took about 6 weeks for my husband to find a job. I also now have a strict budget and have changed it so that we are not living above our means. Our Bills and Budget is 70% the other 30% is to tithe, savings & debt. Job Description-any personal things from owner, monthly customer billing, Manage differant departments in office, Schedules, Customer Database, just to name a few. I have been with the owner for almost 4 years now. I checked the box that lending club could verify my income. I hope this helps to answer your questions! Have a wonderful day! Thanks for considering my profile!

Member Payment Dependent Notes Series 619285

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619285	$20,000	$20,000	15.95%	1.00%	November 26, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619285. Member loan 619285 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,958 / month
Current employer:	Hamilton Sundstrand	Debt-to-income ratio:	8.17%
Length of employment:	3 years	Location:	West Hartford, CT

Home town:
Current & past employers:	Hamilton Sundstrand
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > I plan to use these funds to pay off credit card debt which will allow me to free up cash for investments and a better balance on my monthly budget. I've been employed at my current job for 3 years and the company and industry I work in is quite stable and is starting to growing. I work in the aerospace industry. I've always been a good borrower. I pay all my bills on time and I have a good credit rating.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,509.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you provide a detail budget of your monthly expenses including your credit cards?	I have about $5,000 in monthly expenses including mortgage, utilities, insurance payments, credit cards, food, etc.
Hello, What do you do at Hamilton Sundstrand? Thanks!	I'm a manager in the repair, production and manufacturing area.
Do you plan on paying this loan off early, or using the full 3-year term for re-payment?	I plan to pay off early.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$290K is the mortgage balance...do not have any HELOC on the property. Market value is about $390K.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan?	All debt is credit cards: $12,000 - interest rate is 19% (recently increased) $8,000 - interest rate in 15.5% (recently increased) I currently pay about $800 per month in credit card bills combined. Both will be paid off by this loan.
Just wanted to know what positive steps are u taking to make sure you will not accumalete further CC debt as you pay of this loan over the next 2-3 year period since your revolving credit is really high and yopu are saving only about 100$ permonth through this LC loan as against paying CC companies	I've discountinued use of credit cards and I'm now paying all items in cash/ debit cards. My goal is to improve my credit score and this loan will help me to lower my revolving credit.

Member Payment Dependent Notes Series 619290

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619290	$16,000	$16,000	12.23%	1.00%	November 30, 2010	December 4, 2015	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619290. Member loan 619290 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	G. Michael Smith and Associates PC	Debt-to-income ratio:	18.69%
Length of employment:	7 years	Location:	BOGART, GA

Home town:
Current & past employers:	G. Michael Smith and Associates PC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,690.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at G. Michael Smith and Associates PC?	I'm a full time Staff Accountant there.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The market value of the home is about $120,000. It has no HELOC and only one mortgage with a current balance of $88,500.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Around four years.
What are your monthly expenses?	Total monthly expenses including this loan will be less than $1990.

Member Payment Dependent Notes Series 619347

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619347	$8,000	$8,000	12.61%	1.00%	November 26, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619347. Member loan 619347 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Pacific Gas and Electric Company	Debt-to-income ratio:	5.76%
Length of employment:	6 years	Location:	madera, CA

Home town:
Current & past employers:	Pacific Gas and Electric Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > This loan will be to improve the carpetting in my older home as well as other smaller improvements Borrower added on 11/22/10 > The main purpose of this loan is to replace old carpet in my home. I purchased this house (my 2nd) due to a growing family. It is an older home so upgrades were needed. I have been in the home almost 4 months and would like to have the flooring complete before Christmas and family visits. Borrower added on 11/23/10 > I have started the process to get my old carpet replaced. A professional installer came to get the layout and measurements. Next steps are to discuss the contract and install date. We have already settled on color and type of carpet as well as pad.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	55
Revolving Credit Balance:	$8,871.00	Public Records On File:	0
Revolving Line Utilization:	77.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Pacific Gas and Electric Company?	I am a supervisor in a planning department.
Can you please list all of your debts, including interest rates? Also, can you explain the delinquency from 55 months ago?	I have 2 mortgage loans (one home is a rental) rates are 4.75 and 5.5. USAA mastercard - 15.9 USAA Auto - 8.74 ACS Student loan - not sure but never late. Wells fargo CC - 8.75 HSBC (Bose) CC - 0% this is an account with zero interest for 18 months that I have been paying $200 a month on. I will be paying off/closing this with no interest with this loan (it is down to $352). This is where I expect to continue my good paying habits by converting this payment plus a little more into repaying this LendingClub loan. The deliquency from 55 months ago is probably the worst blemish on my credit history and is something I have tried clearing. It was for Bally's Gym. I moved out of their service area and tried to cancel the contract, but obviously went through some trouble getting them the proof they needed to let me out of the contract. I have tried to get thsi cleared a couple of times but no success yet. I hope I have them all covered. I have a credit monitoring feature through my bank. I don't like letting things get away from me.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My current home has a balance of 193,350 with a Zillow estimate of 214,500 ( it appraised at 200 when I purchased in July). My rental has a balance of 140,700 with a Zillow estimate of only 82,000. I got this house for 150,000 before things started to crash like they have and is now my rental which essentially pays the mortgage for it. No HELOC on either home.
Will you be using the full $8000 for carpet and other Home Improvement Projects or will you also be paying down some of the debt that you listed?	I will be doing the carpet and smaller improvements like light fixtures. depending on the carpet quote, which I expect to be very reasonable, I will definitely be using some of the funds to close out other debt. I have not decided on which ones but the higher interest revolving credit card is my primary target.

Member Payment Dependent Notes Series 619353

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619353	$8,400	$8,400	14.83%	1.00%	November 24, 2010	December 4, 2015	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619353. Member loan 619353 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Chamberlin CPA Services	Debt-to-income ratio:	18.04%
Length of employment:	5 years	Location:	Lucasville, OH

Home town:
Current & past employers:	Chamberlin CPA Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,451.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Chamberlin CPA Services?	I am a staff accountant.
HI, I'm interested in funding your loan, but I have a few questions. 1) How much do you owe on your home? Mortgage HELOCs 2) How much is your home currently worth? Use zillow.com for a free estimate 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000 balance, 23.9% APR, $200 per month. There are hundreds of people on Lending Club looking for funding, help your listing stand out by adding a Loan Description. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	I owe $129,000 total on my home. My home was appraised at $164,000 last summer. I am paying off two cards. One has a $5100 balance and the other has a $4100 balance. I have the cash to pay off the difference in what I am borrowing and what is due. I pay $275 between the two cards and the terrible rates on these two cards are 22% and 19%.

Member Payment Dependent Notes Series 619362

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619362	$3,150	$3,150	6.17%	1.00%	November 24, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619362. Member loan 619362 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	UNIT4 CODA	Debt-to-income ratio:	5.38%
Length of employment:	5 years	Location:	Lakewood, CO

Home town:
Current & past employers:	UNIT4 CODA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,303.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at UNIT4 CODA?	I am a Technical Support Analyst for their Software.

Member Payment Dependent Notes Series 619390

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619390	$7,000	$7,000	9.25%	1.00%	November 29, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619390. Member loan 619390 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Infinium Capital Management	Debt-to-income ratio:	8.80%
Length of employment:	< 1 year	Location:	Glen Ellyn, IL

Home town:
Current & past employers:	Infinium Capital Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > This loan will completely pay off 1 credit card currently at 29.99% and pay half of another card currently at 17.22% Borrower added on 11/20/10 > I recently (October 2010) started a new job. I was at my previous place of employment for 5.5 years and only left to pursue this new opportunity.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	37
Revolving Credit Balance:	$20,793.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Infinium Capital Management and where did you work prior to that?	I am a software developer for an in-house trading system. Before Infinium I was at Americaneagle.com for 5.5 years where I held the position of Senior Programmer / Technical Project Manager.

Member Payment Dependent Notes Series 619391

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619391	$5,000	$5,000	5.79%	1.00%	November 26, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619391. Member loan 619391 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	atlanticare	Debt-to-income ratio:	2.26%
Length of employment:	9 years	Location:	atlantic city, NJ

Home town:
Current & past employers:	atlanticare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > I have a stable job in Hospital. I just need some money to fix my house now.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,534.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 619431

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619431	$5,000	$5,000	12.61%	1.00%	November 26, 2010	December 4, 2015	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619431. Member loan 619431 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	National Instruments/Staffmark	Debt-to-income ratio:	8.38%
Length of employment:	< 1 year	Location:	Austin, TX

Home town:
Current & past employers:	National Instruments/Staffmark
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > I am going to use the funds to buy a dependable vehicle, which is one of the highest priorities in my life; therefore, I can assure you that I will not do anything that will jeopardize my ability to pay for the loan. A payment of $112 a month is easily rechable for me, since I have well over $500 monthly in disposable income. I have been personally informed by my boss that my job is very secure for the forseeable future- my performance exceeds their expectations and I have a wide and varied skill-set, including specializations (ability to deal with Government contracts and skilled, specialized knowledge of my company's high tech hardware and software) that are not easily dispensable or replacable. I have never been without work in my adult life, and I also have two Bachelor's Degrees, wich help me to secure my economic future. In addition, I have a large support network of family and friends and a reputation of being an honest, hard-working person.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,259.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at National Instruments/Staffmark and where did you work prior to that?	I am a liason between purchasing agents and our Factory Installation Services Department. National Instruments produces highly customized, reconfigurable data aquisition hardware that is controlled by our one-of-a-kind LabVIEW software, which is a graphical programing environment used by engineers worldwide for test and measurement. Since our hardware is so customizable, each sale requires an extenisive knowledge of our products, which I have. I also spend a lot of time (probably 50%) with government contracts, which also requires highly specialized training (as anyone who has ever dealt with government processes can attest). Before NI, I worked for a local company, Best Vending, as a salesman, and I was a college student (graduated December '08). Before that, I worked four years for Coca-Cola Enterprises in Odessa, TX as a salesman.

Member Payment Dependent Notes Series 619448

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619448	$5,000	$5,000	13.72%	1.00%	November 26, 2010	December 4, 2015	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619448. Member loan 619448 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,250 / month
Current employer:	International Paper	Debt-to-income ratio:	18.05%
Length of employment:	9 years	Location:	Stafford Springs, CT

Home town:
Current & past employers:	International Paper
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	34
Revolving Credit Balance:	$4,713.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at International Paper?	I work with the continuous improvement team - report to divisional manufacturing.
Hi Am interested in your loan, can you answer a few questions: What is this loan for? Why is it called "Xmas Club"? What do you do for International Paper? Do you see any reason you'd leave there within the next 18 months? Thanks!	The loan is basically for some additional monies for the holiday season and some unplanned expenses that hit at the wrong time of year. I work in the continuous improvement team for the division. Job is very secure - have no interest in leaving the company
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Goal is 12 - 18 months.

Member Payment Dependent Notes Series 619503

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619503	$7,000	$7,000	9.62%	1.00%	November 29, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619503. Member loan 619503 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	Elk Grove Citizen	Debt-to-income ratio:	7.20%
Length of employment:	6 years	Location:	SACRAMENTO, CA

Home town:
Current & past employers:	Elk Grove Citizen
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,844.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please describe your monthly budget? And what are you paying off with this loan?	Paying off 2 unsubsidized student loans totalling $6300, one with interest Rate of 19.6% the second 16.7% interest.
What are your monthly expenses (rent, car, food, etc)? Are you the sole earner in your household?	Monthly budget is fairly standard for recent college grad I suppose, I make about 12-1500 a month, rent is 750 but I only pay 1/4 or abOut 190 a month, cell phone around 60 a month, car insurance is roughly 80 a month (pay twice yearly, 485 every 6 months), umm, I spend about 100-200 on gas, and maybe another 100 or so on fOod each month. Student loans are coming due and thats why I wanted to consolidate because my interest rate on both are rather high and my financial advisor at my university (law school) recommended I look to consolidate.
Greetings, Could you answer 762583's question, which states, "Could you please describe your monthly budget?" Thanks!	I did, should post up shortly (if it hasnt already) and to answer another question I'm shooting for 3 years to have this paid off (by no means is 3 years a stretch) and in fact can theoretically pay off the full amount in just under 2 years with no change in my monthly budget, but it would be nice to have the extra cash around for once so feel 3 years was a nice cushion.
TWO questions: (1) What is employer Elk Grove Citizen? and Your position (Job/What you do)? and (2) You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	The elk grove citizen is a local newspaper in town, and at the moment I'm a driver, I work on web design for the various news websites we do, bill and collect money from advertisers and sellers, and also fill in wherever needed. It's a small family owned publishing company that prints several hundred outside publications as well as 5 newspapers directly owned by the company.

Member Payment Dependent Notes Series 619509

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619509	$15,000	$15,000	14.46%	1.00%	November 29, 2010	December 4, 2015	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619509. Member loan 619509 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,083 / month
Current employer:	Orange County Sanitation District	Debt-to-income ratio:	5.21%
Length of employment:	9 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Orange County Sanitation District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > This loan will enable me to put all of my debt into one payment. I have 20yr in my chosen field and 10 years at my current job.I work in waste water treatment and we have not had to lay anyone off at the district that I work for and we have had no pay cuts this year. My salary is 100,00.00 a year. Borrower added on 11/22/10 > Typo it should read $100,000 + annual salary.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,844.00	Public Records On File:	0
Revolving Line Utilization:	74.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and monthly payments for the debt you intend to consolidate with this loan. thanks!	Debt Info Credit Cards: $2,883.87 @ 11.24% $10,961.76 @ 0% till 10/2011 Deferred Comp Loan: $5,021.72 @ 0% Personal Loan: $6,473.26 @ 9.88%
Why would you want to pay off 0% loans with a 14.5% interest rate loan?	In less than a year the credit card will go to 18% and the other debt is tied to my retirement and I want that brought to zero so that I can take full advantage of my investment options in the future. Also the total of all the current payments is more the the payment of the consolidated loan, and I will only have to one payment a month than 4 indivual ones making it easier to manage.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I am anticipating 3-4 years, most likely 4 years.
What is your itemized monthly budget? You mentioned that you have been in occupation for 20 yrs and 10 yrs at your current location. LC has you listed at 9 yrs. Where did you work before and please verify how long you have been working for LA county. Thank You	It will be 10 yeqars in February 2011 for the Orange County Sanition Distric, before current job, 5 years for Montery Regoinal Water Pollution Control Angency and 5 years for Aliso Water Management Angency. The Job changes were for promotion reasons.
If this is "Loan 2" what is Loan 1?	I have a preious loan with lending club.
What was the first Lending Club loan for? Can you give the loan ID? Was it not accepted? You mentioned retirement. When do you plan on retiring? What will your retirement benefits be? What did you mean that your deferred compensation loan is tied to retirement? Why will it help you to bring that balance to 0? You mentioned around $25k in debt, but this loan is only for $15k. Which debts will this loan be used to pay off? Finally, I don't understand why you are requesting this loan. Aside from the 0% debts that you already addressed, why are you paying off 10% and 11% loans with a 14% loan from lending club? You said that you want the monthly payments to be lower, but why are short term monthly payments more important to you than long term overall payments, especially given your $100k+ salary? Also, why do you need 4 or more years to pay only $13k in debt with a salary of $100k+? What are your monthly expenses, and why can't you pay this off earlier?	My first loan was to pay my lawyer expeinces, which means I have child and spouce support,. I want to have all my payments put into one loan and it is worth 14% to be able to manage my payments easier. I chose 5 years for the lower payment, plans are to pay earlier but I want some flexabilty. I chose not to pad the loan after futher thought.
your answer was NOT responsive to the questions asked by member 758012. please provide a fiscally responsible answer to each of the questions asked. "it's more convenient to make one payment each month" is not a fiscally responsible reason for paying nearly 17% [LC says this is 14.46 2.23 -- not the "14%" you say "it is worth]] instead of paying 11% or less. note that all my CC companies are happy to have their bills fall on the same day [I ask for the 15th] so i just go online to my bank's "bill-pay" and hit 4 check-boxes with the amt i want to pay. to claim the difficulty of ths task is so onerous as to make paying tons more interest in order to havr "just one payment" seems nonsensical to me. if it makes sense to you, please explain why. AND, please answerr the other questions posed, above, by member 958012. thanks.	See new answer for member 758012.
Can you please answer the rest of my questions? What is the loan ID of your other loan? When do you plan on retiring? Which debts that you mentioned will this loan pay off? What are your monthly expenses (please include the child and spouse support you mentioned)?	I have no plans of retiring for the next 15 - 20 years. I plan on paying the personal loan, defered comp loand and credit card. Cerdit card 1: $250 mo Credit card 2: $100 mo Defered loan: $182 mo Personal loan: $ 254 mo Child/spouse support: $4000 mo Sorry but I feel that the loan number falls under the personal information that can give out my name and other information. My payments are current on this loan as with my other debts.
Member_794033, we know you only as Member_794033 because as investors we are only provided minimal information about you, which does not include your name. It does however, include your current loan ID, which is Loan 619509 You do not have to answer any questions you are not comfortable answering, but providing your previous Loan ID would give some of us the confidence we need to make the decision to invest in this note (your current loan). I hope that clarifies things a bit, and good luck on 100% funding quickly.	Thank you for the information, I will give it a little more thought. Thanks again
I'd like to fund this loan, but I'm confused why you won't give out the Lending Club loan ID of your previous loan. It won't give any identifying information that this loan doesn't give. It will just allow investors to view that loan page, which gives the same information that this page gives. Also, I'm sorry to harp on this, but it's still not clear exactly which debts you will pay off and which will remain. Will you only pay off Credit Card 1, plus the deferred comp and personal loans? They total about $15k. Does that mean that you won't pay off Credit Card 2, which has a balance of $11k and will go to 18% on 10/2011? The reason investors want to know is that we want to see what your remaining debts and monthly payments will be in addition to this loan.	My other loan is #485958. I have 11 months to pay down credit card 2, I will be adding the payment amount saved my card 1 and will put it toward card 2 = $350 mo new patment plus addtional payments when possible. I am still saving nearly 200 mo with this plan.

Member Payment Dependent Notes Series 619524

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619524	$5,000	$5,000	15.20%	1.00%	November 30, 2010	December 4, 2015	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619524. Member loan 619524 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Big 5	Debt-to-income ratio:	4.89%
Length of employment:	5 years	Location:	Moreno Valley, CA

Home town:
Current & past employers:	Big 5
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	13
Revolving Credit Balance:	$1,677.00	Public Records On File:	0
Revolving Line Utilization:	16.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 619525

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619525	$14,000	$14,000	15.20%	1.00%	November 30, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619525. Member loan 619525 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	nordstrom	Debt-to-income ratio:	8.95%
Length of employment:	2 years	Location:	mill creek, WA

Home town:
Current & past employers:	nordstrom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > Guaranteed return investment.

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,864.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain what you will be investing in.	A contract my friend has withb dealerships around the world that are buying cars from america for way more than we buy them for. We are the middle man in importing them. I make 12 percent every 35 days off of the money invested until mid 2012.

Member Payment Dependent Notes Series 619580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619580	$7,000	$7,000	6.54%	1.00%	November 30, 2010	December 4, 2013	December 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619580. Member loan 619580 was requested on November 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Moberly Medical Clinics	Debt-to-income ratio:	4.20%
Length of employment:	6 years	Location:	Shelbina, MO

Home town:
Current & past employers:	Moberly Medical Clinics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/20/10 > Want to consolidate Credit card debt

A credit bureau reported the following information about this borrower member on November 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,960.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Moberly Medical Clinics?	I am a reimbursement coordianator. Insurance billing.

Member Payment Dependent Notes Series 619737

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619737	$14,000	$14,000	18.17%	1.00%	November 30, 2010	December 5, 2015	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619737. Member loan 619737 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	M+W Group	Debt-to-income ratio:	21.53%
Length of employment:	3 years	Location:	Cohoes, NY

Home town:
Current & past employers:	M+W Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,572.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is M+W Group and what do you do for them?	They are a Construction Company and I am the Sr. Document Control Specialist working in the office.
Please verify your income with Lending Club by emailing support@lendingclub.com. After it is verified, I will be happy to help fund your loan. Thanks!	How do you want me to verify my income?

Member Payment Dependent Notes Series 619786

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619786	$25,000	$25,000	16.69%	1.00%	November 30, 2010	December 5, 2015	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619786. Member loan 619786 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Oxy Inc	Debt-to-income ratio:	20.11%
Length of employment:	6 years	Location:	Spring, TX

Home town:
Current & past employers:	Oxy Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > This loan is for the purpose of refinancing two credit cards that were used in personal emergency, with a lower inteterest rate that went up very high, to 19 and 17 percent. This is for the purpose of paying them off and getting us out of debt in a shorter period of time. These are the only two cc's we have, and we wish to be rid of them altogether, and be free of revolving debt.

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,650.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
For each debt you plan to pay off with this LC loan @~19%, please specify the AMOUNT of that particular debt and the RATE you are paying at for that particular debt.	One is roughly 14k, at 17%, the other is @10K and 19%...these rates were much lower when we started, below 10% on both. Looking to give them a 'finish date', so we can know when they will be paid off.
What is OXY inc and what is your job there?	Oxy, Inc is a subsidiary of Oxy Petrolium Corporation. We are an internal service company to the oil side of OPC's business. I am that HMI coordinator for the Automation team for all of Permian Basin, and I govern HMI standards for OPC worldwide. I've been with the company for going on 7 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We owe 167,000 on a home that is worth 170,000 these days
In years how long do you plan to pay off the loan? What is your itemized monthly budget? Please list the amounts rate and monthly payment on the debt you want to pay off. What are you doing to keep this debt from reoccurring? Thank You	If we are ever able to pay it off early, we would. The term is five years, but if we receive funds, we might be able to pay it off earlier. It's hard to know. Currently one's monthly minimum payment is roughly 240 and the other at 380. That's the minimum. We try to pay more on each, but the little we are able to add is not competing with the 17 and 19 percent rates respectively. They each went up from roughly 8 and 10 percent before the changes in the economy. We are getting rid of [cutting up and cancelling] one of them, and reducing the 'available credit' on the other and locking it away in our safe, hopefully never to use again. The only reason they both got so high was from an emergency. We do not carry cc's around, but keep them in our safe, but this situation was unavoidable. Obviously, we can't foresee what will happen, as we did not foresee this, but cannot imagine lightning striking twice in this manner.
sorry i dont get it. this loan is costing you around 19%. so, why do you want to pay off a 17% loan with these funds????	The others are revolving credit. This loan has a 'finish' date on it, and is, as it reads to me, 16.9%, a point or so less than the lowest of the other two.

Member Payment Dependent Notes Series 619805

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619805	$5,000	$5,000	9.62%	1.00%	November 30, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619805. Member loan 619805 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Alpine Access	Debt-to-income ratio:	10.75%
Length of employment:	< 1 year	Location:	Queens Village, NY

Home town:
Current & past employers:	Alpine Access
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > I would like to make one monthly payment to all of my debt. Borrower added on 11/28/10 > I am good for my word as far as paying back my loans. My grandmother was very skeptical in co-signing my college loan because she wasn't sure if I was going to pay her back. Four years later, she has not paid a single penny into that loan. I hate it when I owe people anything because I am very independent. If you invest in me, you will not be disappointed. Thank you! =)

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	41
Revolving Credit Balance:	$5,349.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 619807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619807	$5,600	$5,600	9.25%	1.00%	November 30, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619807. Member loan 619807 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	Legend Aerospace	Debt-to-income ratio:	12.18%
Length of employment:	6 years	Location:	Hialeah, FL

Home town:
Current & past employers:	Legend Aerospace
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > I plan to use the Loan to pay off my credit cards, I don't have any late payments on my credit report and since this Loan will reduce the APR by half I will have more money available. The company I work for has been in business for more than 15 years, the company has not been affected by the economy since we provide a service for the airlines which is required by the FAA.

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,235.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Legend Aerospace?	I am the Director of Operations of the company. Basically my job is to make sure everything gets done from the sales to the quality control of the company.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Hello, I currently have 4 credit cards with a total dept of around 5000 dollars with an APR of 22% in average, so my minimum payment in total for all cards is around 165.00 dollars per month. With this loan I will be able to pay a fixed monthly rate at half the APR and I won't have to deal with those APR rates anymore.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Your welcome, and believe me I understand your position but keep in mind that I am not planning to ruin my credit, all I want is to stop paying those high APR rates from the banks because I think APR at 20% for the record I have is not fair, I have never paid late before and I am not going to do that now.

Member Payment Dependent Notes Series 619857

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619857	$2,800	$2,800	13.35%	1.00%	November 29, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619857. Member loan 619857 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,510 / month
Current employer:	St Johns med center	Debt-to-income ratio:	15.04%
Length of employment:	3 years	Location:	oxnard, CA

Home town:
Current & past employers:	St Johns med center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > I will be using the money to move closer to work

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	9
Revolving Credit Balance:	$3,266.00	Public Records On File:	1
Revolving Line Utilization:	68.00%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 619871

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619871	$16,000	$16,000	12.98%	1.00%	November 30, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619871. Member loan 619871 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,600 / month
Current employer:	Calmark Inc.	Debt-to-income ratio:	15.86%
Length of employment:	3 years	Location:	Brentwood, CA

Home town:
Current & past employers:	Calmark Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	45
Revolving Credit Balance:	$26,357.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Calmark Inc.?	I am a mobile pet groomer. I work for Calmark Inc./Aussie Pet Mobile which is a franchise.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi, balance on mortgage is $259,141.62. Current market value per zillow.com is $165,500. Thank you

Member Payment Dependent Notes Series 619885

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619885	$4,800	$4,800	12.23%	1.00%	November 24, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619885. Member loan 619885 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,956 / month
Current employer:	Palo Alto Medical Foundation	Debt-to-income ratio:	20.07%
Length of employment:	< 1 year	Location:	San Bruno, CA

Home town:
Current & past employers:	Palo Alto Medical Foundation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	39
Revolving Credit Balance:	$8,253.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Palo Alto Medical Foundation and where did you work prior to that?	Hello. I am a Vascular Ultrasound technologist. Prior to that I worked as a Vascular Ultrasound Tech at Vascular Imaging of Arizona for a little over 3 years.

Member Payment Dependent Notes Series 619904

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619904	$2,000	$2,000	6.91%	1.00%	November 29, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619904. Member loan 619904 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Abiding Life Baptist Fellowship	Debt-to-income ratio:	21.25%
Length of employment:	6 years	Location:	La Porte, TX

Home town:
Current & past employers:	Abiding Life Baptist Fellowship
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > My wife has had major female medical problems for over 5 months and is miserable. She is facing the apparent remedy in the outpatient Novasure procedure. The Dr.'s office is cheaper than hospital but needs their cash all up front first. We keep an emergency fund in cash but it is not refilled to good level yet due to emptying it for car repairs - thus why we need this small loan. We do not use credit cards (haven't for years), live by Dave Ramsey's Financial Peace University system, use only cash/debit, and are paying down our debt drastically. Our credit score is over 780. We both work a total of 4 jobs (2 each). I am the pastor of a small Baptist church in Texas and corporate chaplain. My wife works two secretarial jobs. We have worked these jobs steadily for several years (my chaplaincy job is the newest). We don;t get loans or new debt as we do things in payments with cash. The only reason for this small loan is because the Dr. office, though cheaper, will only take payment in full. This is an emergency small loan so she can get this procedure done and go back to a normal life with her health. We had a previous loan with LC and paid it off early. Thank you for considering us and this great need we have.

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	18
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
As soon as your status is Approved I will be putting money in. Hugs and prayers to you both!	Amazing. Thank you more than you know. She has been bleeding for 5 months and cramps and she wants to get back to normal life. BTW, if you need confirmation for this as to the authenticity from the Dr. I can gladly provide it. Thank you again so very much.
4 jobs between both of you and you have no insurance???	(my apologies I tried to send a reply this morning and it bounced back.) I am on a high risk pool policy due to my medical condition (I am unable to get regular med. ins.). My wife was only able to get on one company (she has asthma and sever sinus problems and is on 5 meds for it all). My kids are on a policy from the only company that would take them. All of them have higher than normal premiums and to be able to afford them at those premiums even we had to go to $5,000 deductibles on all of them. So this will only be applied to the deductibles but no payments from the companies will be made.
I hope everything goes well. I am investing in your loan. I wish universal healthcare passed. But being from Texas you maybe against it. Republicans make no freaking sense	Thank you for investing. We are told this will heal her body and we pray it does. Thank you again.
Good luck to you and your wife. I hope my investment, be it small, helps you guys along.	Thank you so much!

Member Payment Dependent Notes Series 619906

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619906	$5,000	$5,000	12.23%	1.00%	November 29, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619906. Member loan 619906 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Surgi-Care, Inc	Debt-to-income ratio:	17.64%
Length of employment:	2 years	Location:	Arlington, MA

Home town:
Current & past employers:	Surgi-Care, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > I am looking to help buy inventory for our Natural Alaska Gold and Collectable web stores. I am fortunate to be buying natural gold at well below spot price and selling well above spot. This loan will greatly assist in increasing sales and inventory. Thank you all for your consideration.

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,015.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 619927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619927	$14,400	$14,400	18.17%	1.00%	November 30, 2010	December 5, 2015	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619927. Member loan 619927 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	poolcraft inc	Debt-to-income ratio:	18.08%
Length of employment:	10+ years	Location:	rohnert park, CA

Home town:
Current & past employers:	poolcraft inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > I will be paying off another loan, This loan will spread out and lower my monthly payments. Borrower added on 11/23/10 > I will be paying off another loan I have through lending club. I have been making on time payments of $556.10 for the last year. The payment on this loan will be $367 Borrower added on 11/23/10 > I have been at the same job since March of 2000.

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,286.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at poolcraft inc?	We are a swimming pool maintenance company. I am the service manager. I have been employed there going on 12 years.
Can you tell us the balance of the LC loan that you will be paying off and maybe the ID number? Thank you, have a great day!	member loan #451548 11,125.59
What are you planning to do with the remaining funds of ~$3.3k after paying your earlier LC loan?	after LC takes its fees. Its more like 2.3k. I owe 2,700 on a amex card I plan to pay it off and close it.
- How do you plan to reduce your dependence on credit cards? Specifically, what do you plan to not buy now that you used to? - Do you have a significant other who brings in other income? if so, what is the total combined income?	On the 3rd of January 2011 I no longer will have a significant other. Being still legally married has been my problem. For the last year I have been legally obligated to keep my soon to be ex wife covered on my medical insurance plan at work while we go through our divorce. My employer covers the cost of mine but not the cost of a spouse. Her benefits have been costing me $350 a month. This is money that will be added to my take home starting next year. Also getting my divorce finalized cost a little more than I expected. But it was worth it since there will be no alimony payments. Funny thing is she is already engaged and prego so I have been paying for the prenatal care for a baby that is not even mine. Life can be unfair!
for ea debt you plan to pay off with this >20% loan, please specify the AMOUNT of that particular debt AND ALSO THE INT RATE of that particular debt.	19.82%
thanks for your [partial] answer. more Q's: 1. this loan pays 18,17 2.23 to lender, i.e., 20.4%, so it must be costing you more than that -- yet you want to use it to pay off a current 19.82 loan! please explain why this makes fiscal sense. 2. what is the current rate on your AMEX loan, which you play to also pay off with this one? if it's substantially under 20%, why pay it off with a higher interest loan? please answer promtply, because your loan is not even half-funded and your time to get the loan is more than half over. i really want to contribute to your loan, and need these answers first.	I dont give a [shit]!!!!! if you contribute or not!!!!!!![BLOWME]It lowers my payments that is the whole point. I am making payments of 556.10 this will be 367. It will be easier to manage.

Member Payment Dependent Notes Series 619937

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619937	$16,750	$16,750	13.35%	1.00%	November 30, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619937. Member loan 619937 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	YMCA of Greater Saint Paul	Debt-to-income ratio:	22.69%
Length of employment:	4 years	Location:	SSP, MN

Home town:
Current & past employers:	YMCA of Greater Saint Paul
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > For everyone who has funded it so far, thank you. I am really looking to consolidate my debt into one payment. Since April, for the most part I have been using check cards and cash. Have a Happy Thanksgiving!

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,662.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the YMCA of Greater Saint Paul?	Membership Sales Director
What are the balances and interest rates of the loans you are refinancing?	10,000 in a personal loan I used for my BA. 8000 in credit cards. I am trying to consolidate everything to one payment
How much is your mortgage each month?	$575.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$64,722 Zillow: $138,000
What are the interest rates and monthly payments on your current debts? What are your monthly expenses? How steady is your job?	Interest rates range from 0%-14% I believe. Monthly expenses: mortgage (about $575), student loans (about $220/mo), cell phone ($50/month), personal loan ($300, which with this loan I can eliminate this debt), garbage ($15), energy ($90). I have a steady job.

Member Payment Dependent Notes Series 619941

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619941	$3,800	$3,800	8.88%	1.00%	November 24, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619941. Member loan 619941 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$917 / month
Current employer:	darden restaurants	Debt-to-income ratio:	3.38%
Length of employment:	3 years	Location:	myrtle beach, SC

Home town:
Current & past employers:	darden restaurants
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > I'm requesting a loan because im buying a 98 corvette that ive already paid for almost in full. Loan will be put towards car, taxes, tags, registration. I have worked for Darden Restaurants, Olive Garden, for three years now and am able to work as many hours as i want. I have very good credit and have borrowed more than this for a vehicle before with no problem paying it back in full way in advance without ever being late on a payment. I pay no rent or mortgage at my current residence and bills consist of only phone and car insurance which are both very cheap, everything else is going into the bank. I also still have my car which is being sold so with that said i will be repaying this loan back way ahead of the 36 month mark. I really appreciate your time and i hope to be your next good investment.

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,761.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 619989

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619989	$4,700	$4,700	15.95%	1.00%	November 26, 2010	December 5, 2015	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619989. Member loan 619989 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Metro PCS	Debt-to-income ratio:	7.76%
Length of employment:	3 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Metro PCS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$704.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Metro PCS?	I manage most of the PCS Store Inc location in PA.

Member Payment Dependent Notes Series 620030

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620030	$6,000	$6,000	12.98%	1.00%	November 24, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620030. Member loan 620030 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,770 / month
Current employer:	n/a	Debt-to-income ratio:	23.56%
Length of employment:	9 years	Location:	Olympia, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/21/10 > We are remodling our kitchen. Our home is on a lake, and the kitchen has not been updated in some time. We could use your help! We have most of the funds that we need, but could use a little more to give it the quality upgrade it deserves. Thank you for your time! :D Borrower added on 11/22/10 > I have a current loan here. here is the Info Borrower Member Loan 448188. Thank you, and Happy Thanksgiving. Borrower added on 11/22/10 > Here is the info for my current loan Borrower Member Loan 448188 Happy Thanksgiving Everyone

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$136,503.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Hello, I already have one loan here, I am a Attorney at Law and have been for 9 years. Thank you.
Income source?	Hello, I am a Attorney at Law with my own practice for 9 years, I currently have one loan now and have been paying on it for a year. Thank you for the question. Have a happy Thanksgiving.
Would you mind providing the Loan ID number for your previous loan? Thank you in advance.	Borrower Member Loan 448188.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for the questions, Balance owed on my home is $ 428K. The current Market value is $ 476K. we had a Appraisal done in August of 2008 to see how bad our home faired threw the Housing Crash. The appraisal was $ 604K. Therefore we lost $128K in 2 years. We have Lakefront property, 3 bedrooms with 3 car garage, Separate Hot tub room, Boat house, and 100 foot dock.

Member Payment Dependent Notes Series 620070

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620070	$4,750	$4,750	14.46%	1.00%	November 26, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620070. Member loan 620070 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,496 / month
Current employer:	Omni Aerospace	Debt-to-income ratio:	22.60%
Length of employment:	1 year	Location:	WICHITA, KS

Home town:
Current & past employers:	Omni Aerospace
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > This is to help me consolidate some of my credit card debt into one loan payment.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,436.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Omni Aerospace and where did you work prior to that?	I work in shipping and receiving and worked for a company called aerospace products for 2 and a half years in purchasing and shipping.
What actions have you taken, other than requesting this loan, to reduce your debt and maintain it at a lower level moving forward?	I am working as much overtime as I can to help pay down some debt and am trying to pay a little more then the minimum requirements every month. I am also committed to myself to get rid of my credit cards once I pay them off. I have learned that if I don't have the money to spend then I don't need to buy it. I am also currently in school and working my way towards a better degree which will hopefully one day get me a job with better earning potential.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I currently owe 71300 on my home and do not have any home equity loans. The current market value on my house is 75000.
Any other household income not listed above?	Yes I do receive 200 a month in child support and my fiance lives with me and brings in around 1500 a month.
Can you provide a detail description of your monthly expenses and how long you intend to repay your loan?	Lets see my two biggest expenses are my mortgage payment and my daycare cost. I also have the following: Gas/Electric/Water Credit cards Trash Food Gas Cable/Internet I am hoping that I will be able to repay the loan off within 2 years.

Member Payment Dependent Notes Series 620096

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620096	$7,800	$7,800	8.88%	1.00%	November 29, 2010	December 5, 2013	December 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620096. Member loan 620096 was requested on November 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,360 / month
Current employer:	Quality machine shop	Debt-to-income ratio:	9.23%
Length of employment:	6 years	Location:	Ventura, CA

Home town:
Current & past employers:	Quality machine shop
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,542.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Quality machine shop?	I am floor supervisor as well as lead machinist. I handle all the critical tight tolerance jobs that come to the shop.
Please list all of your debts, including interest rates and current monthly payments, and say which you will pay off using this loan. Also, how secure is your job?	Us bank credit card with a balance of $4800 at 23 percent interest and $200 monthly payment. Capital one credit card with a balance of $900 and $20 monthly payment and one dollar per hundred I owe is the interest. Truck loan with a balance of $800 with monthly payment of $206 and 5.5 percent interest. I would pay off all my debts so the only payment I'd have would be this loan because I would like to have zero debt. I've been at this job for almost 6 years and I'm the lead machinist that handles all the big accounts so my job is very secure.
You listed around $6500 in debt, but this loan is for $7800. What do you plan on doing with the rest of the funds? Thanks.	Im going to fix up my truck. I want to fix the 2 dents get a new paint job, new tires and a tune up so id be content with driving it for another 3 years while im consolidating my debt

Member Payment Dependent Notes Series 620127

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620127	$4,800	$4,800	10.36%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620127. Member loan 620127 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Richly Interactive, Inc.	Debt-to-income ratio:	21.52%
Length of employment:	1 year	Location:	Sterling, VA

Home town:
Current & past employers:	Richly Interactive, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > This loan will be used to buy airfare for my family (of 6) to be with extended family over the Christmas holiday. We need to buy the tickets this week before the prices go up and I don't get paid until next week.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,041.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 620145

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620145	$3,000	$3,000	15.20%	1.00%	November 24, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620145. Member loan 620145 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,042 / month
Current employer:	Hyatt	Debt-to-income ratio:	1.34%
Length of employment:	5 years	Location:	san antonio, TX

Home town:
Current & past employers:	Hyatt
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	29
Revolving Credit Balance:	$2,446.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 620179

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620179	$3,000	$3,000	6.91%	1.00%	November 29, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620179. Member loan 620179 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	MMD Holdings	Debt-to-income ratio:	0.79%
Length of employment:	< 1 year	Location:	Dallas, TX

Home town:
Current & past employers:	MMD Holdings
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,687.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please tell us about yourself and what this loan is for.	Good morning, my name is Jason and I am a purchasing analyst for an international toy wholesaler/manufacturer/distributor. I have been working there for just under a year. I graduated with a BS from Purdue University where I double majored in Finance and Accounting. Upon graduating I took an auditing job with a public accounting firm in Texas. After this I wanted to get back into the finance field which brings us to where I am at today. The loan is for a motorcycle; the reasoning is my car Just went over the 100k mark and its already caused me to be late for various events so I wanted a back up plan. It also is fuel efficient so it serves multiple purposes. Best Regards, Jason.

Member Payment Dependent Notes Series 620239

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620239	$10,000	$10,000	12.61%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620239. Member loan 620239 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	CH Wright Distributing Corp	Debt-to-income ratio:	17.52%
Length of employment:	6 years	Location:	Lakeview, NY

Home town:
Current & past employers:	CH Wright Distributing Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	40
Revolving Credit Balance:	$3,688.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is CHW and what do you do there? What specifically will you do with the loan proceeds?	CH Wright is a beverage distributor in buffalo, and i oversee the companies Chain Sales department. I run their supermarket business. With this loan i am putting a new roof on the house, and doing some small updates to my kitchen
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	current mortgage balance is $131,000. market value of home is $177,900

Member Payment Dependent Notes Series 620256

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620256	$6,250	$6,250	14.83%	1.00%	November 24, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620256. Member loan 620256 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,792 / month
Current employer:	HSBC	Debt-to-income ratio:	22.37%
Length of employment:	9 years	Location:	Westchester, IL

Home town:
Current & past employers:	HSBC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > I am looking to purchase a 1971 Pontiac Lemans for $10,500. This loan plus $4500 cash will be used to purchase the car. The car is full restored with an approximate appriased value of $17,000.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,338.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi - Do you have a signed agreement to buy the car, and the seller is waiting on your financing? Just wondering what you will do with the proceeds from the loan if the purchase potentially doesn't get completed as planned. Thanks and best of luck.	Hi, I have given $500 to the seller as a deposit to hold the car, with the agreement that if the loan is not approved I will lose the deposit. If, for some reason, the purchase does not go through I plan to pay back the loan immediately and eat the $300 processing fee. Thank you, Nick
Sounds good, Nick. I am helping to fund your loan.	Great! Thank you.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi, I purchased my house about 1.5 years ago. The mortgage balance is approx. $275,000 and the value is approx. $325,000 based on purchase price plus $20k+ in upgrades I have done. I have no 2nd mort. or HELOC. Thanks,Nick
Glad to help out Nick. Recently sold my 67 Cougar and I miss it! Have fun and best of luck to you.	Thank you!

Member Payment Dependent Notes Series 620265

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620265	$5,000	$5,000	15.20%	1.00%	November 24, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620265. Member loan 620265 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,539 / month
Current employer:	Gustine Unified School District	Debt-to-income ratio:	15.52%
Length of employment:	6 years	Location:	Merced, CA

Home town:
Current & past employers:	Gustine Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > Home Improvements: I am a school administrator (high school assistant principal/continuation school principal) who just bought my first home in July. I need to replace a fence surrounding my property and paint the exterior of the home. I am in my 7th year at GUSD and I am a tenured district employee.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	61
Revolving Credit Balance:	$4,378.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Im interesting in funding but need the following Please explain your last deliquency? Please contactt lending club and verify your income , should show a check mark next to it after incoem has been verified	The Lending Club Credit Team has not asked to verify my income as the information I have provided thus far has obviously met their criteria for my loan request listing. If the Lending Club wishes for me to provide additional information to verify my income I would be happy to. I believe the delinquency you are referring to was a dispute I had with a health club. I was a member of a club that sold their business and I canceled my membership upon learning of the impending sale. The dispute arose when the new owners claim they were never informed of my cancellation. I was in dispute with this new company for years and we finally settled about a year and a half ago.
Obviously that is ver clear that lending club has not asked you to verify and hence the request from borrower who wishes to invest in your loan to call them and ask them to verify you before i can invest into your loan It also increases your chances of loan being fully funded and faster than the 14 days period	After researching the question of income verification further on the Lending Club site I found this policy statement: "Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information." Since you are not a member of the Lending Club credit team, I assume you as a perspective investor may call the club itself if you have any questions about my income verification. In the less than 24 hours I have had my loan listed, I have had 58 members already invest in my loan and I am currently approximately 80% funded. Those individuals have made a wise investment as I will be paying them back at a rate of 15.2%, their confidence in the information I have provided, and the Lending Club system itself is well founded.
"The Lending Club Credit Team has not asked to verify my income as the information" Lending Club does not fund your loan WE DO (as lenders). We need this kind of information to make an informed decision. Thank you, and have a great day	After researching the question of income verification further on the Lending Club site I found this policy statement: "Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information." Since you are not a member of the Lending Club credit team, I assume you as a perspective investor may call the club itself if you have any questions about my income verification. In the less than 24 hours I have had my loan listed, I have had 58 members already invest in my loan and I am currently approximately 80% funded. Those individuals have made a wise investment as I will be paying them back at a rate of 15.2%, their confidence in the information I have provided, and the Lending Club system itself is well founded.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	As I just purchased my home in July my mortgage balance stands at approximately $152,000. I do not owe any HELOC dollars. According to your suggestion I went on zillow.com and they claim a current value of my home of $159,000.

Member Payment Dependent Notes Series 620284

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620284	$6,000	$6,000	13.72%	1.00%	November 26, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620284. Member loan 620284 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Trinity Community Church	Debt-to-income ratio:	21.14%
Length of employment:	4 years	Location:	wilmington, DE

Home town:
Current & past employers:	Trinity Community Church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > My wife and I are moving. We want to be closer to our parents now that we have a 4 month old beautiful baby. We are both keeping our same jobs only moving 45 min away will put us in a much nicer neighborhood and that much closer to our parents. While we were going through our finances for the move we decided it was in our best interest to consolidate some of our debt. This loan will help my family make this transition smoother. Borrower added on 11/24/10 > Thank you to everyone who is funding my loan. You have made a great investment.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	54
Revolving Credit Balance:	$4,222.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe 158,000 zillow says 156,000

Member Payment Dependent Notes Series 620298

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620298	$4,000	$4,000	12.61%	1.00%	November 30, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620298. Member loan 620298 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Alert Company	Debt-to-income ratio:	18.65%
Length of employment:	1 year	Location:	Appalachia, VA

Home town:
Current & past employers:	Alert Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,328.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Alert Company and where did you work prior to that?	I Security Guard watching mine sites and drills. I worked another security company before that at SEI security.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I am currently living in my mom and dads 2nd home but its too small now that i have 2 kids so im goin to move to a bigger home. I am going to use this for a down payment so i can get a new home then im payin my loan back off tax time. the home im getting is ruffly 75,000 with tax and everything.

Member Payment Dependent Notes Series 620299

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620299	$5,000	$5,000	14.83%	1.00%	November 26, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620299. Member loan 620299 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Lafarge of North America	Debt-to-income ratio:	11.42%
Length of employment:	5 years	Location:	Hoover, AL

Home town:
Current & past employers:	Lafarge of North America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > This loan is to pay off two existing credit cards and lower my monthly payment.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	62
Revolving Credit Balance:	$8,252.00	Public Records On File:	1
Revolving Line Utilization:	68.20%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 1. Balance of loan is 201,000.00 2. Current market value 229,000.00

Member Payment Dependent Notes Series 620319

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620319	$10,000	$10,000	15.95%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620319. Member loan 620319 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Weblog Solutions Limited	Debt-to-income ratio:	12.02%
Length of employment:	< 1 year	Location:	Jersey City, NJ

Home town:
Current & past employers:	Weblog Solutions Limited
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > I've rarely had dental insurance, and when I have it's been very limited. Long story short- I was on vacation in Europe this month and got an infection of an erupting wisdom tooth. I was able to get antibiotics for the issue, but x-rays revealed a bevy of other problems. I suspected as much, as I've got some broken teeth in the back of my mouth, as well as occasional infections that I've fixed over time in peace meal fashion. Due to the fact I don't have insurance, I rarely go to the dentist (a stupid decision in hindsight) But my experience on vacation gave me a wake up call that I need to get all of my issues fixed. Those include at least a few crowns, a route canal, wisdom tooth removal,and other procedures that will take place over a few months. Based on the x-rays and an initial estimate I received when I got back to the states, the work is going to be expensive, especially given the fact I do not have dental insurance. I'm hoping I can secure a loan to serve as a dental fund to fix all of these issues. I already have a smaller loan through lending club, and my payments have been made on time since the loan was funded about nine months ago. Borrower added on 11/22/10 > sorry, meant to type "piecemeal."

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	77
Revolving Credit Balance:	$7,809.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Weblog Solutions and can you have your income verified? More investors will invest in your loan, if you do.	Weblog Solutions is the parent company for ReadWriteWeb, one of the top technology websites in the world. I work on audience development, community, and social media marketing. One of the reasons I listed myself as self-employed is that the company is based in New Zealand, and Lending Club only allows U.S. addresses for employment info. However, I'm prepared to provide documentation if Lending Club requests it.
Can you please have your income verified with Lending Club.	Unless Lending Club asks for verification, I'm unable to do it myself. This is stated in their FAQ. If they request verification, I will gladly do it.
Please provide employment history for last 3 years. Thanks.	2007-2010 WebMediaBrands New York, NY (product manager) 2010 Hearst Corportion, New York, NY (Consultant) Present Weblog Solutions/ReadWriteWeb.com, Lower Hutt, New Zealand (Social Media Manager)

Member Payment Dependent Notes Series 620347

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620347	$6,000	$6,000	6.17%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620347. Member loan 620347 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	MicroDAQ.com, Ltd	Debt-to-income ratio:	10.51%
Length of employment:	5 years	Location:	Hooksett, NH

Home town:
Current & past employers:	MicroDAQ.com, Ltd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,210.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 620361

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620361	$15,000	$15,000	17.43%	1.00%	November 30, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620361. Member loan 620361 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,208 / month
Current employer:	PricewaterhouseCoopers, LLP	Debt-to-income ratio:	23.04%
Length of employment:	3 years	Location:	leesburg, VA

Home town:
Current & past employers:	PricewaterhouseCoopers, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > Funds will be allocated to purchase an engagement ring and two wedding bands. Fiancé is a federal lawyer and I work for a big four. Our combined income is approximately $250,000. I have credit card debt from law school. Flawless repayment history. Need short term help to set wedding plans in motion. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,977.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, thank you for your questions and possible interest in funding my future fiance's ring. The current loan balance is 370,579 and the latest Zillow report showed an uptick in value to a range of 326,000 to 351,000. It is my primary residence and has been for over three years. I have never been late on a payment, nor am I in any jeopardy of for future payments. Please let me know if you require additional information. Thank you again.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	One to two years. Both my fianc?? and I own homes and are looking to consolidate in 2011. We expect this to result in the ability to reduce credit card debt (accrued during law school) as well as student and personal loans, such as this one.

Member Payment Dependent Notes Series 620368

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620368	$1,000	$1,000	6.91%	1.00%	November 26, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620368. Member loan 620368 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	chichester insurance agency	Debt-to-income ratio:	10.48%
Length of employment:	< 1 year	Location:	columbia, SC

Home town:
Current & past employers:	chichester insurance agency
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > pay off credit card that has a high interest rate

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,963.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 620369

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620369	$1,600	$1,600	9.25%	1.00%	November 30, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620369. Member loan 620369 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Salamander Fire Protection	Debt-to-income ratio:	22.77%
Length of employment:	4 years	Location:	Palmdale, CA

Home town:
Current & past employers:	Salamander Fire Protection
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,111.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 620391

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620391	$9,000	$9,000	12.23%	1.00%	November 29, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620391. Member loan 620391 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Verizon	Debt-to-income ratio:	12.40%
Length of employment:	10+ years	Location:	Flanders, NJ

Home town:
Current & past employers:	Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > Home Improvement Loan - Remodeling/Refinishing basement for extra living space and to further increase value of home

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$120,641.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Hello there - I would anticipate paying the loan off closer to 2 years than 3. 2 to 3 years for sure. Thank You

Member Payment Dependent Notes Series 620393

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620393	$8,500	$8,500	8.88%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620393. Member loan 620393 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	FlightSafety International	Debt-to-income ratio:	7.28%
Length of employment:	2 years	Location:	Port Wentworth, GA

Home town:
Current & past employers:	FlightSafety International
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,392.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the balances and interest rates of the loans you are consolidating? Also--could you briefly describe your job responsibilities?	Thanks for your question, delta345. I have a loan at 14.5% with a $6200 balance, and one at 12.45% with a $2100 balance. These were both personal signature loans that I took out to help fund my final year of college. I work at an aviation training company--the learning center in Savannah trains Gulfstream pilots. I specialize in charter operations, so my main responsibilities include working with our charter clients' management and the FAA to ensure that all their pilots meet regulations. It's a challenging field (the federal regulations never stay the same for long!) but I love the work and find it to be very meaningful. Thanks again for your interest, and please let me know if you have any other questions.
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Hi Member_569427, and thanks for the question. My monthly costs run about $1400 for rent/utilities/insurance/food and other necessities, and I do not have any childcare or tuition expenses currently.

Member Payment Dependent Notes Series 620397

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620397	$2,500	$2,500	9.62%	1.00%	November 26, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620397. Member loan 620397 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,650 / month
Current employer:	US Army	Debt-to-income ratio:	19.49%
Length of employment:	10+ years	Location:	Tampa, FL

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,914.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Army pays to move it's own. Why not you? Your rank and ETS?	We were in a hurry to find a home because the movers had our stuff in a warehouse. We are moving within the city we PCSd to because rent will be cheaper for us. The army does not pay for the move unless you have orders. They only paid to move to Tampa, not to switch houses once we are there.

Member Payment Dependent Notes Series 620409

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620409	$6,000	$6,000	10.36%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620409. Member loan 620409 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Haley & Aldrich	Debt-to-income ratio:	15.12%
Length of employment:	5 years	Location:	Kansas City, KS

Home town:
Current & past employers:	Haley & Aldrich
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	23
Revolving Credit Balance:	$18,723.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is H & A and what do you do there? Your credit history shows revolving debt of almost $19K. What are you going to do with $6k?	The company is Haley & Aldrich they are a geotechnical and environmental consulting firm. I am a Senior Engineer and Geologist there. I have been lucky over the past couple years with the economy and my job is very secure. I have one credit card, that i would like to pay off and refiance its basically the only one over 50%, and the interest rate climbed over the past few years. I have done a great job paying off debt (from college). Paying this off with the rate quoted to me on LendingClub would save me quite a bit of money. Please let me know if you have any other questions, and i would be happy to answer them.
Can you please list all of your current debts, including interest rates and monthly payments, and say which you are going to pay off with this loan? Can you explain the delinquency from 23 months ago?	The loan will go to pay off my American Express credit card. The rest of my revolving credit is tied up on three other credit cards <3K. I travel quite a bit for my current job are hold 3-5K a month of business expenses that are paid off every month. While i am paying off 4K of new home windows (currently no intrest if paid off). The delinquency 23 months ago was simply a mistake of due dates and with my busy travel schedule, i just lost track. I think my current history and past shows that issue was an anomaly in how I handle my payments.
You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	Realistically 2 to 3 years.

Member Payment Dependent Notes Series 620433

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620433	$3,600	$3,600	9.25%	1.00%	November 26, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620433. Member loan 620433 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Linden Grove	Debt-to-income ratio:	7.74%
Length of employment:	2 years	Location:	West allis, WI

Home town:
Current & past employers:	Linden Grove
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,290.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 620448

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620448	$2,500	$2,500	9.62%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620448. Member loan 620448 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,664 / month
Current employer:	Hyatt	Debt-to-income ratio:	2.94%
Length of employment:	1 year	Location:	SAN MARCOS, TX

Home town:
Current & past employers:	Hyatt
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > I need to pay off my credit card which before the interest rate kicks in. It is at a 0% interest rate at the moment and I would not like to pay a high interest rate on it. Borrower added on 11/22/10 > I have a steady job that I very much enjoy and plan on keeping at least until after I graduate.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,523.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the balances and interest rates of the debts you are consolidating?	$1,498 with an interest rate of 0% for this first year

Member Payment Dependent Notes Series 620486

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620486	$6,000	$6,000	13.35%	1.00%	November 29, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620486. Member loan 620486 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,947 / month
Current employer:	Wisconsin Aluminum Foundry	Debt-to-income ratio:	0.54%
Length of employment:	4 years	Location:	SHEBOYGAN, WI

Home town:
Current & past employers:	Wisconsin Aluminum Foundry
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	45
Revolving Credit Balance:	$16.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 620509

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620509	$6,000	$6,000	15.20%	1.00%	November 30, 2010	December 6, 2015	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620509. Member loan 620509 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Dept of the Navy	Debt-to-income ratio:	24.41%
Length of employment:	4 years	Location:	Honolulu, HI

Home town:
Current & past employers:	Dept of the Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,331.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 620623

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620623	$6,250	$6,250	13.72%	1.00%	November 30, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620623. Member loan 620623 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	n/a	Debt-to-income ratio:	23.36%
Length of employment:	n/a	Location:	Orlando, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,063.00	Public Records On File:	0
Revolving Line Utilization:	94.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Source of income? Fixed monthly expenses?	A few months ago have started a career with Liberty National, a very lucrative profession, and need to pay off some credit cards as well as get my business started. Following the business model, first year agents make anywhere from 30k to 150k a year. I already have a license for this and have been employed with them for a few months. So far, I have made about 6k. My fixed monthly expenses are around 1000.
What's your source of income? What are your current fixed costs (rent, utilities, phone, gym, etc.)?	I answered this question previously but wanted to add that my company started selling medicare supplements to individual people, and I closed 2 worksite cases with 40 employees to enroll each, this week alone. I am about to make good money and need this loan so I can get my feet off the ground. Thanks for your consideration!

Member Payment Dependent Notes Series 620651

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620651	$3,000	$3,000	10.36%	1.00%	November 26, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620651. Member loan 620651 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Joseph Productions, Inc.	Debt-to-income ratio:	4.60%
Length of employment:	2 years	Location:	Taylor, MI

Home town:
Current & past employers:	Joseph Productions, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > For the acquisition of a motorcycle, to save on gas mileage in the summer. Borrower added on 11/22/10 > Vehicle is a 1988 Honda Shadow VT 1100. 1-inch tear in seat. Small scratch in bezel around headlight. Other than that the vehicle is in pristine condition. Has 14,726 miles on it. Had a full service tune-up at exactly 14,000 miles. Has been well-maintained and driven every year. Comes with a backseat, backrest, saddlebags, detachable windshield. New battery added this year, tires are 2 years old. Borrower added on 11/22/10 > Insurance quote through Progressive Auto Insurance is $32.00 monthly for complete coverage. Borrower added on 11/23/10 > I should also add, the price of the vehicle is $2,000. The extra $1,000 is a comfort zone, to ensure that, should I lose my income for some unseen reason, I could make payments for another 10 months on time without any trouble.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,125.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Joseph Productions, Inc. and where did you work prior to that?	I am contracted for productions with Ford World Headquarters, The Ford Conference and Events Center, JazzPlanet.tv (an original network created by JPI in collaboration with the International Jazz Fest), and The Detroit Red Wings. I am currently on the Red Wings account as an audio engineer for every home game (which are held at Joe Louis Arena). I have also been contracted to work the Auto Show event in January. I have a second job between the hours of 8am and 4pm weekly installing Qualcomm satellite tracking systems on semi trucks, at Wolverine Freightliner. Prior to JPI I worked for Turning Point Investment Group L.L.C. and TayMI L.L.C. Both are subsidiaries of a company owned by my manager, who was just recently offered the position of Vice President at JPI. TayMI was a franchisee of a restaurant chain, where I was trained in management. Upon leaving TayMI I was further trained in management at Turning Point, and after a month my boss (The Owner) promoted me to manager of a bar/club in downtown Toledo, where I was entrusted with balancing the safe and registers, payroll, replenishing stock for the bar and kitchen, maintenance, security, and customer relations.

Member Payment Dependent Notes Series 620733

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620733	$8,000	$8,000	12.98%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620733. Member loan 620733 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,019 / month
Current employer:	Chicago transit	Debt-to-income ratio:	18.73%
Length of employment:	10+ years	Location:	CHICAGO, IL

Home town:
Current & past employers:	Chicago transit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/22/10 > this loan will be used to payoff some bills. I pay all my bills on time. I 've been on my job for 11 years. Borrower added on 11/28/10 > I plan to use these funds to pay off higher interest credit card charges

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,447.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Chicago transit?	i'm a Bus operator for Chicago Transit. I transport people to various locations through out the city. While giving directions & information about the city.
What actions have you taken, other than requesting this loan, to reduce your debt and maintain it at a lower level moving forward?	i've been paying my bills on time every month without a late payment. The budget I have isn't working. because I had some family problem that came about & put me behind my ste budget. I would rather pay on one account to get my debt down then on many.

Member Payment Dependent Notes Series 620749

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620749	$19,000	$19,000	15.57%	1.00%	November 30, 2010	December 6, 2013	December 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620749. Member loan 620749 was requested on November 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	3M Corp	Debt-to-income ratio:	20.27%
Length of employment:	10+ years	Location:	Gaithersburg, MD

Home town:
Current & past employers:	3M Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > My new husband and I want to purchase a home together. We want to pay off the credit cards in a lump sum because the money we are paying is just going to the interest basically. I've worked at my job for 12 years and don't see any foreseeable changes. My husband is on disability pay from the VA and they are taking a long time to reinstate his full pay after a clerical error caused his check to be reduced in half. Borrower added on 11/24/10 > Oh did everyone see my description here. I guess it goes some other place once submitted. I just hope I didn't lose it. I assume it was posted someplace. Thank you and Happy Thanksgiving.

A credit bureau reported the following information about this borrower member on November 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1979	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,344.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for 3M Corp?	Operations Analyst
What actions have you taken, other than requesting this loan, to reduce your debt and maintain it at a lower level moving forward?	At first I was paying larger amounts than the minimum payment and was keeping the balance almost paid off. Then as my finance (now my husband) prepared for his mission trip to Uganda, we found we had to use the credit cards more so I could only make minimum payments to keep everything on time. I ended up funding almost the entire trip with airfare with the intent that any donations would then be sent to me to pay off my cards. Unfortunately the foundation my fiance went down to support believed all monies should be given to them to help the foundation and so what little donations came in did got get forwarded to me. (We also had a lot of promises from people about sending a donation but they didn't follow through). This past fall we had to pay for our entire wedding ourselves since our parents are older and couldn't afford to help us. And although we had a very low-budget wedding, the costs kept adding up and we felt we were getting nowhere on paying off the balance. Eventually we cut up all cards except the ATM/Debit one and sought help. Thus, we made the request of your company to help us with a loan. We are wanting to purchase our first home together (my apt is too small for us) and we want to be able to do that without all the credit card debt hanging over us. Thank you.
I am interesting in funding your loan, however can you please provide the purpose of this loan, a detail of your monthly expenses and when you intend to repay your loan?	Our monthly expenses have increased due to rent increase (going month-to-month because we are househunting) We want to pay off the credit cards and then have one payment to a loan. Our payments now are just going to interest. I would like to have it paid off in 3 years. I mentioned to another member that my credit card charges got maxed out when I funded my then fiance's mission trip to Uganda -- the donations we were supposed to get back would come to me to pay off the cards but it didn't happen that way so I ended up having to incur all the costs - in addition we had to pay for our wedding ourselves and despite our best efforts to keep costs down (and we really had a low-budget wedding), it was still more than we had to spend really. We now have rent, telephone, cable, gas bill, electric bill, internet (we are shopping around for a cheaper vendor on utilites and phone), a car payment and two major credit cards that I had used and two that my husband had used while in Uganda for cash advances. It was very inexpensive in Uganda but when it was deducted in US dollars, it was much more expensive. Does this answer your question or do you need more detail that I'd be happy to supply. Thank you.
Can you please list all of your debts, including balances, interest rates, and current payments, and say which of them you'll pay off with this loan? Also, what do you do at 3M, and how steady is your job?	These are the debts we plan to pay off with this loan: Account 1: $7,762.08 (interest rate 22.99%) ??? Current payment $231.95/mo Account 2: $4,626.60 (interest rate 25.24%) ??? Current payment $65/mo Account 3: $4,884.66 (interest rate 15.15%) ??? Current payment $113/mo And then we want to make a payment with the balance of the loan to Account 4: $3742.67 (interest rate 18.99%) ??? Current payment $75/mo My title at 3M (HIS - Health Information Systems division) is Operations Analyst and I work mainly with the project management database system we use to manage projects (hospital accounts who have purchased 3M/SoftMed software). When the travelers return from training they need to bill their expenses back to the clients and I enter those expenses and make sure the projects in the database have the correct billing rules to bill their time at the client and the expenses at month end. I reconcile the billing process with the billing software and the PM software. I put together training directions needed for new hires or new processes using the PM software and I run (create) reports weekly to send to billing dept. I've been with the company 12 years (we were SoftMed Systems, Inc. a privately owned software company, before 3M acquired us approximately 4 years ago. I don't foresee any changes (as in layoffs) in the near future. 3M put some other procedures in place (like us not getting raises and using all our vacation time) so to avoid layoffs the past two years.
You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I'm not sure I fully understand the question. I would love to have it paid off in 3 years. I don't know what the monthly payment will be but currently I pay approximately $2800 a month my husband's VA disability pay covers the groceries and gas. We hate being in debt this bad and want to get out fast so we can move out of my tiny apartment and find a house close to our elderly parents. Thank you.
The payment for this loan accounts for 15% of your gross income, could you please provide details as to how this would fit into your overall budget? (i.e. rental expense, any income not listed, car loan amount, misc. expenses)	The VA has been dragging their feet on increasing my husband's disability pay that was cut in half due to a clerical error (he has a very common name) so we hope to combine his income with mine to make one monthly payment (aside from his car note) rather than paying all these credit cards. I don't know how much detail I'm supposed to put in this answer. I mentioned to another member that I have all the expenses listed on a spreadsheet with the interest rates and minimum payment amounts as well as the total owed but I don't think I can attach anything in this format. If there is a way, let me know. Thank you.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. You may find it easier to format it like this: CC#1 $9999. @20% (paid), PL#1 $9999 @10% (not paid) etc. Thank you in advance.	These are the will be paid: All up-to-date in payments except account 3 which is behind one payment because I paid it late Account 1: $7,762.08 (@22.99%) Account 2: $4,626.60 (@25.24%) Account 3: $4,884.66 (@15.15%) Account 4: $1,676.84 (line of credit with Credit Union- not sure of interest rate) These are the won't be paid off but any leftover balance from the loan will go towards this balance (we would like to pay it off but won't have quite enough I don't think) Account 5: $3742.67 (@18.99%) And these are won't be paid off with this loan Line of Credit with Checking Acct: $1,103 CC: $980 (@0.00%) As you can see, we got ourselves in quite a bind with those expenses for the mission trip and the wedding. We thought we could raise enough money to cover the living costs and airfare to Uganda but that just didn't work out as we had hoped.
i guess the main thing that's keeping me from contributing to your laon is that it iseems to me you tend get sucked into spending money you can't afford to spend. e.g., funding your fiance's "mission trip to uganda" when you did not have the money to do so, and assuming you'd get the money back; throwing a more expensive wedding than you could afford to do. this kind of pattern is often characteristic of an unrealistic relationship with money, a feeling of self-worth tied to the spending of money, a feeling of worthiness "helping others" by spending money they don't actually have, etc. i need to hear something that leads me to believe you are really changing your ways, and/or your attitudinal paradigm relating to money before i can feel comfy funding your loan.	Member_657310, All I can do is assuring you that I have really learned a valuable lesson, this last year. I went to Uganda last August, and it was funded the way I assumed my fianc??s??? would be. Needless to say it has not happened. If you have taken notice this dept is new. I am waiting for Veterans Administration to reinstate my husband. All I can ask, is that you take my word that this will never happen again.
I believe you are in a tight situation financially however I do think you will be able to maintain this loan as long as you do not add to your debt. I believe this loan would be a good move for you as it does guarantee a pay off date and you will be paying significantly less interest. Additionally it will boost up your credit score (considering all payments are made on time) which will save you even more money when you apply for a loan for your new home. I am going to help fund your loan and wish you the best.	Thank you very much, If the Veterans Administration does what they are supposed to do I hope to pay the loan sooner.

Member Payment Dependent Notes Series 620803

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620803	$5,000	$5,000	13.35%	1.00%	November 26, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620803. Member loan 620803 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	EPC	Debt-to-income ratio:	4.63%
Length of employment:	10+ years	Location:	Hazelwood, MO

Home town:
Current & past employers:	EPC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,777.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at EPC?	I am the Assistant Service and Repair Manager. I repair computers and assist in managing the department.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We owe about $73,000. The estimated resale value of my home is $127.000.
Any other household income not listed above?	My girlfriend of 22 years makes about $35,000 a year.

Member Payment Dependent Notes Series 620850

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620850	$3,500	$3,500	10.36%	1.00%	November 29, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620850. Member loan 620850 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$27,500 / month
Current employer:	go bananas	Debt-to-income ratio:	2.19%
Length of employment:	5 years	Location:	Prospect Heights, IL

Home town:
Current & past employers:	go bananas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > My plan is to pay off credit cards and do some small improvements of my apartment. Also I'm always on time with my payments.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,524.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you actually make $27,500 per month, or is that an error?	No my monthly pay is about $2750

Member Payment Dependent Notes Series 620875

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620875	$6,000	$6,000	12.61%	1.00%	November 30, 2010	December 9, 2015	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620875. Member loan 620875 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	First National Bank of Liberal	Debt-to-income ratio:	18.55%
Length of employment:	4 years	Location:	Liberal, KS

Home town:
Current & past employers:	First National Bank of Liberal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/25/10 > I'm planning on purposing to my girlfriend this new years eve and I am looking to purchase the perfect ring for her. I have found the perfect ring that is perfect for her now I just need the additional funding to purchase it and have it ready to go for the night she will never forget. Borrower added on 11/25/10 > This New Years Eve I am going to be proposing to the woman of my dreams and surprising her with the most perfect ring that is perfect for her. I have found the ring now I just need the additional funding to purchase the ring and have it ready for the most special night of her life and one that she will never forget.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,711.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for First National Bank of Liberal?	I am a branch manager of one of our branches. I open accounts, manage 3 tellers and also act as a teller.

Member Payment Dependent Notes Series 620899

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620899	$3,600	$3,600	9.25%	1.00%	November 26, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620899. Member loan 620899 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Loomis Sayles & Co.	Debt-to-income ratio:	5.57%
Length of employment:	4 years	Location:	Boston, MA

Home town:
Current & past employers:	Loomis Sayles & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	28
Revolving Credit Balance:	$3,356.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 620931

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620931	$4,000	$4,000	15.20%	1.00%	November 29, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620931. Member loan 620931 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	Target Financial Services	Debt-to-income ratio:	12.26%
Length of employment:	9 years	Location:	Saint Paul, MN

Home town:
Current & past employers:	Target Financial Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > Hi! After being divorced for 5 years, I have met the woman if my dreams. She and I have been looking at rings and this loan is to fund the ring we found which is the ring of her dreams. I am happy to answer additional questions you have and thank you very much for your time! Borrower added on 11/23/10 > Oops, make that the woman "of" my dreams. Borrower added on 11/23/10 > Hello again! After reading some other profiles I wanted to add a couple of quick notes so you could learn a bit more about me. I have a very stable and well paying job at a Fortune 50 company in the Twin Cities. My girlfriend Erica and I were both devastated financially from our divorces but both of us have successfully retired tens of thousands of dollars in debts over the past few years by staying focused and working hard. We both have wonderful elementary age boys from our marriages and are very excited to start a new family. Erica and I have been browsing rings casually for about a month and suddenly stumbled upon one that she was instantly crazy about. If you've ever been married or engaged I think you know the one I'm talking about, don't you? I put it on hold at the jewelry store today and whether I ask her this holiday season or when the time is right later, I know this is the perfect ring for my amazing cutie! :) As I mentioned above, I am happy to answer any questions you may have. Thank you for your time and I wish you and your family all the best during this holiday season.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	32	Months Since Last Delinquency:	17
Revolving Credit Balance:	$8,196.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Target Financial Services?	Hi, thanks for your question. I am a manager of an operational support team. Let me know if I can provide you with more detailed information.
Why four delinquencies in the past two years?	Good morning and thank you for your question. As I mentioned, debt retirement has been my primary focus the past four years and there have been times when it has negatively affected my cash flow and caused me to delay payments. I am now current or paid off on all of my debts and I have never defaulted on a debt, settled a debt for less than I owed, or filed bankruptcy. Let me know if I can provide further information and Happy Thanksgiving!

Member Payment Dependent Notes Series 620944

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620944	$4,800	$4,800	10.36%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620944. Member loan 620944 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,547 / month
Current employer:	Westland Resources, Inc.	Debt-to-income ratio:	22.01%
Length of employment:	4 years	Location:	Tucson, AZ

Home town:
Current & past employers:	Westland Resources, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	77
Revolving Credit Balance:	$8,666.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I took a payday type personal loan out which is designed to be temporary, however I haven't been able to pay it off and it is $1,500+ now at a very high interest rate 120% APR. Obviously I need to get rid of that quickly. I also have about $2,000 of credit card debt that was on a no interest period that I need to pay immediately. The remainder of my loan will go towards other credit card debt at about 13% APR, so 10% is great for me. I am trying to save for a home, so new debt is no in my future.

Member Payment Dependent Notes Series 620977

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620977	$1,800	$1,800	6.54%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 620977. Member loan 620977 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Performance Ready Mix	Debt-to-income ratio:	4.80%
Length of employment:	1 year	Location:	LV, NV

Home town:
Current & past employers:	Performance Ready Mix
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,609.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 621060

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621060	$13,000	$13,000	14.83%	1.00%	November 30, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621060. Member loan 621060 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,700 / month
Current employer:	RR Donnelley	Debt-to-income ratio:	16.49%
Length of employment:	4 years	Location:	Lewisville, TX

Home town:
Current & past employers:	RR Donnelley
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > I will be using the funds to fully pay off my car and cosolidate other debts. this will aslo eliminate several bills allowing me to only have to pay 3 on the 16th of every month, right after I am paid. It will also cut my monthly spending on bill needs by $253. This will now bring my monthly budget down to $997 a month. I always pay all of my bills on the 15th or 16th of every month making most of my payments earlier than expected. I never incure late fees. Currently my job consist of an overflow of work and I am my company's top performer in sales. The stability of the market I am in is fantastic, due to the fact I can provide productions and services that other vendors have to outsource.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,532.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is RR Donnelley and what do you do there?	RR Donnelley is the nations largest full service printing company. We have several production plants located throughout the nation that handle both commercial printing and forms printing needs. I am a sales representative for distributors from all over the nation. They will come to me with specifications for print jobs that they are wanting to bid on or produce for their customers, I find the best plant for the jobs to be run at, price up the estimate for them, and then present them with the cost for our manufacturing services. I currently partner with over 3,500 distributors.

Member Payment Dependent Notes Series 621063

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621063	$6,000	$6,000	18.54%	1.00%	November 30, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621063. Member loan 621063 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,600 / month
Current employer:	Target	Debt-to-income ratio:	15.31%
Length of employment:	< 1 year	Location:	Cortland, NY

Home town:
Current & past employers:	Target
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/23/10 > Need to have some peace of mind this winter. Need to pay off my credit cards (less then 2000) with penty left over to provide a buffer when making heating payments this winter.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,995.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Target and where did you work before that?	I unload the truck and stock the shelfs. Been with this Target since March. Before that I was living in FL and was working at a Target down there doing the same thing. I was with that Target for 11 months quit there to move to curent location.

Member Payment Dependent Notes Series 621067

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621067	$4,050	$4,050	6.91%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621067. Member loan 621067 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	La Fitness Wyomissing	Debt-to-income ratio:	14.92%
Length of employment:	4 years	Location:	fleetwood, PA

Home town:
Current & past employers:	La Fitness Wyomissing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/25/10 > I spent five years in college at Penn State University and during that time along with student loans and general costs of living I build a steep credit card debt. I've been trying to pay them off for a long time but I was paying 19.9% on one and 13.24% on another. This made them very difficult to pay down. I want to get out of debt so I can move on with my life. I'm looking to get married and start a family. I would be very greatful for any help. Thank you.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,748.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at La Fitness Wyomissing?	I am the Head Personal Trainer. I work making sales and writing invoice along with training the actual clients. I work monday - friday 35 hours a week.
Your monthly salary is low, please detail your other expenses and how you plan to re-pay the loan.	I will be repaying the loan at a small fraction of the amount I was already paying on the current credit cards. I was paying upwards of 400 dollars a month and not even making a dent in the credit cards. With this loan which is 3 years I will only have to be paying 124 a month and I plan on paying 200 a month to pay off a little faster like 29 months instead of 36. Currently I have no car payment my car is a 2004. The only bills I have is a 60 dollar cell phone, 80 dollar car insurance, and 80 dollar health insurance. My groceries cost about 80 dollars a week. I am living with my brother no rent.

Member Payment Dependent Notes Series 621075

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621075	$2,000	$2,000	9.62%	1.00%	November 29, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621075. Member loan 621075 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,458 / month
Current employer:	n/a	Debt-to-income ratio:	10.39%
Length of employment:	n/a	Location:	Lago Vista, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1973	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,096.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Social Security- 26.4K/yr Retirement pension form WRGrace 6.0K/yr Retirement Pension from Parker Hannifin, 13.2K/yr Wife's Social Security, 8 K/yr Rent from Condoi Town House 7 K/yr (not considered as income)

Member Payment Dependent Notes Series 621152

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621152	$5,000	$5,000	5.42%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621152. Member loan 621152 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Regence BlueShield	Debt-to-income ratio:	2.63%
Length of employment:	8 years	Location:	Burien, WA

Home town:
Current & past employers:	Regence BlueShield
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,856.00	Public Records On File:	0
Revolving Line Utilization:	8.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I noticed that you have not answered my previous question about the nature of the nature of your medical condition. I apologize, because I know it's a personal question. However, would you please give just a bit of unspecified information about it. If you want me to invest in your loan, I need to know if your medical condition might affect your income. So please reply, just providing a bit of information on how your health may (or may not) affect your financial status. Thank you.	Type your answer here. Must have missed that part. But please see my previous answer. I need to have some dental procedures done - crowns, onlays, etc. I would have checked "dental" instead of "medical" expenses, but there was no option for that. My out of pocket expenses will be close to $2000.00. I applied for a $5000.00 loan, because the additional amount would allow me to pay off my credit cards and the payment I would have to make on this loan would be less than what I'm currently allocating for credit card payments.

Member Payment Dependent Notes Series 621176

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621176	$4,600	$4,600	9.62%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621176. Member loan 621176 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Sprint	Debt-to-income ratio:	20.93%
Length of employment:	10+ years	Location:	Huntington Beach, CA

Home town:
Current & past employers:	Sprint
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > The purpose of this loan is to fund the intial pre-production costs of establishing a new radio show on a major network. The radio show will be directed to people from all walks of life and specifically to a business audience with a focus on health, wellness, adventure and a spiritual emphasis on personal growth and empowerment at home and in the work place.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,353.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you describe what kind of small business you are funding and how the money will be used for it? Is this a new or existing small business? Art	This is to start a new radio show with a major network provider. The loan will cover the production and promotional costs of establishing the radio show. Future revenues are generated through sponsorship/advertising.

Member Payment Dependent Notes Series 621202

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621202	$4,000	$4,000	14.46%	1.00%	November 30, 2010	December 7, 2015	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621202. Member loan 621202 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Contract Packaging Resources	Debt-to-income ratio:	12.54%
Length of employment:	< 1 year	Location:	Greensboro, NC

Home town:
Current & past employers:	Contract Packaging Resources
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > I am looking to repair my cars and to buy furniture. We were unable to bring all of our furniture with us when we moved.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,276.00	Public Records On File:	1
Revolving Line Utilization:	81.90%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 621218

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621218	$6,000	$6,000	13.72%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621218. Member loan 621218 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,458 / month
Current employer:	Target Distribution	Debt-to-income ratio:	15.44%
Length of employment:	3 years	Location:	POOLER, GA

Home town:
Current & past employers:	Target Distribution
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/27/10 > -reason for the loan,initally was for a good and not so expencive car,but ,now if I think twice,it is much better if I make myself a gift,and pay off my credit cards. -I like to think about myself,I am a good borrower, I pay everything on time,never been late and never been charged with a late or penalty fee.I have never been late and do pay way more than the min due. -my job it is pretty stable, I like, and much enjoy, what I am doing,I never run late at work,never call in,never been sick,don't drink,or party like an animal,don't use any kind of drugs,don't make any mistakes :) ( I am not perfect ) and I work 6 days a week,at 2 jobs,one full time and the 2nd one, part time. -Thank you all in advance for investing in this loan. Borrower added on 11/29/10 > Dear investors , I really appreciate all your efforts at investing in this loan!I can't stop thinking how free I will be,when all my 6 [ :( ] credit cards,with APR range between 19.85 to 28.5, are paid off.Thank you again,and everybody have wonderful,healthy and happy Holiday Season ! God Bless you all!

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,921.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Target Distribution?	Warehousing and warehouse hard worker, flexing between outbound and inbound departments .
What is the purpose of the loan?	reason I asked for this loan initially was for a good and not so expencive car, but,if I think twice,maybe it is much better if I make myself a gift, and pay off credit cards.

Member Payment Dependent Notes Series 621303

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621303	$6,600	$6,600	12.61%	1.00%	November 29, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621303. Member loan 621303 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Alcoa Howmet	Debt-to-income ratio:	14.54%
Length of employment:	7 years	Location:	Burkburnett, TX

Home town:
Current & past employers:	Alcoa Howmet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	73
Revolving Credit Balance:	$22,368.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Alcoa Howmet and what do you do there?	Alcoa Howmet is the leading producer of equiax superalloy blades and vanes for commercial and military aero-engine and industrial gas turbines. I am a machinist there. We make all the fixtures for the parts we make, and we also work on all the dies we have for the parts.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance on my mortgage is $65,070. I don't have a HELOC. I checked on zillow.com and the tax assessment is $75,757. Thanks Adrian
Your credit report shows $22k in revolving debt, why are you only requesting a loan for $6600?	This amount will pay two credits with higher interest, which will be closed after they are paid. The rest of my revolving credit is at a lower interest rate. Thanks, Adrian
It would probably help you to enter a description for this loan. It increases both convenience and confidence of investors. Please list all of your current debts, including balances, interest rates, and monthly payments. How stable is your job? Also, can you explain the delinquency from 73 months ago?	I answered a question earlier that had the state of my other revolving credit debt, I am not sure if you can see my credit report or not, I am assuming you can. As far as my job goes, I will be there 7 years in January. There has been layoffs but we have recently started hiring again. In the department I am in we are considered a skilled trade so the company is reluctant to let us go. I have also worked in 3 other departments thus in a time of layoff if I were to be affected I will would be able to go back to a previous position. The delinquency 73 months ago was before I was married and I was catching up from losing my job. Thanks, Adrian
What is your itemized monthly budget? What are doing to keep this debt from reoccurring?	My wife and I actually split the months bills on a weekly basis since I get paid weekly. My paycheck varies depending on how much overtime I get. As far as keeping this from happening again, I am actually going to close the accounts as I pay them off. I am only going to keep two cards with the lowest interest rate. Any advice on financial matters would be greatly appreciated. Thanks, Adrian
What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level moving forward? Have you looked into using one of the (free) online financial management tools, such as mint.com ?	I am closing my accounts as I pay them off. I do have a mint.com account. I have recently started using it. Thanks, Adrian
You initially selected 3-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I plan on paying the loan off in 2-3 years if not sooner. I have been remodeling a house my parents have and we are going to move into that house for free. The house wasn't live able before. My house will go up for sale as soon as we move into that house, thus saving $700/mo as soon as it is sold. We are going to pay down bills with the extra income. Also my wife will finish school in the spring, and student teach in the fall of 2011. So the following year she will have have job. That will be the first time we will not be living on one income. I hope this sheds some light on my finances. Thanks, Adrian

Member Payment Dependent Notes Series 621311

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621311	$7,050	$7,050	12.23%	1.00%	November 30, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621311. Member loan 621311 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	bluebird holdings cmv llc	Debt-to-income ratio:	11.43%
Length of employment:	2 years	Location:	saint louis, MO

Home town:
Current & past employers:	bluebird holdings cmv llc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,858.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is bluebird holdings cmv llc and what do you do there?	its a music venue. dba as the Firebird. i am the operations manager. i run the bar. staffing, ordering, paying the bills. i also bartend 2+ nights a week.

Member Payment Dependent Notes Series 621384

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621384	$5,000	$5,000	12.98%	1.00%	November 26, 2010	December 7, 2013	December 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621384. Member loan 621384 was requested on November 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	U. S Department of Housing and Urban Dev	Debt-to-income ratio:	7.90%
Length of employment:	10+ years	Location:	Kansas City, MO

Home town:
Current & past employers:	U. S Department of Housing and Urban Dev
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > I have two high interest credit cards that I would like to pay off. I have always paid my bills on time and have no delinquencies or late payments.

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,110.00	Public Records On File:	0
Revolving Line Utilization:	97.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for HUD?	Engineer
Please list the balances and current interest payments on the credit cards that you are looking to payoff. Also what do you do at the US Dept of Housing and Urban Development?	approx $3800@ 19.99%, $1900@24.99. I am an Engineer.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) One mortgage-$152,000 2).Current Value $180,000
Since you are only asking for 5,000.00, what is the balance of your revolving debt? (17000 - 5000)	I wanted to be conservative when I requested the loan, perhaps I should have requested more. The other two revolving accounts have more manageable interest rates $10,000 @9.24% and $2,800@12.24%. My thinking was to pay off the higher interest one first and then pay down the other. Plus I would rather replace two revolving accounts with an installment loan. Based on advice from Dave Ramsey, I start a part time job on the 12/06, with a program in place to make extra payments on the remaining revolving account to pay them of in three years

Member Payment Dependent Notes Series 621397

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621397	$5,000	$5,000	17.43%	1.00%	November 29, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621397. Member loan 621397 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Flower Divas	Debt-to-income ratio:	9.50%
Length of employment:	6 years	Location:	San Jose, CA

Home town:
Current & past employers:	Flower Divas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,293.00	Public Records On File:	0
Revolving Line Utilization:	99.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Flower Divas?	Hello CriticalMiss, I am a project manager for my sisters Events floral business. I do many tasks for the company. Assisting in Consultations, building structures for events to setting up events and making deliveries to our clients. I also do alot of Network PR work out in the field. Thank you, Darre T. Futagaki
Can you list the debts (amounts) you are carrying?	Hello Member_742667 One of my biggest debt at this time is a hospital bill that has been accrued from Stanford Medical in the amount of $10,000 plus and have been slowly making forward progress on clearing that debt. I have a rare genetic heart disease (HCM Hypertrophic Cardiomyopathy) that I have to maintain. Personal Home Depot account Balance of $3500.00 Personal Credit Card account (Capitol One) balance of $450.00 Thank you, Darren T. Futagaki

Member Payment Dependent Notes Series 621444

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621444	$1,200	$1,200	9.99%	1.00%	November 30, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621444. Member loan 621444 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Pioneer Natural Resources	Debt-to-income ratio:	19.27%
Length of employment:	3 years	Location:	Carrollton, TX

Home town:
Current & past employers:	Pioneer Natural Resources
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > I am requesting this Loan to pay for my daughters gymnastics fees, specifically competition leo $400, parent club fees $200 and floor routine $450. Plus a little extra to travel to meets.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,572.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 621570

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621570	$7,500	$7,500	12.98%	1.00%	November 30, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621570. Member loan 621570 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	Ophthalmic Management Company	Debt-to-income ratio:	16.54%
Length of employment:	4 years	Location:	Jamaica, NY

Home town:
Current & past employers:	Ophthalmic Management Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > Thank you for considering in funding my loan for $7,500. I decided to apply for a loan in order to give myself some relief from very high interest rates on my credit cards. Just like everyone else, I spent the money that I didn’t have during my college years. But now the story is different. I have a strict weekly budget for me to follow so I don’t over spend myself. Unfortunately, even though I have been paying more than the minimum balance on my credit cards, a good 50-75% of my payments goes back in paying the interest charge. As for my job, I have a very stable position in the company I am working with. I have been working for them for more than 4.5 years. I am their only advertising employee. We have optical retail stores throughout the country and I handle all the web, newspaper, radio, and television markets. I am a very responsible person. If my loan is funded, I am 100% sure that all the monthly payments will be made. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	35
Revolving Credit Balance:	$7,876.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Ophthalmic Management Company and what do you do there?	Ophthalmic Management Company is an optical retail management consultant. The company I work for owns a few optical chain store and we also have other clients. I am in charge of all advertising. I basically handle all the media buying, website construction, and provide all the artworks needed for print publication.

Member Payment Dependent Notes Series 621572

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621572	$5,000	$5,000	12.98%	1.00%	November 30, 2010	December 8, 2015	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621572. Member loan 621572 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	The Hartford	Debt-to-income ratio:	3.89%
Length of employment:	6 years	Location:	Yukon, OK

Home town:
Current & past employers:	The Hartford
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > I am looking to pay off 2 credit card debts. This is at a time when I am making huge life changes for the better! Borrower added on 11/25/10 > I requested a 5 year loan but I am hoping to pay it off quicker than the 5 years.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	78
Revolving Credit Balance:	$3,822.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The Hartford?	I work in Customer Service at one of the call centers.
You initially selected 5-year term for loan repayment. In YEARS, How long do you realistically anticipate servicing (keep active) loan before loan is paid off? i.e., Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? etc	I am hoping to pay it off within 3-4 years. Right now the 5 year term and payments fit more within my initial budget. I am expecting to have more money available within the next year which will allow me to pay more on each payment.

Member Payment Dependent Notes Series 621626

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621626	$2,000	$2,000	5.42%	1.00%	November 30, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621626. Member loan 621626 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Yale University	Debt-to-income ratio:	12.16%
Length of employment:	10+ years	Location:	Wallingford, CT

Home town:
Current & past employers:	Yale University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > The purpose of this loan is for our son to invest a percentage in a company he is starting with four other students. He is attennding Quinnipiac University Business school and he with the four others have thought of a business they are going to run.The ideal has gotten the attention of alumni and they want to get it started, they need ten thousand dollars to have a computer designer start a web site. Our two thousand dollar loan is a ten percent stake for our son to have, we will pay the loan amount in full. My wife and myself work full time and have a very good history of paying all our debt. I like the process to be a learning tool for our son to understand the system of borrowing and the responsibility's of repayment. But we will be the one over seeing the loan and it's repayment.

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,148.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please describe a bit about what you plan to use the loan for? Is the business existing or new? How will the loan be used - advertising, inventory, etc.? Art	What the loan will be used for is a project that my son is starting in his college class. This is a business that my son created with four other adults, they need ten thousand dollars to market the ideal. Our son is buying into a percentage for this ideal, in which everyone is believing that this ideal is going to move forward. The money is being spent on a computer graphic designer, that will put this plan into motion. The two thousand dollars is going to be a 10 percent piece in this business and has the potential to profit and grow.
What do you do at Yale University?	My job at Yale is called a shift engineer, this job is working in the power plant that supplies steam chilled water and electricity to the campus. Shift engineer is a the lead person on a shift of three people that is in charge of the operation. the plant operates 24/7 so we follow a shift and rotate with the other three shifts.
Can you please tell us what your loan will be used for? What is the nature of your business?	The loan is for our son to buy into a percentage, This is a business that he and four others created and has generated a lot of interest. They are all in business school attending Quinnipiac University and this project is a computer based ideal that has a potential to grow. the two thousand will be a 10 percent peice into this business for there is a cumputer graphic designer that is doing the marketing to get it started.

Member Payment Dependent Notes Series 621660

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621660	$4,750	$4,750	13.35%	1.00%	November 30, 2010	December 9, 2015	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621660. Member loan 621660 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Sentara	Debt-to-income ratio:	24.63%
Length of employment:	3 years	Location:	Hampton, VA

Home town:
Current & past employers:	Sentara
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/25/10 > This will really help to consolidate my bills! Thank you so much!

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	72
Revolving Credit Balance:	$6,304.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Sentara and what do you do there?	Sentara is a healthcare system comprised of about 10 hospitals (since acquiring a few other hospitals). I am a laboratory scientist.
What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level moving forward?	I have paid down these loans significantly over the last few months. However a series of unforeseen issues, (i. e. a pipe rupturing in the adjacent townhouse, extreme vehicle maintenance have derailed some if those plans). I work several jobs at several hospitals in my area. I have not applied for any new credit other than this loan, to get rid of these things hanging over my head. Clearly I'm not ridiculously deep in debt, because 4700 wouldn't even scratch the surface if that were the case.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. 116800 2. 123500
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	No, there is not a spouse or partner that I use for additional income.

Member Payment Dependent Notes Series 621717

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621717	$3,000	$3,000	10.36%	1.00%	November 30, 2010	December 8, 2013	December 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621717. Member loan 621717 was requested on November 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	j & n auto electric	Debt-to-income ratio:	3.60%
Length of employment:	5 years	Location:	cincinnati, OH

Home town:
Current & past employers:	j & n auto electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/24/10 > Small Business Loan Borrower added on 11/25/10 > To all potential investors. I am finalizing the details for my mobile automotive detailing business. I have a target market, a great business plan, and tons of marketing tools & ideas. The seed money received through this investment medium will allow me to invest in the supplies needed to make my business become as profitable as it can possibly be in the lon-run. I am confident that the research I have done will yield above average monetary gains and exceed even my own expectations! Borrower added on 11/26/10 > Thanks to all of the investors that have faith in helping to make my dream become a reality & a lucrative one at that! I look forward to obtaining the remaining investment money to help me to create a sustainable life for me & my family. I am continuing to do my part by researching the best possible ways to launch, market & eventually grow my business. There is a lot of opportunity for growth in this market because there are very few competitors. With the investment money I plan to not only enter this growing market but conquer it & show my competition how it is done & done right! Thanks inadvance to all investor(s) that want to help me turn my dream(s) into reality!

A credit bureau reported the following information about this borrower member on November 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	47
Revolving Credit Balance:	$1,290.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 621890

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
621890	$9,600	$9,600	14.46%	1.00%	November 30, 2010	December 9, 2013	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 621890. Member loan 621890 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	GA Dept of Human Services	Debt-to-income ratio:	22.36%
Length of employment:	5 years	Location:	Elelnwood, GA

Home town:
Current & past employers:	GA Dept of Human Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/25/10 > I plan to use the funds to consolidate $9,000 I have in credit card debt. I plan to pay the loan off quicky (9 months). My need to utilize this service is to consolidate my debt for a lower interest rate that will allow me to pay off the debt quicky and experience financial freedom from credit card debt. Borrower added on 11/26/10 > I do have a full-time, very stable job that will allow me to pay this loan off within my goal time-span of 9 months (or maybe even sooner).

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	47
Revolving Credit Balance:	$5,400.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level moving forward?	I have requested lower interest rates from the credit card companies and I have set up a realistic budget to follow now and once the debt is paid off. In the past, I've set unrealistic goals but after learning from financial lessons, I am more honest, real and aware of how I need to organize my finances.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Bank of America $5189 - 19.88% (pay off full) Macys $2600 -24% (pay off full) Ann Taylor $323- 26% (pay off full) Bill Me Later $420 - 18% (pay off full) American Express $ 1200 -no rate (pay most)

Member Payment Dependent Notes Series 622039

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622039	$4,200	$4,200	9.62%	1.00%	November 30, 2010	December 9, 2013	December 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622039. Member loan 622039 was requested on November 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$69,000 / month
Current employer:	University of West Georgia	Debt-to-income ratio:	2.00%
Length of employment:	3 years	Location:	Carrollton, GA

Home town:
Current & past employers:	University of West Georgia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/26/10 > I'm embarrassed to admit we weren't tracking our debt and getting deeper and deeper. We have, for 3 months now, turned our lifestyle around and now are trying to reduce our exorbitant 30% interest rates to cut/reduce our debt faster. I used $4,000 because that monthly commitment is less than the monthly payments I'm making now, convincing me that I'll be able to make the monthly re-payment. I just found this community and think it's amazing. I am going to get control of my financial debt/life and then hope I can give back/help others but re-investing back into this community. Thanks to those who support my request. Borrower added on 11/26/10 > As recommended. I plan to use this loan to pay off a $4,000 credit card balance with 29.99% interest rate costing me $163 in monthly payments and $88.00 in interest a month. I feel my job is completely stable. I have worked in the same industry/line of work since I graduated college, in 1999. I have changed jobs/locations 3 times to move up and take a higher paying job/location each move. Borrower added on 11/26/10 > Thank you, Thank you, Thank you to all of you who have invested in my request.

A credit bureau reported the following information about this borrower member on November 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,265.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the University of West Georgia?	I am sorry, I am not comfortable answering this. I am new to this. I will definitely answer your follow-up question below. I will say that I am an administrator if that helps at all.
What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level moving forward?	I learned back in June that our finances were this bad. My wife managed them until then, but I began paying the bills. At first, it just looked like serious debt. I was only paying credit card bills and understanding our expenses. I used the next 2 months to track our expenses on Mint.com and became OVERWHELMED with what I was learning. We were going deeper and deeper into debt, but didn't know it. So, I have brought our family expenses into line and learned that we send around $800 a month in interest. That is RIDICULOUS and why I tried to find alternative options. I tried for a 0% credit card, I really didn't want to attempt another credit card, but I HAVE to cut our 29.99% cards (3 of them). That's when I found this community. It's not 0.00%, but it sure isn't 29.99%. I am extremely happy with a 12.45%. I chose to ask small, hoping to "test" this community out. Once I earn "credit" within this community I would love to try to cut some more cards. I GUARANTEE that funding me here WILL NOT result in me paying off the cards and leaving them open to only continue charging on. This negative management process has stopped, I am just having trouble turning it around. Thank you for caring about what we're doing. I would love to answer more. To answer your 1st question further. I also am responsible for a multi-million dollar budget and manage it quite well in my professional life, again, I just didn't know my personal life had spiraled to where it is. Thanks again.
Just a comment, not a question -- Finances was not something I ever recall being taught when I was in school, or even when my children were in school, so a lot of us just learn the hard way. You are not alone! You may find one of the online (and free) financial management tools helpful. Mint.com is an excellent one. Best of luck.	Thank you.

Member Payment Dependent Notes Series 622143

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622143	$8,000	$8,000	8.88%	1.00%	November 30, 2010	December 10, 2015	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622143. Member loan 622143 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Verizon	Debt-to-income ratio:	4.39%
Length of employment:	10+ years	Location:	Elmhurst, NY

Home town:
Current & past employers:	Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,347.00	Public Records On File:	0
Revolving Line Utilization:	10.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 622263

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
622263	$4,000	$4,000	9.99%	1.00%	November 30, 2010	December 10, 2013	December 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 622263. Member loan 622263 was requested on November 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	jp morgan chase	Debt-to-income ratio:	19.84%
Length of employment:	< 1 year	Location:	ruston, LA

Home town:
Current & past employers:	jp morgan chase
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,969.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Prospectus Supplement (Sales Report) No. 7 dated November 30, 2010